G. Jefferson Campbell, Jr., OSB #75061
G. JEFFERSON CAMPBELL, JR., P.C.
P.O. Box 296
Medford, OR 97501
Telephone: (541) 776-5025
Facsimile: (541) 779-3306

Of Attorneys for the Plaintiffs

IN THE UNITED STATES DISTRICT COURT FOR THE STATE OF OREGON

ROBERT ALLEN and SHERRY ALLEN; SALVADOR ANGEL; TROY BERNHARDT; DAVID BUCK and DARLENE BUCK; VICTORIA CASTNER; MANUEL CASTRO; LILIANA COMBS; CRISTY MATCHETT, formerly known as Cristy Davis; ERICKA DORAN; ROGER FRANCK; THERESA A. JENSEN; HEATHER KREHBIEL; JON MARSHALL and HEATHER MARSHALL; PAUL MUNDY; MARK A. NELSON; JIMMIE ROBERTS and LINDA ROBERTS; VALERIE SAKRAIDA and JEFFREY SAKRAIDA; JOSEFINA SAMANO; FRED SCHNAIBLE and DEBBIE SCHNAIBLE; SHAWN SCHUBERT; KENNETH R. SMITH; J. ANNETTE STRAIN and MARVIN STRAIN; and SHERRI L. STRATTON,

Plaintiffs,

vs.

LITHIA MOTORS, INC., an Oregon domestic corporation; LITHIA HPI, INC., an Oregon domestic corporation, dba Lithia Volkswagen; LITHIA MEDFORD HON, INC., an Oregon domestic corporation, dba Lithia Honda; LITHIA MOTORS SUPPORT SERVICES, INC., an domestic Oregon corporation; FORD MOTOR CREDIT CORPORATION, a

Case No.

COMPLAINT

(Claims for Federal and State RICO Act Violations, Unlawful Trade Practices Act Violations, Fraud, Liability of Lenders After Purchase of "Consumer Paper" Under ORS 83.820 and FTC Holder Rule, and Injunctive Relief to Avoid Adverse Credit Reports by Lenders)

DEMAND FOR JURY TRIAL

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

foreign Delaware corporation; ONYX ACCEPTANCE CORPORATION, a foreign Delaware corporation; WFS FINANCIAL, INC., a foreign California corporation; VW CREDIT, INC., a foreign Delaware corporation, dba Volkswagen Credit; WELLS FARGO BANK NORTHWEST, N.A., a national banking association, formerly known as First Security Bank, N.A.; ROGUE FEDERAL CREDIT UNION; SOUTHERN OREGON FEDERAL CREDIT UNION; and ARCADIA FINANCIAL, LTD., a foreign Minnesota corporation,)

Defendants.)

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
[illegible]-3306

CONTENTS

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

G. JEFFERSON CAMPBELL JR, P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

//
//

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

//

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) [illegible]-3306

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3106

Plaintiffs allege as follows:

JURISDICTION AND VENUE

1.

The court has jurisdiction over this civil action under 28 USC §§ 1331 and 1337 for Plaintiffs' civil action claims arising under the federal RICO Act, 18 USC §1961, et seq. This court has further jurisdiction as to Plaintiffs' federal RICO Act violation claims for a civil remedy under 18 U.S.C. §1964. Pursuant to 28 USC §1367, this court has supplementary jurisdiction over the Plaintiffs' remaining state law and common law claims, as these state law and common law claims arise out of the same transaction and occurrence, or series of transactions and occurrences, as under the statutory claims under the federal RICO statute, 18 USC §1961, et seq. Venue is properly in this Court, pursuant to 28 USC. §1391(b), as Plaintiffs' claims all arose in this District.

PARTIES AND PERMISSIBLE JOINDER

2.

Plaintiffs are all natural persons that purchased or leased a new or used motor vehicle from the Lithia Honda or Lithia Volkswagen dealership stores in Medford, Jackson County, Oregon, between July, 2000 and April, 2001, and upon which the finance and insurance manager for these transactions was Joseph R. Kiefer, II, a former employee of the Defendants at these dealership stores. Plaintiffs claims are properly joined together in this single action, as such claims involve common issues of fact and law and arise out of a transaction or series of transactions with the Defendants Lithia Motors, Inc., Lithia HPI, INC., dba Lithia Volkswagen, Lithia Volkswagen Audi, and Lithia Volkswagen Isuzu, Lithia Medford HON, Inc., dba Lithia Honda, and Lithia Motors Support Services, Inc., in which certain illegal and fraudulent conduct was engaged in by these Defendants' agents and employees within the course and scope of their employment, which give rise to the Plaintiffs' claims as hereinafter alleged.

//

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

3.

At all times material to this action, Defendant Lithia Motors, Inc., was an Oregon corporation, which was authorized to transact business in the State of Oregon. At all times material to this action, Defendant Lithia Motors, Inc. was also a large, publicly traded, parent corporation that wholly owned and controlled a number of subsidiary corporations which operated automotive dealerships throughout the State of Oregon and in several other western states. These subsidiary corporations and automotive dealerships included the Defendants Lithia HPI, Inc., dba Lithia Volkswagen, Lithia Volkswagen Audi, and Lithia Volkswagern Isuzu, and Lithia Medford HON, Inc., dba Lithia Honda. Defendant Lithia Motors, Inc. controlled and directed the manner and method that each of these automotive dealerships used in their operations, including particularly the practices and procedures utilized in the finance and insurance departments of each such dealership. Defendant Lithia Motors, Inc. is hereinafter sometimes referred to as "Defendant Lithia Motors."

4.

At all times material to this action, Defendant Lithia HPI, Inc. was an Oregon corporation authorized to transact business in the State of Oregon, and operated an automotive dealership in Medford, Jackson County, Oregon under the assumed business name and style of "Lithia Volkswagen," and previously under the assumed business names and styles of "Lithia Volkswagen Audi" and "Lithia Volkswagen Isuzu," Defendant Lithia HPI, Inc. is hereinafter sometimes referred to as "Defendant Lithia Volkswagen"

5.

At all times material to this action, Defendant Lithia Medford HON, Inc. was an Oregon Oregon corporation authorized to transact business in the State of Oregon, and operated an automotive dealership in Medford, Jackson County, Oregon under the assumed business name and style of "Lithia Honda." Defendant Lithia HPI, Inc. is hereinafter sometimes referred to as "Defendant Lithia Honda."

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
FAX (541) 776-0799

6.

At all times material to this action, Defendant Lithia Motors Support Services, Inc., was an Oregon domestic corporation, which was a wholly owned subsidiary corporation of the Defendant Lithia Motors, Inc. Upon information and belief, Plaintiff alleges that at all times material to this action, the Defendant Lithia Motors Support Services, Inc., was operated and managed solely to provide support services to the Defendant Lithia Motors, Inc.'s enterprise of new and used car dealerships, and in this regard the Defendant Lithia Motors Support Services, Inc. paid the wages, salaries, and other compensation owed to employees and agents working at these Lithia Motors' dealerships. Defendant Lithia Motors Support Services, Inc. is hereinafter sometimes referred to as "Defendant Lithia Support Services."

7.

At all times material to this action, the Defendants Lithia Motors, Inc., Lithia HPI, Inc., Lithia Medford HON, Inc., and Lithia Motors Support Services, Inc., together with other wholly owned subsidiary corporations of the Defendant Lithia Motors, Inc. operating new and used motor vehicle dealerships, operated business under an unregistered assumed business name of "Lithia Automotive Group." This assumed business name was previously registered to the Defendant Lithia Motors, Inc., but lapsed from registration with the Oregon Secretary of State, Corporation Division, on November 28, 1999. After its lapse in registration with the Oregon Secretary of State, Corporation Division, this assumed business name was still used by the Defendants Lithia Motors, Inc., Lithia HPI, Inc., Lithia Medford HON, Inc., Lithia Motors Support Services, Inc., and other wholly owned subsidiary corporations of the Defendant Lithia Motors, Inc. operating new and used motor vehicle dealerships, to describe the Defendant Lithia Motors, Inc.'s enterprise and group of motor vehicle dealerships owned and controlled by the Defendant Lithia Motors, Inc. located in the states of Oregon, Washington, Idaho, Alaska, Nevada, California, Colorado, Texas, South Dakota, Texas and Nebraska. On or about June 10, 2003, the Defendant Lithia Motors, Inc. registered the assumed business name "Lithia

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

Automotive Group" with the Oregon Secretary of State.

8.

At all times material to this action, Defendants Ford Motor Credit Corporation (hereinafter sometimes referred to as "Defendant Ford Motor Credit"), Onyx Acceptance Corporation (hereinafter sometimes referred to as "Defendant Onyx Acceptance"), WFS Financial, Inc. (hereinafter sometimes referred to as "Defendant WFS Financial"), VW Credit, Inc. (hereinafter sometimes referred to as "Defendant Volkswagen Credit"), Wells Fargo Bank Northwest, National Association (hereinafter sometimes referred to as "Defendant Wells Fargo Bank"), and Arcadia Financial, Ltd. (hereinafter sometimes referred to as "Defendant Arcadia Financial") were foreign corporations or national banking associations, which engaged in the financing of the purchases or leases of motor vehicles by retail consumers from the motor vehicle dealerships in the State of Oregon, including the vehicles purchased or leased by one or more of the Plaintiffs from the Lithia Honda and/or Lithia Volkswagen motor vehicle dealerships in Medford, Jackson County, Oregon. At all times material to this action, upon information and belief, Plaintiffs allege that Defendant Wells Fargo Bank Northwest, National Association, was and is a national banking association. At all times material to this action, Defendants Ford Motor Credit Corporation, Onyx Acceptance Corporation, WFS Financial, Inc., VW Credit, Inc., and Arcadia Financial, Ltd. were foreign corporations and finance companies that provided financing for the purchase or lease of new and used vehicles in several states, including the State of Oregon. At all times material to this action, Defendant Rogue Federal Credit Union (hereinafter sometimes referred to as "Defendant RFCU") was a federally licensed and chartered credit union and operated an authorized credit union branch in Medford, Jackson County, Oregon. At all times material to this action, Defendant Southern Oregon Credit Union (hereinafter sometimes referred to as "Defendant SOFCU") was a federally licensed and chartered credit union and operated authorized credit union branches in Medford, Jackson County, Oregon, and in Grants Pass, Josephine County, Oregon. At all times material to this

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box
MEDFORD, OR

action, the credit union activities of the Defendants Rogue Federal Credit Union and Southern Oregon Federal Credit Union, included the purchase of retail installment contracts from automotive dealerships to finance the purchase of motor vehicles sold by such dealerships, or provided direct loans to consumers in connection with financing or refinancing consumers' automobile purchases. Defendants Wells Fargo Bank Northwest, National Association; Ford Motor Credit Corporation; Onyx Acceptance Corporation; WFS Financial, Inc.; VW Credit, Inc.; Rogue Federal Credit Union; Southern Oregon Federal Credit Union; and Arcadia Financial, Ltd., are sometimes collectively referred to herein as "Defendant lenders."

GENERAL FACTUAL ALLEGATIONS COMMON TO ALL CLAIMS

9.

Between July 18, 2000 and April 15, 2001, the Plaintiffs each visited the Lithia Honda or Lithia Volkswagen motor vehicle dealership stores in Medford, Oregon, for the purpose of inquiring as to the purchase or lease of a new or used vehicle from one of these two motor vehicle dealerships. Each of the Plaintiffs decided to purchase or lease a new or used motor vehicle from one of these motor vehicle dealerships primarily for consumer and household purposes.

10.

At all times material to this action, none of the Lithia enterprise of motor vehicle dealerships in the Lithia Automotive Group, including the Defendants Lithia Honda and Lithia Volkswagen, "carried" their own retail installment contracts or consumer leases, or otherwise financed the purchase or lease of new or used vehicles "in house." At all times material to this action, each and every one of the Lithia enterprise of motor vehicle dealerships in the Lithia Automotive Group sold and assigned all retail installment contracts or consumer leases to lenders or finance companies "without recourse." A sale or assignment on this basis generally meant that if the retail purchaser or lessor of the vehicle were to default on the retail installment contract or consumer lease for the vehicle, the lender or finance company could not come back

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 396
MEDFORD, OR 97501

against the Defendant Lithia Motors, Inc. or the Lithia motor vehicle dealership that had sold and assigned the contract or lease to the lender or finance company and require that the contract or lease be repurchased.

11.

In conjunction with the purchase or lease of a motor vehicle from Lithia Honda or Lithia Volkswagen dealerships in Medford, Oregon, the Plaintiffs all were required to finance the purchase or lease of their respective vehicles. In conjunction with the obtaining of financing for the purchase or lease of each of their vehicles, a credit application was prepared by the dealership for each of the Plaintiffs for submission to one or more lenders or finance companies. Upon this credit application was provided important information on the gross income of the Plaintiffs, debt obligations, as well as other material facts need by lenders or finance companies to determine whether or not to finance the purchase or lease of the motor vehicle sought to be purchased or leased. At all times material to this action, the standard operating procedure used by the employees and agents at the Lithia Honda and Lithia Volkswagen dealerships was to have the salesperson, who was directly involved with the sale or lease of the subject motor vehicle, fill out the credit application for the consumer, purportedly based upon the information provided by the consumer buyer or lessor. This credit application was then presented by the salesman to the retail consumer buyer or lessor for signing. The standard operating procedure used by the Defendants Lithia Motors, Lithia Honda, Lithia Volkswagen, and Lithia Support Services, by and through their agents and employees, during all material times to this action, however, was to not allow the retail consumer much, if any, time to carefully review the information that had been placed on the credit application prior to the consumer signing the credit application. In many cases, the credit application was also presented in such a way that the consumer could not see some of the material information on the credit application, when it was signed. Consumers, including all of the Plaintiffs, were not provided a copy of their credit applications by their respective dealerships, either before or after the purchase or lease of a vehicle. The Plaintiffs

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501

and other consumers at the Lithia Honda and Lithia Volkswagen store trusted the salesperson to correctly and completely fill out the credit application, based upon the information provided by the Plaintiffs. Consumers, including several of the Plaintiffs, were also often requested to also sign a second "blank credit application," for the stated reason that it might be necessary to submit the loan or lease to another lender than what was intended for the first credit application, or to make the credit application more "presentable" or "legible" for the lender reviewing the credit applications. Consumers, including several of the Plaintiffs, were routinely advised, when such a signed second "blank credit application" was obtained from the consumer, that the information from the first credit application would simply be transferred onto the second credit application, and would not be altered or falsified.

12.

Following the execution of the retail installment contract or consumer lease agreements by the Plaintiffs for each of the transactions at issue in this litigation (except the Plaintiff Cristy Matchett, formerly known as Cristy Davis, transaction), the subject retail installment contracts or leases were sold or assigned to one of the Defendant lenders or finance companies. Following the sale and assignment of the subject retail installment contracts or consumer leases, the Defendant lenders or finance companies became the holder of each such retail installment contract or consumer lease so assigned, and each of the Plaintiffs (except the Plaintiff Cristy Matchett, formerly known as Cristy Davis, transaction) normally commenced to make their regular monthly purchase or lease payments to the particular Defendant lender or finance company that had purchased and acquired their retail installment contract or consumer lease.

13.

At all times material to this action, Defendants Lithia Honda and Lithia Volkswagen, and other wholly owned subsidiary corporations operating automotive dealerships in the State of Oregon controlled and directed by the Defendant Lithia Motors, maintained in-house computer systems and databases in which current Kelly Blue Book retail and wholesale values were made

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

available to dealership employees and from which a document commonly called a "book out" sheet could be printed out. On this "book out" sheet was indicated the year, make, model, VIN and mileage for the vehicle. Also indicated on this "book out" sheet were the standard and optional or accessories for the vehicle being "booked." The "book out" sheet would also state the base retail and wholesale values of the vehicle in the local market for the year, make, model and mileage of the vehicle with standard options or accessories. Added to these retail and wholesale prices on the "book out" sheet would be the value added to the vehicle by each option or accessory that was not standard for the vehicle. The "book out" sheet would then state a Kelly Blue Book retail and wholesale value for the vehicle based upon the stated year, make, model, mileage, and added, non-standard accessories or options for the vehicle.

14.

At all times material to this action, Defendants Lithia Honda and Lithia Volkswagen, and the other wholly owned subsidiary corporations of the Defendant Lithia Motors operating automotive dealerships in the State of Oregon, would cause such Kelly Blue Book "book out" sheets to be printed out and submitted to lenders and finance companies to qualify the purchaser and the vehicle for a loan and allow the financing of the purchase of the vehicle.

15.

At all times material to this action, lenders and finance companies, including the Defendant lenders and finance companies, relied upon such Kelly Blue Book "book out" sheets submitted by the Defendants Lithia Honda and Lithia Volkswagen, and the other subsidiary corporations of the Defendant Lithia Motors operating automotive dealerships in the State of Oregon, in making decisions on whether to finance vehicles being sold by the Defendants Lithia Honda and Lithia Volkswagen, and other subsidiary corporations of the Defendant Lithia Motors, at the cash price and the amount financed stated on the retail installment contract under so-called "loan-to-value" guidelines for such indirect loans to consumers.

//

G. JEFFERSON CAMPBELL, JR., P.C.

COMMON FACTUAL ALLEGATIONS ON
CLAIMS FOR FEDERAL RICO ACT VIOLATIONS

16.

At all material times, Defendants Lithia Motors, Lithia Support Services and Lithia Motors' wholly owned and controlled subsidiary corporations operating vehicle dealerships in the State of Oregon, including the Defendants Lithia Volkswagen and Lithia Honda, maintained within each such dealership a finance and insurance department, which was involved in obtaining financing for the sale and lease of new and used vehicles, and which constituted an "enterprise" within the meaning of 18 USC §1961(4) or, in the alternative, Defendant Lithia Motors and each of its wholly owned and controlled subsidiary corporations operating vehicle dealerships, including the Defendants Lithia Volkswagen and Lithia Honda, and its wholly owned support services subsidiary corporation, Defendant Lithia Support Services, together constituted an "enterprise" within the meaning of 18 USC §1961. Each such enterprise was and is an ongoing organization. Each such enterprise and its activities had and still have an effect on interstate commence, in that each such enterprise was involved in the selling and leasing of vehicles in interstate commerce for a profit, and obtaining financing for these sales and leases in interstate commerce. Defendant Lithia Motors further conducts business through one or more wholly owned subsidiary corporations which operate vehicle dealerships in several states and said parent corporation has interests in numerous automotive dealerships in the states of Oregon, Washington, Idaho, Alaska, Nevada, California, Colorado, Texas, South Dakota, Texas and Nebraska.

17.

The "predicate acts" of the "racketeering" activities under the federal RICO Act engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda in each of the transactions and claims set forth below with regard to violations of the federal RICO Act and with regard to similar transactions by these Defendants involving sales or leases of vehicles to

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

consumers like the Plaintiffs, included the violation of the following federal statutes, to-wit:

a. 18 USC §1341, relating to mail fraud;

b. 18 USC §1343, relating to wire fraud; and

c. 18 USC §1344, relating to financial institution fraud.

18.

At all times material to this action, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda:

a. Through the pattern of racketeering activity described above and under each of the following claims for violations under the federal RICO Act, acquired or maintained, directly or indirectly, an interest in or control of an enterprise, in violation of 18 USC §1962(b);

b. While employed by, or associated with, an enterprise, conducted or participated, directly or indirectly, in such enterprise's affairs through the above described and following described pattern of racketeering activity under each of the following claims for violations under the federal RICO Act, in violation of 18 USC §1962(c); and

c. Conspired or endeavored to violate the provisions of 18 USC §1962(b) or (c) of the federal RICO Act, in violation of 18 USC §1962(d).

19.

The above and following described pattern of racketeering and predicate acts under each of the following claims for violations under the federal RICO Act proximately caused each of the Plaintiffs Act to suffer injury to his or her or their business and property, including:

(1) With regard to each of the following Plaintiffs setting forth claims based upon the submission of a false, altered, forged or fraudulent credit application to a lender on a retail installment contract or consumer lease, by the making of a trade in of a vehicle, the payment of the down payment or other payment at the time of the signing of the retail installment contract or consumer lease, and the incurring of an

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

indebtedness or obligation under the retail installment contract or consumer lease, which these Plaintiffs would not otherwise had paid or incurred but for the fraudulent and illegal conduct of the Defendants Lithia Motors, Lithia Support Services, Lithia Honda and/or Lithia Volkswagen; and

(2) With regard to each of the following Plaintiffs setting forth claims based upon the submission of a false, altered, forged or fraudulent Kelly Blue Book "book out" sheet containing features, accessories, or options not existing on the used vehicle being purchased by them on a retail installment contract, by the paying of an excessive purchase price for the used vehicle being purchased for these non-existent features, accessories, or options and the payment of additional interest and finance charges upon this excessive amount financed, which otherwise these Plaintiffs would not have incurred but for these Defendants fraudulent inducement of these Plaintiffs by the material representation that each such vehicle being sold to these Plaintiffs was being sold for the vehicle's fair market retail value and upon the best financing terms available through the submission of truthful and accurate collateral value information to lenders.

The injury to each of the following Plaintiffs' business and property was reasonably foreseeable to the Defendants Lithia Motors, Lithia Support Services, Lithia Honda, and/or Lithia Volkswagen, and could have been anticipated as a natural consequence of the misrepresentations of these Defendants, and their fraudulent and illegal actions alleged in the following claims for violations of the federal RICO Act.

20.

Defendants Lithia Motors, Lithia Support Services, Lithia Honda and Lithia Volkswagen,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

by and through their authorized employees and agents, failed to disclose to any of the Plaintiffs alleging claims based upon the submission of a credit application to one of the Defendant lenders that: (a) the credit application so submitted contained fraudulent and illegally altered, forged or misrepresented stated gross monthly income after such applications were signed by these Plaintiffs and without their knowledge or authorization, in order to qualify these Plaintiffs for a loan from one of the Defendant lenders; (b) these Plaintiffs could not afford to purchase the subject vehicle for the sales price indicated and on the terms set forth in the retail installment contract for the purchase of the vehicle; or (c) these Plaintiffs could not otherwise qualify for a loan for the purchase of the vehicle through the Defendant lender to which the retail installment contract was sold and assigned, if any of these Plaintiffs' true and monthly gross income was set forth on the credit application.

21.

Defendants Lithia Motors, Lithia Support Services, Lithia Honda and Lithia Volkswagen, by and through their authorized employees and agents, further failed to disclose to any of the following Plaintiffs alleging claims based upon the submission of false and fraudulent Kelly Blue Book "book out" sheets to one of the Defendant lenders to obtain financing for the purchase of a vehicle, that: (a) these Defendants were including features, accessories, or options, which did not exist on the vehicle being purchased, on the Kelly Blue Book "book out" sheet; (b) these Defendants were including such non-existence features, accessories or options on the Kelly Blue Book s "book out" sheet so as to justify and qualify the vehicle for financing by one of the Defendant lenders at the excessive sales price and amount financed indicated on the retail installment contract by these Plaintiffs Honda; or (c) these Defendant were selling the vehicle to Plaintiffs Robert and Sherry Allen at a sales price that was substantially in excess of the vehicle's listed Kelly Blue Book retail value for the features, accessories and/or options actually existing on the vehicle being sold and was substantially in excess of the vehicle's true fair market retail value.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

22.

Defendant Lithia Motors, Lithia Support Services, Lithia Honda and Lithia Volkswagen's activities described above and below involving either the falsifying, altering, forging, or falsifying the information included on these Plaintiffs credit applications submitted to the Defendant lenders, or the submission of fraudulent and illegal Kelly Blue Book "book out" sheets to the Defendants lender containing non-existent features, accessories or options on used vehicles being sold to these Plaintiffs, were part of a pattern of racketeering activity engaged in by the Defendant Lithia Motors and its wholly owned subsidiaries, including the Defendants Lithia Support Services, after its formation, and Lithia Honda and Lithia Volkswagen, for several years, and continues, upon information and belief, through and until the present time.

First Claim for Relief

(Claim of Robert Allen and Sherry Allen)

23.

Plaintiffs Robert and Sherry Allen re-allege Paragraphs 1 - 22 of this Complaint.

24.

On or about December 27, 2000, Plaintiffs Robert and Sherry Allen entered into a retail installment contract for the purchase of a used 1996 Saturn SL1 4-door sedan, VIN 1G8ZG5286TZ339231, from the Defendant Lithia Honda.

25.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1996 Saturn SL1 4-door sedan by the Plaintiffs Robert and Sherry Allen, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a credit application for the Plaintiffs Robert and Sherry Allen which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiffs Robert and Sherry Allen. Upon information and belief,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

in this credit application, the stated month gross income of the Plaintiffs Robert and Sherry Allen was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, from the true gross monthly income of $2,900.00 to a false gross monthly income of $4,150.00, an inflated difference of $1,250.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiffs Robert and Sherry Allen was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiffs Robert and Sherry Allen for a financing loan on the 1996 Saturn SL1 4-door sedan vehicle being purchased by and through the Defendant Ford Motor Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Honda knew or reasonably should have known that the Plaintiffs Robert and Sherry Allen could not qualify for such a financing loan with their actual income, at least at the inflated cash sales price and amount financed that the vehicle was being sold to the Plaintiffs Robert and Sherry Allen on the retail installment contract.

26.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1996 Saturn SL1 4-door sedan by the Plaintiffs Robert and Sherry Allen, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, further intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 1996 Saturn SL1 4-door sedan vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1996 Saturn SL1 4-door sedan to the Defendant Ford Motor Credit for the purpose of qualifying the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1996 Saturn SL1 4-door sedan, including the following:

Power Windows;
Power Door Locks;
Cruise Control;
Compact CD;
CD Changer/Stacker;
Premium Sound; and
Premium Wheels.

As a result of the listing of the foregoing features, accessories, or options on the 1996 Saturn SL1 vehicle, a total of $935.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

27.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Ford Motor Credit, Plaintiffs Robert and Sherry Allen have been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being purchased, all other charges paid at the time of the signing of the retail installment contract, the amount financed under the retail installment contract, and all interest

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

and other subsequent costs and charges incurred, to be established in exact amount at trial.

28.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1996 Saturn SL1 4-door sedan vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiffs Robert and Sherry Allen have also been damaged in the total amount of $935.00 for the retail value of the added features, accessories, or options on the Kelly Blue Book "book out" sheet for the vehicle which did not exist, plus additional interest of $________ incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $___________.

29.

Pursuant to 18 USC §1964(c), Plaintiffs Robert and Sherry Allen are entitled to recover treble damages or $_____________ based upon the foregoing actual damages sustained by them against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information. In the alternative and in the event that the Plaintiffs Robert and Sherry Allen are somehow precluded from recovering such treble damages arising out of the submission of the credit application containing such false, altered, forged and/or fraudulent information, then pursuant to 18 USC §1964(c), Plaintiffs Robert and Sherry Allen are entitled to recover treble damages or $_______________ based upon the foregoing actual damages sustained by them against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief, arising out of the submission of the Kelly Blue Book "book out" sheet to the Defendant Ford Motor Credit with the above described non-existent features, accessories, or options.

//

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
FAX (541) 772-1520

30.

Pursuant to 18 USC §1964(c), Plaintiffs Robert and Sherry Allen are entitled to recover their reasonable attorney fees and expenses in this action.

Second Claim for Relief

(Claim of Salvador Angel)

31.

Plaintiff Salvador Angel re-alleges Paragraphs 1 - 22 of this Complaint.

32.

On or about November 19, 2000, Plaintiff Salvador Angel entered into a retail installment contract for the purchase of a used 1989 Toyota 4WD short bed pickup, VIN JT4RN01P0K4011726, from the Defendant Lithia Honda.

33.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1989 Toyota 4WD pickup by the Plaintiff Salvador Angel, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 1989 Toyota 4WD pickup which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1989 Toyota 4WD pickup to the Defendant Ford Motor Credit for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1989 Toyota 4WD pickup truck, including the following:

Premium wheels;

Custom bumper;

Xtra Cab;

Power windows;

Power locks;

Cruise control;

Compact disc;

Compact disc changer/stacker; and

Premium sound.

As a result of the listing of the foregoing features, accessories, or options on the 1989 Toyota 4WD pickup truck vehicle, a total of $770.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

34.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1989 Toyota 4WD pickup vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiff Salvador Angel has been damaged in the total amount of $770.00 for the retail value of the added features, accessories, or options on the vehicle shown on the Kelly Blue Book "book out" sheet which did not exist, plus additional interest of $277.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $1,047.00.

35.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Pursuant to 18 USC §1964(c), Plaintiff Salvador Angel is entitled to recover treble damages or $3,141.00 based upon the foregoing actual damages sustained by him against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief.

36.

Pursuant to 18 USC §1964(c), Plaintiff Salvador Angel is entitled to recover his reasonable attorney fees and expenses in this action.

Third Claim for Relief

(Claim of Troy Bernhardt)

37.

Plaintiff Troy Bernhardt re-alleges Paragraphs 1 - 22 of this Complaint.

38.

On or about December 10, 2000, Plaintiff Troy Bernhardt entered into a retail installment contract for the purchase of a used 1997 Chevrolet S10 pickup, VIN 1GCCS1945V8159141, from the Defendant Lithia Honda.

39.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1997 Chevrolet S10 pickup by the Plaintiff Troy Bernhardt, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 1997 Chevrolet S10 pickup which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1997 Chevrolet S10 pickup to the Defendant Ford Motor Credit for the purpose of qualifying the vehicle for financing by this

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW

lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1997 Chevrolet S10 pickup truck, including the following:

Tilt steering wheel;
Cruise control;
Compact disc;
Premium sound;
Custom bumper;
Grill guard;
Premium wheels; and
Wide tires.

As a result of the listing of the foregoing features, accessories, or options on the 1997 Chevrolet S10 pickup vehicle, a total of $1,640.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

40.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1997 Chevrolet S10 pickup vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiff Troy Bernhardt has been damaged in the total amount of $1,640.00 for the retail value of the added features, accessories, or options on the vehicle shown on the Kelly Blue Book "book out" sheet

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

which did not exist, plus additional interest of $937.00 incurred over the operative life of the retail installment contract on such added retail value, for a total amount of such economic damages of $2,577.00.

41.

Pursuant to 18 USC §1964(c), Plaintiff Troy Bernhardt is entitled to recover treble damages or $7,731.00 based upon the foregoing actual damages sustained by him against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief.

42.

Pursuant to 18 USC §1964(c), Plaintiff Troy Bernhardt is entitled to recover his reasonable attorney fees and expenses in this action.

Fourth Claim for Relief

(Claim of David Buck and Darlene Buck)

43.

Plaintiffs David and Darlene Buck re-allege Paragraphs 1 - 22 of this Complaint.

44.

On or about March 24, 2001, Plaintiffs David and Darlene Buck entered into a retail installment contract for the purchase of a used 1998 Pontiac Trans Sport van, VIN 1GMDX03E8WD106990, from the Defendant Lithia Volkswagen.

45.

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant WFS Financial for the purchase of the 1998 Pontiac Trans Sport van by the Plaintiffs David and Darlene Buck, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to the Defendant WFS Financial a Kelly Blue Book "book out" sheet for the 1998 Pontiac Trans Sport van which contained fraudulent and false information on the make

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1998 Pontiac Trans Sport van to the Defendant WFS Financial for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant WFS Financial's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant WFS Financial numerous features, accessories or options that did not, in fact, exist on the 1998 Pontiac Trans Sport van, including the following:

Wide tires;

Premium Wheels;

Premium Sound; and

Rear air conditioning.

As a result of the listing of the foregoing features, accessories, or options on the 1998 Pontiac Trans Sport van, a total of $1,965.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

46.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant WFS Financial of a Kelly Blue Book "book out" sheet for the 1998 Pontiac Trans Sport van vehicle, which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiffs David and Darlene Buck have been damaged in the total amount of $1,965.00 for the retail value of the added

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

features, accessories, or options on the vehicle shown on the Kelly Blue Book "book out" sheet which did not exist, plus additional interest of $1,065.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $3,030.00.

47.

Pursuant to 18 USC §1964(c), Plaintiffs David and Darlene Buck are entitled to recover treble damages or $9,090.00 based upon the foregoing actual damages sustained by him against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief.

48.

Pursuant to 18 USC §1964(c), Plaintiffs David and Darlene Buck are entitled to recover their reasonable attorney fees and expenses in this action.

Fifth Claim for Relief

(Claim of Victoria Castner)

49.

Plaintiff Victoria Castner re-alleges Paragraphs 1 - 22 of this Complaint.

50.

On or about January 13, 2001, Plaintiff Victoria Castner entered into a retail installment contract for the purchase of a used 1995 Dodge Neon Highline sedan, VIN 1B3ES47C3SD229390, from the Defendant Lithia Volkswagen.

51.

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Wells Fargo Bank for the purchase of the 1995 Dodge Neon Highline sedan by the Plaintiff Victoria Castner, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to the Defendant Wells Fargo Bank a credit application for the Plaintiff

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

Victoria Castner which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiff Victoria Castner. In this credit application, the stated month gross income of the Plaintiff Victoria Castner was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, from the true gross monthly income of $1,300.00 to a false gross monthly income of $2,800.00, a difference of $1,500.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiff Victoria Castner was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiff Victoria Castner for a financing loan on the 1995 Dodge Neon Highline sedan being purchased by and through the Defendant Wells Fargo Bank. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen knew or reasonably should have known that the Plaintiff Victoria Castner could not qualify for such a financing loan with her actual income, at least at the inflated cash sales price and amount financed that the vehicle was being sold to the Plaintiff Victoria Castner on the retail installment contract.

52.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Wells Fargo Bank, the Plaintiff Victoria Castner has been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being purchased, all other charges paid at the time of the signing of the retail installment contract, the amount financed under the retail installment contract, and all interest and other charges incurred, in the total amount of $10,336.00.

53.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501

Pursuant to 18 USC §1964(c), Plaintiff Victoria Castner is entitled to recover treble damages or $31,098.00 based upon the foregoing actual damages sustained by her against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information.

54.

Pursuant to 18 USC §1964(c), Plaintiff Victoria Castner is entitled to recover her reasonable attorney fees and expenses in this action.

Sixth Claim for Relief

(Claim of Manuel Castro)

55.

Plaintiff Manuel Castro re-alleges Paragraphs 1 - 22 of this Complaint.

56.

On or about February 17, 2001, Plaintiff Manuel Castro entered into a consumer lease for the leasing of a new 2001 Volkswagen Jetta 4-door sedan, VIN 3VWS629M21M005590, from the Defendant Lithia Volkswagen.

57.

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Volkswagen Credit for the lease of the 2001 Volkswagen Jetta by the Plaintiff Manuel Castro, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to the Defendant Volkswagen Credit a credit application for the Plaintiff Manuel Castro which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiff Manuel Castro. In this credit application, the stated month gross income of the Plaintiff Manuel Castro was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW

employees and agents, from the true gross monthly income of $1,850.00 to a false gross monthly income of $2,950.00, a difference of $1,100.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiff Manuel Castro was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiff Manuel Castro for a financing lease on the 2001 Volkswagen Jetta being leased by and through the Defendant Volkswagen Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen knew or reasonably should have known that the Plaintiff Manuel Castro could not qualify for such a financing lease with his actual income, at least at the capitalized cost that the vehicle was being leased to the Plaintiff Manuel Castro on the consumer lease.

58.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Volkswagen Credit, the Plaintiff Manuel Castro has been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being leased, all other charges paid at the time of the signing of the lease, the total amount of all lease payments required to be made under the consumer lease, and all interest and other charges incurred, in a total amount to be established at trial.

59.

Pursuant to 18 USC §1964(c), Plaintiff Manuel Castro is entitled to recover treble damages or $__________ based upon the foregoing actual damages sustained by him against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information.

60.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 596

Pursuant to 18 USC §1964(c), Plaintiff Manuel Castro is entitled to recover his reasonable attorney fees and expenses in this action.

Seventh Claim for Relief

(Claim of Liliana Combs)

61.

Plaintiff Lillian Combs re-alleges Paragraphs 1 - 22 of this Complaint.

62.

On or about April 8, 2001, Plaintiff Liliana Combs entered into a consumer lease for the leasing of a new 2001 Volkswagen Jetta 4-door sedan, VIN 3VWSB69M41M151785, from the Defendant Lithia Volkswagen.

63.

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Volkswagen Credit for the lease of the 2001 Volkswagen Jetta by the Plaintiff Liliana Combs, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to the Defendant Volkswagen Credit a credit application for the Plaintiff Liliana Combs which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiff Liliana Combs. In this credit application, the stated month gross income of the Plaintiff Lilian Combs was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, from the true gross monthly income of $1,600.00 to a false gross monthly income of $3,150.00, a difference of $1,550.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiff Liliana Combs was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiff Liliana Combs for a

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

financing lease on the 2001 Volkswagen Jetta being leased by and through the Defendant Volkswagen Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen knew or reasonably should have known that the Plaintiff Liliana Combs could not qualify for such a financing lease with her actual income, at least at the capitalized cost that the vehicle was being leased to the Plaintiff Liliana Combs on the consumer lease.

64.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Volkswagen Credit, the Plaintiff Liliana Combs has been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being leased, all other charges paid at the time of the signing of the lease, the total amount of all lease payments required to be made under the consumer lease, and all interest and other charges incurred, in a total amount of $20,859.51.

65.

Pursuant to 18 USC §1964(c), Plaintiff Liliana Combs is entitled to recover treble damages or $62,577.63 based upon the foregoing actual damages sustained by her against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information.

66.

Pursuant to 18 USC §1964(c), Plaintiff Liliana Combs is entitled to recover her reasonable attorney fees and expenses in this action.

Eighth Claim for Relief

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

(Claim of Cristy Matchett, formerly known as Cristy Davis)

67.

Plaintiff Cristy Matchett re-alleges Paragraphs 1 - 22 of this Complaint.

68.

On or about March 8, 2001, Plaintiff Cristy Matchett, then known as Cristy Davis, entered into a retail installment contract for the purchase of a new 2000 Isuzu Rodeo 4-door SUV, VIN 1P3ES46C8YD565397, from the Defendant Lithia Volkswagen.

69.

In connection with the Defendants Lithia Motors and Lithia Volkswagen seeking to obtaining financing through various lenders, including one or more of the Defendant lenders in this action, for the purchase of the new 2000 Isuzu Rodeo by the Plaintiff Cristy Matchett, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to several lenders, including one or more of the Defendant lenders in this action, a credit application for the Plaintiff Cristy Matchett, then known as Cristy Davis, which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiff Cristy Matchett. In this credit application, the stated month gross income of the Plaintiff Cristy Matchett, then known as Cristy Davis, was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, from the true gross monthly income of $1,650.00 to a false gross monthly income of $2,560.00, a difference of $1,000.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiff Cristy Matchett, then known as Cristy Davis, was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiff Cristy Matchett, then known as Cristy Davis, for a purchase loan on the 2000 Isuzu Rodeo being

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR

purchased through a financing lender, including one or more of the Defendant lenders. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen knew or reasonably should have known that the Plaintiff Cristy Matchett, then known as Cristy Davis, could not qualify for such a purchase loan with her actual income, at least at the inflated cash sales price and amount financed that the vehicle was being sold to the Plaintiff Cristy Matchett, then known as Cristy Davis, on the retail installment contract.

70.

Plaintiff Cristy Matchett, then known as Cristy Davis, had originally contracted to purchase another used vehicle from the Defendant Lithia Volkswagen's dealership lot. Shortly after signing a retail installment contract and taking possession of this used vehicle, however, it was discovered that the vehicle had major mechanical problems, included an odd noise and burning smell ultimately determined to have been caused by a defective timing belt or chain. Because of the defects to this prior used vehicle, the Plaintiff Cristy Matchett, then known as Cristy Davis, returned it to the Defendant Lithia Volkswagen. Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, by and through its authorized employees and agents, thereafter "unwound" the prior purchase transaction and sold the above described new 2000 Isuzu Rodeo 4-door SUV to the Plaintiff Cristy Matchett, then known as Cristy Davis. Following the signing of the retail installment contract on the new 2000 Isuzu Rodeo 4-door SUV by the Plaintiff Cristy Matchett, then known as Cristy Davis, she obtained possession of the 2000 Isuzu Rodeo 4-door SUV, on March 9, 2001. Notwithstanding the submission of the credit application containing such false, altered, forged and/or fraudulent information, the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, was unable to obtain non-recourse financing as to the retail installment contract on the new 2000 Isuzu Rodeo 4-door SUV. On March 28, 2001, Plaintiff Cristy Matchett, then known as Cristy Davis, was required to surrender the 2000 Isuzu Rodeo 4-door SUV back to the Defendant Lithia Volkswagen.

71.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 996
(541) 776-3

Plaintiff Cristy Matchett, then known as Cristy Davis, originally traded in a 1999 Nissan Frontier pickup truck, on the original used vehicle and then on the new 2000 Isuzu Rodeo 4-door SUV. In order to obtain possession of the original used vehicle and the new 2000 Isuzu Rodeo 4-door SUV, Plaintiff Cristy Matchett, then known as Cristy Davis, was also required to make an additional $400.00 cash down payment.

72.

After the return of the 2000 Isuzu Rodeo 4-door SUV to the Defendant Lithia Volkswagen, the Defendant Lithia Volkswagen returned the 1999 Nissan Frontier pickup truck, traded in by the Plaintiff Cristy Matchett, then known as Cristy Davis, to her. When the 1999 Nissan Frontier pickup truck was returned to the Plaintiff Cristy Matchett, on or about March 28, 2003, there were number of accessories or parts missing from the vehicle, including:

Front and rear skid plates; and

Front and rear splash shield/fender liners.

On March 28, 2003, Defendant Lithia Volkswagen promised to replace the foregoing original items to customer or replace these items with new parts or accessories on or before April 27, 2003, and a "We Owe" memorandum was issued to the Plaintiff Cristy Matchett, then known as Cristry Davis, to reflect this agreement. The Defendant Lithia Volkswagen never replaced or returned the front and rear splash shield/fender liners to the Plaintiff Cristy Matchett, then known as Cristy Davis.

73.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Volkswagen Credit, the Plaintiff Cristy Matchett, formerly known as Cristy Davis, has been damaged by the loss of use of her 1999 Nissan Frontier pickup truck for a period of approximately 20 days, the retail value of front and rear splash shield/fender liners, and service charge on the Plaintiff Cristy Matchett's membership

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

share account at her credit union caused by the down payment, the loss of use of $400 for the period of 20 days, in the total amount of $733.29.

74.

Pursuant to 18 USC §1964(c), Plaintiff Cristy Matchett, formerly known as Cristy Davis, is entitled to recover treble damages or $2,199.87 based upon the foregoing actual damages sustained by her against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information and the resultant foreseeable consequences of this unlawful and fraudulent action.

75.

Pursuant to 18 USC §1964(c), Plaintiff Cristy Matchett, formerly known as Cristy Davis is entitled to recover her reasonable attorney fees and expenses in this action.

Ninth Claim for Relief

(Claim of Ericka Doran)

76.

Plaintiff Ericka Doran re-alleges Paragraphs 1 - 22 of this Complaint.

77.

On or about April 14, 2001, Plaintiff Ericka Doran entered into a consumer lease for the leasing of a new 2001 Volkswagen Jetta 4-door sedan, VIN 3VWSB69M41M170868, from the Defendant Lithia Volkswagen.

78.

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Volkswagen Credit for the lease of the 2001 Volkswagen Jetta by the Plaintiff Ericka Doran, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to the Defendant Volkswagen Credit a credit application for the Plaintiff Ericka Doran which

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiff Ericka Doran. In this credit application, the stated month gross income of the Plaintiff Ericka Doran was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, from the true gross monthly income of $1,300.00 to a false gross monthly income of $2,800.00, a difference of $1,500.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiff Ericka Doran was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiff Ericka Doran for a financing lease on the 2001 Volkswagen Jetta being leased by and through the Defendant Volkswagen Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen knew or reasonably should have known that the Plaintiff Ericka Doran could not qualify for such a financing lease with her actual income, at least at the capitalized cost that the vehicle was being leased to the Plaintiff Ericka Doran on the consumer lease.

79.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Volkswagen Credit, the Plaintiff Ericka Doran has been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being leased, all other charges paid at the time of the signing of the lease, the total amount of all lease payments required to be made under the consumer lease, and all interest and other charges incurred, in a total amount of $20,657.10.

80.

Pursuant to 18 USC §1964(c), Plaintiff Ericka Doran is entitled to recover treble damages

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3230

or $61,971.13 based upon the foregoing actual damages sustained by her against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information.

81.

Pursuant to 18 USC §1964(c), Plaintiff Ericka Doran is entitled to recover her reasonable attorney fees and expenses in this action.

Tenth Claim for Relief

(Claim of Roger Franck)

82.

Plaintiff Roger Franck re-alleges Paragraphs 1 - 22 of this Complaint.

83.

On or about August 1, 2000, Plaintiff Roger Franck entered into a retail installment contract for the purchase of a used 1997 Saturn SL1 vehicle, VIN 1G8ZG5280VZ198157, from the Defendant Lithia Honda.

84.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1997 Saturn SL1 vehicle by the Plaintiff Roger Franck, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 1997 Saturn SL1 vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1997 Saturn SL1 vehicle to the Defendant Ford Motor Credit for the purpose of qualifying the vehicle for financing by this lender at the

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW

excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1997 Saturn SL1 vehicle, including the following:

Power moonroof;

Premium sound; and

Premium wheels.

As a result of the listing of the foregoing features, accessories, or options on the 1997 Saturn SL1 vehicle, a total of $700.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

85.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1997 Saturn SL1 vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiff Roger Franck has been damaged in the total amount of $700.00 for the retail value of the added features, accessories, or options on the vehicle shown on the Kelly Blue Book "book out" sheet which did not exist, plus additional interest of $406.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $1,106.00.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

86.

Pursuant to 18 USC §1964(c), Plaintiff Roger Franck is entitled to recover treble damages

or $3,318.00, based upon the foregoing actual damages sustained by him against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief.

87.

Pursuant to 18 USC §1964(c), Plaintiff Roger Franck is entitled to recover his reasonable attorney fees and expenses in this action.

Eleventh Claim for Relief

(Claim of Theresa A. Jensen)

88.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 1 - 22 of this Complaint.

89.

On or about February 8, 2001, Plaintiff Theresa A. Jensen entered into a consumer lease for the leasing of a new 2001 Volkswagen Jetta 4-door sedan, VIN 3VWSB69M11M098798, from the Defendant Lithia Volkswagen.

90.

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Volkswagen Credit for the lease of the 2001 Volkswagen Jetta by the Plaintiff Theresa A. Jensen, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to the Defendant Volkswagen Credit a credit application for the Plaintiff Theresa A. Jensen which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiff Theresa A. Jensen. In this credit application, the stated month gross income of the Plaintiff Theresa A. Jensen was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, from the true gross monthly income of $1,500.00 to a false gross monthly income of $3,000.00, a difference of $1,500.00 per month. The submission of

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiff Theresa A. Jensen was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiff Theresa A. Jensen for a financing lease on the 2001 Volkswagen Jetta being leased by and through the Defendant Volkswagen Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen knew or reasonably should have known that the Plaintiff Theresa A. Jensen could not qualify for such a financing lease with her actual income, at least at the capitalized cost that the vehicle was being leased to the Plaintiff Theresa A. Jensen on the consumer lease.

91.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Volkswagen Credit, the Plaintiff Theresa A. Jensen has been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being leased, all other charges paid at the time of the signing of the lease, the total amount of all lease payments required to be made under the consumer lease, and all interest and other charges incurred, in a total amount to be established at trial.

92.

Pursuant to 18 USC §1964(c), Plaintiff Theresa A. Jensen is entitled to recover treble damages or $__________ based upon the foregoing actual damages sustained by her against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

93.

Pursuant to 18 USC §1964(c), Plaintiff Theresa A. Jensen is entitled to recover her

reasonable attorney fees and expenses in this action.

Twelfth Claim for Relief

(Claim of Heather Krehbiel)

94.

Plaintiff Heather Krehbiel re-alleges Paragraphs 1 - 22 of this Complaint.

95.

On or about August 23, 2000, Plaintiff Heather Krehbiel entered into a retail installment contract for the purchase of a 1999 Isuzu Rodeo SUV vehicle, VIN 4S2CM58W7X4320737, from the Defendant Lithia Honda. On or about August 30, 2000, the Plaintiff Heather Krehbiel returned the 1999 Isuzu Rodeo SUV to the Defendant Lithia Honda's dealership lot and advised the employees and agents of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, that she could not afford this vehicle. Plaintiff Heather Krehbiel thereafter entered into a new and separate retail installment contract for the purchase of a 1999 Chevrolet Monte Carlo vehicle, VIN 2G1WW12M9X9204769, from the Defendant Lithia Honda. The retail installment contract for the purchase of the 1999 Chevrolet Monte Carlo vehicle was intended to replace and be substituted for the retail installment contract for the 1999 Isuzu Rodeo SUV vehicle.

96.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1999 Isuzu Rodeo SUV and the subsequent purchase of the 1999 Chevrolet Monte Carlo vehicle by the Plaintiff Heather Krehbiel, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit one or more credit applications for the Plaintiff Heather Krehbiel which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiff Heather Krehbiel. In these credit application(s), the stated total monthly gross

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

income of the Plaintiff Heather Krehbiel was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, from the true total gross monthly income of $1,450.00 to a false total gross monthly income of $3,250.00, a difference of $1,800.00 per month. The submission of these credit application(s) containing such false, altered, forged and/or fraudulent information as to the stated total gross month income of the Plaintiff Heather Krehbiel was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiff Heather Krehbiel for financing loans on the 1999 Isuzu Rodeo SUV and on the 1999 Chevrolet Monte Carlo vehicles being purchased by and through the Defendant Ford Motor Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Honda knew or reasonably should have known that the Plaintiff Heather Krehbiel could not qualify for such financing loans with her actual income, at least at the inflated cash sales price and amount financed that the vehicles were being sold to the Plaintiff Heather Krehbiel on each of the retail installment contracts.

97.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1999 Isuzu Rodeo SUV and the 1999 Chevrolet Monte Carlo vehicles by the Plaintiff Heather Krehbiel, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, further intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheets for the 1999 Isuzu Rodeo SUV and the 1999 Chevrolet Monte Carlo vehicle, which each contained fraudulent and false information on the make and model of each of these vehicles, their accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1999 Isuzu Rodeo SUV and the 1999 Chevrolet Monte Carlo vehicle to the Defendant Ford Motor

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Credit for the purpose of qualifying these vehicles for financing by this lender at the excessive cash sales price and amount financed shown on each of the retail installment contracts for these vehicles, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for each such vehicle being purchased. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1999 Isuzu Rodeo SUV and the 1999 Chevrolet Monte Carlo vehicle, including the following:

1999 Isuzu Rodeo

Compact disc;

Compact disc changer/stacker;

Premium sound;

Premium wheels;

Rear air conditioning;

Moon roof;

Tow package; and

1999 Chevrolet Monte Carlo

Moon roof;

Compact disc;

Compact disc stacker/changer;

Premium sound;

Premium wheels;

Leather;

Power seat; and

Rear spoiler

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

As a result of the listing of the foregoing features, accessories, or options on the 1999 Isuzu Rodeo SUV vehicle, a total of $3,035.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for this vehicle. As a result of the listing of the foregoing features, accessories, or options on the 1999Chevrolet Monte Carlo vehicle, a total of $2,900.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for this vehicle.

98.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Ford Motor Credit, Plaintiff Heather Krehbiel has been damaged by the total of the amount of any trade-in or other down payment made on the 1999 Chevrolet Monte Carlo vehicle being purchased, all other charges paid at the time of the signing of the retail installment contract, the amount financed under the retail installment contract, and all interest and other charges incurred, to be established in exact amount at trial.

99.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1999 Chevrolet Monte Carlo which contained fraudulent and false information on the make and model of this vehicle, its accessories, or options, Plaintiff Heather Krehbiel has also been damaged in the total amount of $2,900.00 for the retail value of the added features, accessories, or options on the Kelly Blue Book "book out" sheet for the 1999 Chevrolet Monte Carlo vehicle which did not exist, plus additional interest of $________ incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $___________, the exact amount to be determined at trial.

100.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Pursuant to 18 USC §1964(c), Plaintiff Heather Krehbiel is entitled to recover treble damages or $____________ based upon the foregoing actual damages sustained by her against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief, arising out of the submission of credit application(s) containing such false, altered, forged and/or fraudulent information, the exact amount to be determined at trial. In the alternative and in the event that the Plaintiff Heather Kriebel is somehow precluded from recovering such treble damages arising out of the submission of the credit application(s) containing such false, altered, forged and/or fraudulent information, then pursuant to 18 USC §1964(c), Plaintiff Heather Krehbiel is entitled to recover treble damages or $____________ based upon the foregoing actual damages sustained by her against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief, arising out of the submission of the Kelly Blue Book "book out" sheets to the Defendant Ford Motor Credit with the above described non-existent features, accessories, or options on the 1999 Isuzu Rodeo SUV and 1999 Monte Carlo vehicle, the exact amount to be determined at trial.

101.

Pursuant to 18 USC §1964(c), Plaintiff Heather Krehbiel is entitled to recover her reasonable attorney fees and expenses in this action.

Thirteenth Claim for Relief

(Claim of Jon Marshall and Heather Marshall)

102.

Plaintiffs Jon and Heather Marshall re-allege Paragraphs 1 - 22 of this Complaint.

103.

On or about February 18, 2001, Plaintiffs Jon and Heather Marshall entered into a retail installment contract for the purchase of a used 1996 Jeep Cherokee SUV vehicle, VIN 1J4FJ28S2TL295513, from the Defendant Lithia Volkswagen.

104.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
FAX (541) 772-3306

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Onyx Acceptance for the purchase of the 1996 Jeep Cherokee SUV vehicle by the Plaintiffs Jon and Heather Marshall, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to the Defendant Onyx Acceptance a credit application for the Plaintiffs Jon and Heather Marshall, which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiffs Jon and Heather Marshall. In this credit application, the total stated month gross income of the Plaintiffs Jon and Heather Marshall was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, from the true total gross monthly income of $1,764.00 to a false total gross monthly income of $2,264.00, a difference of $500.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiffs Jon and Heather Marshall was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiffs Jon and Heather Marshall for a financing loan on the 1996 Jeep Cherokee SUV vehicle being purchased by and through the Defendant Onyx Acceptance. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen knew or reasonably should have known that the Plaintiffs Jon and Heather Marshall could not qualify for such a financing loan with their actual income, at least at the inflated cash sales price and amount financed that the vehicle was being sold to the Plaintiffs Jon and Heather Marshall on the retail installment contract.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

105.

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Onyx Acceptance for the purchase of the 1996 Jeep Cherokee

SUV vehicle by the Plaintiffs Jon and Heather Marshall, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, further intentionally submitted to the Defendant Onyx Acceptance a Kelly Blue Book "book out" sheet for the 1996 Jeep Cherokee SUV vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1996 Jeep Cherokee SUV vehicle to the Defendant Onyx Acceptance for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Onyx Acceptance's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Onyx Acceptance, numerous features, accessories or options that did not, in fact, exist on the 1996 Jeep Cherokee SUV vehicle, including the following:

Off road/Oversize tires.

As a result of the listing of the foregoing features, accessories, or options on the 1996 Jeep Cherokee SUV vehicle, a total of $135.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

106.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Onyx Acceptance, Plaintiffs Jon and Heather Marshall have been damaged by the total of the amount of any trade-in or other down payment made on

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
FAX (541) 779-3306

the vehicle being purchased, all other charges paid at the time of the signing of the retail installment contract, the amount financed under the retail installment contract, and all interest and other charges incurred, to be established in exact amount at trial.

107.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Onyx Acceptance of a Kelly Blue Book "book out" sheet for the 1996 Jeep Cherokee SUV vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiffs Jon and Heather Marshall have also been damaged in the total amount of $135.00 for the retail value of the added features, accessories, or options on the Kelly Blue Book "book out" sheet for the vehicle which did not exist, plus additional interest of $47.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $182.00.

108.

Pursuant to 18 USC §1964(c), Plaintiffs Jon and Heather Marshall are entitled to recover treble damages or $_____________ based upon the foregoing actual damages sustained by them against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information, the exact amount to be determined at trial. In the alternative and in the event that the Plaintiffs Jon and Heather Marshall are somehow precluded from recovering such treble damages arising out of the submission of the credit application containing such false, altered, forged and/or fraudulent information, then pursuant to 18 USC §1964(c), Plaintiffs Jon and Heather Marshall are entitled to recover treble damages or $546.00, based upon the foregoing actual damages sustained by them against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen and each of them, under this claim for relief, arising out of the submission of the Kelly Blue Book "book out" sheet to the Defendant Onyx Acceptance with the above described non-existent

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

features, accessories, or options.

109.

Pursuant to 18 USC §1964(c), Plaintiffs Jon and Heather Marshall are entitled to recover their reasonable attorney fees and expenses in this action.

Fourteenth Claim for Relief

(Claim of Paul Mundy)

110.

Plaintiff Paul Mundy re-alleges Paragraphs 1 - 22 of this Complaint.

111.

On or about April 7, 2001, Plaintiff Paul Mundy entered into a consumer lease for the leasing of a new 2001 Volkswagen Golf 2-door sedan, 9BWBS21J714037536, from the Defendant Lithia Volkswagen.

112.

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Volkswagen Credit for the lease of the 2001 Volkswagen Golf by the Plaintiff Paul Mundy, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to the Defendant Volkswagen Credit a credit application for the Plaintiff Paul Mundy which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiff Paul Mundy. In this credit application, the stated month gross income of the Plaintiff Paul Mundy was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, from the true total gross monthly income of $1,500.00 to a false total gross monthly income of $2,500.00, a difference of $1,000.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiff Paul Mundy was done by the Defendants Lithia

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

Motors, Lithia Support Services, and Lithia Volkswagen, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiff Paul Mundy for a financing lease on the 2001 Volkswagen Golf being leased by and through the Defendant Volkswagen Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen knew or reasonably should have known that the Plaintiff Paul Mundy could not qualify for such a financing lease with his actual income, at least at the capitalized cost that the vehicle was being leased to the Plaintiff Paul Mundy on the consumer lease.

113.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Volkswagen Credit, the Plaintiff Paul Mundy has been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being leased, all other charges paid at the time of the signing of the lease, the total amount of all lease payments required to be made under the consumer lease, and all interest and other charges incurred, in a total amount to be established at trial.

114.

Pursuant to 18 USC §1964(c), Plaintiff Paul Mundy is entitled to recover treble damages or $__________ based upon the foregoing actual damages sustained by him against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information.

//

115.

Pursuant to 18 USC §1964(c), Plaintiff Paul Mundy is entitled to recover his reasonable attorney fees and expenses in this action.

Fifteenth Claim for Relief

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

(Claim of Mark A. Nelson)

116.

Plaintiff Mark A. Nelson re-alleges Paragraphs 1 - 22 of this Complaint.

117.

On or about August 22, 2000, Plaintiff Mark A. Nelson entered into a retail installment contract for the purchase of a used 1998 Volkswagen Jetta 4-door sedan, VIN 3VWYB81HXWM140897, from the Defendant Lithia Honda.

118.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1998 Volkswagen Jetta 4-door sedan by the Plaintiff Mark A. Nelson, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 1998 Volkswagen Jetta 4-door sedan which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1998 Volkswagen Jetta 4-door sedan to the Defendant Ford Motor Credit for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1998 Volkswagen Jetta 4-door sedan, including the following:

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box [illegible]
MEDFORD, OR [illegible]

GLX model upgrade;

6 cylinder engine;

Moon roof;

Leather;

Compact disc;

Compact disc changer/stacker; and

Cruise control.

As a result of the listing of the foregoing features, accessories, or options on the 1998 Volkswagen Jetta 4-door sedan vehicle, a total of $5,160.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

119.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1998 Volkswagen Jetta 4-door sedan vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiff Mark Nelson has been damaged in the total amount of $5,160.00 for the retail value of the added features, accessories, or options on the vehicle shown on the Kelly Blue Book "book out" sheet which did not exist, plus additional interest of $1,564.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $6,724.00.

//

120.

Pursuant to 18 USC §1964(c), Plaintiff Mark A. Nelson is entitled to recover treble damages or $20,172.00 based upon the foregoing actual damages sustained by him against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

this claim for relief.

121.

Pursuant to 18 USC §1964(c), Plaintiff Mark A. Nelson is entitled to recover his reasonable attorney fees and expenses in this action.

Sixteenth Claim for Relief

(Claim of Jimmie Roberts and Linda Roberts)

122.

Plaintiffs Jimmie and Linda Roberts re-allege Paragraphs 1 - 22 of this Complaint.

123.

On or about April 2, 2001, Plaintiffs Jimmie and Linda Roberts entered into a consumer lease for the leasing of a new 2001 Volkswagen Jetta 4-door sedan, VIN WVWSB61J61W573125, from the Defendant Lithia Volkswagen.

124.

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Volkswagen Credit for the lease of the 2001 Volkswagen Jetta by the Plaintiffs Jimmie and Linda Roberts, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to the Defendant Volkswagen Credit a credit application for the Plaintiffs Jimmie and Linda Roberts, which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiffs Jimmie and Linda Roberts. In this credit application, the stated total month gross income of the Plaintiffs Jimmie and Linda Roberts was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, from the true total gross monthly income of $1,875.00 to a false total gross monthly income of $2,800.00, a difference of $925.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3128

Plaintiffs Jimmie and Linda Roberts was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiffs Jimmie and Linda Roberts for a financing lease on the 2001 Volkswagen Jetta being leased by and through the Defendant Volkswagen Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen knew or reasonably should have known that the Plaintiffs Jimmie and Linda Roberts could not qualify for such a financing lease with their actual income, at least at the capitalized cost that the vehicle was being leased to the Plaintiffs Jimmie and Linda Roberts on the consumer lease.

125.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Volkswagen Credit, the Plaintiffs Jimmie and Linda Roberts have been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being leased, all other charges paid at the time of the signing of the lease, the total amount of all lease payments required to be made under the consumer lease, and all interest and other charges incurred, in a total amount to be established at trial.

126.

Pursuant to 18 USC §1964(c), Plaintiffs Jimmie and Linda Roberts are entitled to recover treble damages or $____________ based upon the foregoing actual damages sustained by them against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information, the exact amount to be determined at the time of trial.

127.

Pursuant to 18 USC §1964(c), Plaintiffs Jimmie and Linda Roberts are entitled to recover their reasonable attorney fees and expenses in this action.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

Seventeenth Claim for Relief

(Claim of Valerie Sakraida and Jeffrey Sakraida)

128.

Plaintiffs Valerie and Jeffrey Sakraida re-allege Paragraphs 1 - 22 of this Complaint.

129.

On or about September 23, 2000, Plaintiffs Valerie and Jeffrey Sakraida entered into a retail installment contract for the purchase of a used 1995 Mercury Villager van from the Defendant Lithia Honda.

130.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1995 Mercury Villager van by the Plaintiffs Valerie and Jeffrey Sakraida, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 1995 Mercury Villager van which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1995 Mercury Villager van to the Defendant Ford Motor Credit for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1995 Mercury Villager van, including the following:

"Nautica" model upgrade;

Moon roof;

Running boards;

Premium Sound;

Compact disc; and

Rear air conditioning.

As a result of the listing of the foregoing features, accessories, or options on the 1995 Mercury Villager van, a total of $3,940.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

131.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1995 Mercury Villager van vehicle, which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiffs Valerie and Jeffrey Sakraida have been damaged in the total amount of $3,940.00 for the retail value of the added features, accessories, or options on the vehicle shown on the Kelly Blue Book "book out" sheet which did not exist, plus additional interest of $1,141.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $5,081.00.

132.

Pursuant to 18 USC §1964(c), Plaintiffs Valerie and Jeffrey Sakraida are entitled to recover treble damages or $15,243.00 based upon the foregoing actual damages sustained by him against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief.

133.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR

Pursuant to 18 USC §1964(c), Plaintiff Valerie and Jeffrey Sakraida are entitled to recover their reasonable attorney fees and expenses in this action.

Eighteenth Claim for Relief

(Claim of Josefina Samano)

134.

Plaintiff Josefina Samano re-alleges Paragraphs 1 - 22 of this Complaint.

135.

On or about December 8, 2000, Plaintiff Josefina Samano entered into a retail installment contract for the purchase of a used 2000 Dodge Neon 4-door sedan vehicle, VIN 1P3ES46C8YD56539, from the Defendant Lithia Honda.

136.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 2000 Dodge Neon vehicle by the Plaintiff Josefina Samano, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a credit application for the Plaintiff Josefina Samano which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiff Josefina Samano. In this credit application, the total stated month gross income of the Plaintiff Josefina Samano was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, from the total true gross monthly income of $1,000.00 to a false total gross monthly income of $1,300.00, a difference of $300.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiff Josefina Samano was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiff

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Josefina Samano for a financing loan on the 2000 Dodge Neon being purchased, by and through the Defendant Ford Motor Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Honda knew or reasonably should have known that the Plaintiff Josefina Samano could not qualify for such a financing loan with their actual income, at least at the inflated cash sales price and amount financed that the vehicle was being sold to the Plaintiff Josefina Samano on the retail installment contract.

137.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Credit for the purchase of the 2000 Dodge Neon vehicle by the Plaintiff Josefina Samano, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, further intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 2000 Dodge Neon vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 2000 Dodge Neon vehicle to the Defendant Ford Motor Credit for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 2000 Dodge Neon vehicle, including the following:

Premium sound;

Premium wheels; and

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW

Compact disc player.

As a result of the listing of the foregoing features, accessories, or options on the 2000 Dodge Neon vehicle, a total of $665.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

138.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Ford Motor Credit, Plaintiff Josefina Samano has been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being purchased, all other charges paid at the time of the signing of the retail installment contract, the amount financed under the retail installment contract, and all interest and other charges incurred, to be established in exact amount at trial.

139.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 2000 Dodge Neon vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiff Josefina Samano has also been damaged in the total amount of $665.00 for the retail value of the added features, accessories, or options on the Kelly Blue Book "book out" sheet for the vehicle which did not exist, plus additional interest of $284.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $949.00.

140.

Pursuant to 18 USC §1964(c), Plaintiff Josefina Samano is entitled to recover treble damages or $_____________ based upon the foregoing actual damages sustained by her against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information, the exact amount to be determined at trial. In the alternative and in the event that the Plaintiff Josefina Samano is somehow precluded from recovering such treble damages arising out of the submission of the credit application containing such false, altered, forged and/or fraudulent information, then pursuant to 18 USC §1964(c), Plaintiff Josefina Samano is entitled to recover treble damages or $2,847.00, based upon the foregoing actual damages sustained by her against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief, arising out of the submission of the Kelly Blue Book "book out" sheet to the Defendant Ford Motor Credit with the above described non-existent features, accessories, or options.

141.

Pursuant to 18 USC §1964(c), Plaintiff Josefina Samano is entitled to recover her reasonable attorney fees and expenses in this action.

Nineteenth Claim for Relief

(Claim of Fred Schnaible and Debbie Schnaible)

142.

Plaintiffs Fred and Debbie Schnaible re-allege Paragraphs 1 - 22 of this Complaint.

143.

On or about September 10, 2000, Plaintiffs Fred and Debbie Schnaible entered into a retail installment contract for the purchase of a used 1994 Ford Explorer SUV vehicle, VIN 1FMDU34X3RUB81501, from the Defendant Lithia Honda.

//

144.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1994 Ford Explorer SUV vehicle by the Plaintiffs Fred and Debbie Schnaible, the Defendants Lithia Motors, Lithia Support

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-3306

Services and Lithia Honda by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a credit application for the Plaintiffs which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiffs. In this credit application, upon information and belief, the total stated month gross income of the Plaintiffs was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, from the total true gross monthly income of $2,666.00 to a false total gross monthly income of $5,500, a difference of $2,334.00. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiff s was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiffs for a financing loan on the 1994 Ford Explorer SUV being purchased, by and through the Defendant Ford Motor Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Honda knew or reasonably should have known that the Plaintiffs Fred and Debbie Schnaible could not qualify for such a financing loan with their actual income, at least at the inflated cash sales price and amount financed that the vehicle was being sold to the Plaintiffs on the retail installment contract.

145.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1994 Ford Explorer SUV vehicle by the Plaintiffs Fred and Debbie Schnaible, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 1994 Ford Explorer SUV vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS-AT-LAW

intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1994 Ford Explorer SUV vehicle to the Defendant Ford Motor Credit for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1994 Ford Explorer vehicle, including the following:

LTD Edition model upgrade;
Cassette;
Running boards;
Moon roof;
Premium wheels;
Oversize/off road tires;
Rear air conditioning;
Roof rack; and
2 tone paint.

As a result of the listing of the foregoing features, accessories, or options on the 1994 Ford Explorer SUV vehicle, a total of $3,075.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

146.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Ford Motor Credit, Plaintiffs Fred Schnaible and

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Debbie Schanible have been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being purchased, all other charges paid at the time of the signing of the retail installment contract, the amount financed under the retail installment contract, and all interest and other charges incurred, to be established in exact amount at trial.

147.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1994 Ford Explorer SUV vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiffs Fred and Debbie Schnaible have also been damaged in the total amount of $3,075.00 for the retail value of the added features, accessories, or options on the Kelly Blue Book "book out" sheet for the vehicle which did not exist, plus additional interest of $903.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $3,978.00.

148.

Pursuant to 18 USC §1964(c), Plaintiff Fred and Debbie Schnaible are entitled to recover treble damages or $_____________ based upon the foregoing actual damages sustained by them against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information, the exact amount to be determined at trial. In the alternative and in the event that the Plaintiffs are somehow precluded from recovering such treble damages arising out of the submission of the credit application containing such false, altered, forged and/or fraudulent information, then pursuant to 18 USC §1964(c), Plaintiffs Fred and Debbie Schnaible are entitled to recover treble damages or $11,394.00, based upon the foregoing actual damages sustained by them against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief, arising

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3200

out of the submission of the Kelly Blue Book "book out" sheet to the Defendant Ford Motor Credit with the above described non-existent features, accessories, or options.

149.

Pursuant to 18 USC §1964(c), Plaintiffs Fred and Debbie Schnaible are entitled to recover their reasonable attorney fees and expenses in this action.

Twentieth Claim for Relief

(Claim of Shawn Schubert)

150.

Plaintiff Shawn Schubert re-alleges Paragraphs 1 - 22 of this Complaint.

151.

On or about August 15, 2000, Plaintiff Shawn Schubert entered into a retail installment contract for the purchase of a used 1998 Honda Civic 4-door sedan, VIN 1HGEJ6675WL042280, from the Defendant Lithia Honda.

152.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1998 Honda Civic vehicle by the Plaintiff Shawn Schubert, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 1998 Honda Civic vehicle, which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1998 Honda Civic vehilce to the Defendant Ford Motor Credit for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s)

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1998 Honda Civic 4-door sedan vehicle, including the following:

Automatic transmission;
ABS;
Power windows;
Power locks;
Tilt steering wheel;
Cruise control;
Compact disc;
Compact disc changer/stacker;
Moon roof;
Spoiler; and
Premium wheels.

As a result of the listing of the foregoing features, accessories, or options on the 1998 Honda Civic vehicle, a total of $2,560.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

153.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1998 Honda Civil vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiff Shawn Schubert has been damaged in the total amount of $2,560.00 for the retail value of the added features, accessories,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

or options on the vehicle shown on the Kelly Blue Book "book out" sheet which did not exist, plus additional interest of $________ incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $___________.

154.

Pursuant to 18 USC §1964(c), Plaintiff Shawn Schubert is entitled to recover treble damages or $____________ based upon the foregoing actual damages sustained by him against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief.

155.

Pursuant to 18 USC §1964(c), Plaintiff Shawn Schubert is entitled to recover his reasonable attorney fees and expenses in this action.

Twenty-First Claim for Relief

(Claim of Kenneth R. Smith)

156.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 1 - 22 of this Complaint.

157.

On or about September 1, 2000, Plaintiff Kenneth R. Smith entered into a retail installment contract for the purchase of a used 1998 Honda CR-V SUV vehicle, VIN JHLRD174XWC072456, from the Defendant Lithia Honda.

158.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1998 Honda CR-V vehicle by the Plaintiff Kenneth R. Smith, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 1998 Honda CR-V SUV vehicle, which contained fraudulent and false information on the make and model of the

G. JEFFERSON CAMPBELL, JR., P.C.

vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1998 Honda CR-V vehicle to the Defendant Ford Motor Credit for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1998 Honda CV-R SUV vehicle, including the following:

Premium sound;

Leather seats;

Moon roof;

Tinted glass;

Running boards;

Custom bumper;

2 tone paint;

Grill guard;

Off road tires; and

Tow package.

As a result of the listing of the foregoing features, accessories, or options on the 1998 Honda Civic vehicle, a total of $3,340.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

159.

G. JEFFERSON CAMPBELL, JR., P.C.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1998 Honda CV-R vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiff Kenneth R. Smith has been damaged in the total amount of $3,340.00 for the retail value of the added features, accessories, or options on the vehicle shown on the Kelly Blue Book "book out" sheet which did not exist, plus additional interest of $1,006.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $ 4,346.00.

160.

Pursuant to 18 USC §1964(c), Plaintiff Kenneth R. Smith is entitled to recover treble damages or $13,038.00, based upon the foregoing actual damages sustained by him against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief.

161.

Pursuant to 18 USC §1964(c), Plaintiff Kenneth R. Smith is entitled to recover his reasonable attorney fees and expenses in this action.

Twenty-Second Claim for Relief

(Claim of J. Annette Strain and Marvin Strain)

162.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 1 - 22 of this Complaint.

163.

On or about April 14, 2001, Plaintiffs J. Annette Strain and Marvin Strain entered into a retail installment contract for the purchase of a used 1999 Volkswagen New Beetle 2-door vehicle, VIN 3VWCD21C2xM468290, from the Defendant Lithia Volkswagen.

164.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 772-3306

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Volkswagen Credit for the purchase of the 1999 Volkswagen New Beetle 2-door vehicle by the Plaintiffs J. Annette and Marvin Strain, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, intentionally submitted to the Defendant Volkswagen Credit a credit application for the Plaintiffs J. Annette and Marvin Strain which contained false, altered, forged and/or fraudulent information as to the total stated gross income per month of the Plaintiffs J. Annette and Marvin Strain. In this credit application, the total stated month gross income of the Plaintiffs J. Annette and Marvin Strain was fraudulent and illegally increased by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, from the total true gross monthly income of $300.00 to a false total gross monthly income of $3,000.00, a difference of $2,700.00 per month. The submission of this credit application containing such false, altered, forged and/or fraudulent information as to the stated gross month income of the Plaintiffs J. Annette and Marvin Strain was done by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, by and though their employees and agents, knowingly and with the specific intent and purpose to qualify the Plaintiffs J. Annette and Marvin Strain for a financing loan on the 1999 Volkswagen New Beetle 2-door vehicle being purchased by and through the Defendant Volkswagen Credit. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen knew or reasonably should have known that the Plaintiffs J. Annette and Marvin Strain could not qualify for such a financing loan with their actual income, at least at the inflated cash sales price and amount financed that the vehicle was being sold to the Plaintiffs J. Annette and Marvin Strain on the retail installment contract.

165.

In connection with the Defendants Lithia Motors and Lithia Volkswagen obtaining financing from the Defendant Volkswagen Credit for the purchase of the 1999 Volkswagen New

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Beetle 2-door vehicle by the Plaintiffs J. Annette and Marvin Strain the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, further intentionally submitted to the Defendant Volkswagen Credit a Kelly Blue Book "book out" sheet for the 1999 Volkswagen New Beetle 2-door sedan vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1999 Volkswagen New Beetle 2-door vehicle to the Defendant Volkswagen Credit for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Volkswagen Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Volkswagen Credit numerous features, accessories or options that did not, in fact, exist on the 1999 Volkswagen New Beetle 2-door sedan, including the following:

Premium wheels

As a result of the listing of the foregoing features, accessories, or options on the 1999 Volkswagen New Beetle 2-door vehicle, a total of $465.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

166.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission of a credit application containing such false, altered, forged and/or fraudulent information to the Defendant Volkswagen Credit, Plaintiffs J. Annette and Marvin

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 608-3306

Strain have been damaged by the total of the amount of any trade-in or other down payment made on the vehicle being purchased, all other charges paid at the time of the signing of the retail installment contract, the amount financed under the retail installment contract, and all interest and other charges incurred, to be established in exact amount at trial.

167.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Volkswagen Credit of a Kelly Blue Book "book out" sheet for the 1999 Volkswagen New Beetle 2-door vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiffs J. Annette and Marvin Strain have also been damaged in the total amount of $465.00 for the retail value of the added features, accessories, or options on the Kelly Blue Book "book out" sheet for the vehicle which did not exist, plus additional interest of $114.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $579.00.

168.

Pursuant to 18 USC §1964(c), Plaintiffs J. Annette and Marvin Strain are entitled to recover treble damages or $_____________ based upon the foregoing actual damages sustained by them against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising out of the submission of a credit application containing such false, altered, forged and/or fraudulent information. In the alternative and in the event that the Plaintiffs J. Annette and Marvin Strain are somehow precluded from recovering such treble damages arising out of the submission of the credit application containing such false, altered, forged and/or fraudulent information, then pursuant to 18 USC §1964(c), Plaintiffs J. Annette and Marvin Strain are entitled to recover treble damages or $1,737.00 based upon the foregoing actual damages sustained by them against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and each of them, under this claim for relief, arising

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW

out of the submission of the Kelly Blue Book "book out" sheet to the Defendant Volkswagen Credit with the above described non-existent features, accessories, or options.

169.

Pursuant to 18 USC §1964(c), Plaintiffs J. Annette and Marvin Strain are entitled to recover their reasonable attorney fees and expenses in this action.

Twenty-Third Claim for Relief

(Claim of Sherri L. Stratton)

170.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 1 - 22 of this Complaint.

171.

On or about November 12, 2000, Plaintiff Sherri L. Stratton entered into a retail installment contract for the purchase of a used 1999 Chevrolet Malibu 4-door sedan, VIN 1G1ND52TXX6204285, from the Defendant Lithia Honda.

172.

In connection with the Defendants Lithia Motors and Lithia Honda obtaining financing from the Defendant Ford Motor Credit for the purchase of the 1999 Chevrolet Malibu vehicle by the Plaintiff Sherri L. Stratton, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, intentionally submitted to the Defendant Ford Motor Credit a Kelly Blue Book "book out" sheet for the 1999 Chevrolet Malibu vehicle, which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options. Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through its authorized employees and agents, knowingly and intentionally submitted the false and fraudulent Kelly Blue Book "book out" sheet for the 1999 Chevrolet Malibu vehicle to the Defendant Ford Motor Credit for the purpose of qualifying the vehicle for financing by this lender at the excessive cash sales price and amount financed shown on the retail installment contract, and in order to meet the Defendant Ford Motor Credit's loan-to-value

G. JEFFERSON CAMPBELL, JR., P.C.

ratio guideline(s) for such a vehicle purchase. Specifically, in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous features, accessories or options that did not, in fact, exist on the 1999 Chevrolet Malibu 4-door sedan vehicle, including the following:

Compact disc player;

Compact disc changer/stacker;

Premium sound; and

Premium wheels.

As a result of the listing of the foregoing features, accessories, or options on the 1999 Chevrolet Malibu vehicle, a total of $1,035.00 in non-existent retail value was listed on the Kelly Blue Book "book out" sheet and included in the sales price and amount financed on the retail installment contract for the vehicle.

173.

As a result of Defendants' violation of the federal RICO Act alleged in this claim for relief through the submission to the Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet for the 1999 Chevrolet Malibu vehicle which contained fraudulent and false information on the make and model of the vehicle, its accessories, or options, Plaintiff Sherri L. Stratton has been damaged in the total amount of $1,035.00 for the retail value of the added features, accessories, or options on the vehicle shown on the Kelly Blue Book "book out" sheet which did not exist, plus additional interest of $425.00 incurred over the life of the retail installment contract on such added retail value, for a total amount of such economic damages of $1,460.00.

174.

Pursuant to 18 USC §1964(c), Plaintiff Sherri L. Stratton is entitled to recover treble damages or $4,380.00, based upon the foregoing actual damages sustained by her against the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and each of them, under this claim for relief.

175.

Pursuant to 18 USC §1964(c), Plaintiff Sherri L. Stratton is entitled to recover her reasonable attorney fees and expenses in this action.

GENERAL FACTUAL ALLEGATIONS COMMON TO STATE RICO ACT VIOLATION CLAIMS

176.

The following claims for relief are on behalf of each of the Plaintiffs individually and allege claims against the Defendants Lithia Motors, Lithia Volkswagen, Lithia Honda, and Lithia Support Services, for violations of the Oregon Racketeering Influenced and Corrupt Organizations Act ("Oregon RICO Act"), ORS 166.715, et seq.

177.

Each of the Plaintiffs in the following Oregon RICO Act violation claims for relief have standing to bring their respective claims as a person(s) proximately harmed by reason of the pattern of racketeering, and the wrongful and unlawful racketeering activities by the Defendants Lithia Motors, Lithia Volkswagen, Lithia Honda, and Lithia Support Services, as alleged in the following claims for relief for violations of the Oregon RICO Act.

178.

The above and following described activities of the Defendants Lithia Motors, Lithia Support Services, Lithia Honda and Lithia Volkswagen, and each of them, constituted "racketeering activity," within the meaning of ORS 166.715(6), in that the Defendants Lithia Motors, Lithia Support Services, Lithia Honda and Lithia Volkswagen committed, attempted to commit, conspired to commit, or solicited, coerced or intimidated the Plaintiffs to commit, one or more of the following "predicate acts" under the Oregon RICO Act, as specified in ORS 166.715(6)(a)(P) and (Q) and (b), to-wit:

a. A violation of ORS 165.007 (forgery in the second degree);

b. A violation of ORS 165.013(1)(b) (forgery in the first degree as part of an issue of instruments representing interests in or claims against any property or person);

c. A violation of ORS 165.017 (possession of forged instrument);

d. A violation of ORS 165.037 (criminal simulation);

e. A violation of ORS 165.042 (fraudulently obtaining a signature);

f. A violation of ORS 165.080 (falsifying business record);

g. A violation of ORS 165.102 (obtaining execution of document by deception); and

h. Engaging in "racketeering activities under 18 U.S.C §1961 (a)(B), (C), (D), and (E), as alleged in Plaintiff's First through Twenty-Third Claims for Relief in this Complaint.

179.

Defendants Lithia Motors, Lithia Support Services, Lithia Honda, and Lithia Volkswagen above and below described wrongful and unlawful conduct and activities constituted a "pattern of racketeering" within the meaning of ORS 166.715(4). Pursuant to ORS 166.720, the following information as to such a "pattern of racketeering" is provided:

a. The acts constituting each incident of racketeering activity are generally described in Paragraphs 1 through 25 of this Complaint;

b. The acts of racketeering activity relate directly to the Plaintiffs' transactions for the purchase or lease of vehicles from the Lithia Honda or Lithia Volkswagen dealership stores in Medford, Oregon, occurring between July 18, 2000 and April 15, 2001, when certain credit applications were obtained from the Plaintiffs and false, forged, altered, or fraudulent information was made on such alleged credit applications, by employees or agents of the Defendants Lithia Motors, Lithia Support Services, Lithia Honda and Lithia Volkswagen, in the course and scope of their employment; and when certain so-called Kelly Blue Book "book out" sheets were produced by such employees or agents to enable these Defendants to acquire

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

financing on the purchase or lease of used vehicles from the Lithia Honda or Lithia Volkswagen dealership, which "book out" sheets contained false and fraudulent information on the make, model, accessories, or options available on the vehicle being purchased or leased and which information artificially inflated both the wholesale and retail value of the vehicle shown on the "book out" sheets. The overall racketeering activity alleged with regard to the Defendant Lithia Motors, Lithia Support Services and the other subsidiary corporations of the Defendant Lithia Motors operating automotive dealerships in the State of Oregon, including the Defendant Lithia Honda and Lithia Volkswagen, upon information and belief, were committed during a period of at least several years prior to the Plaintiffs' purchase or lease transactions and are still ongoing at this time;

c. The distinguishing characteristics which interrelate the incidents giving rise to the following claims for relief for violations under Oregon RICO Act are that all of the incidents of racketeering activity arise out of the operation of the Defendant Lithia Motors, Inc.'s automobile dealership enterprise in the State of Oregon, by and through the Defendant Lithia Support Services, Defendant Honda, Lithia Volkswagen, and the other wholly-owned subsidiary corporations of the Defendant Lithia Motors which operate new and used vehicle dealerships in the State of Oregon, which incidents of racketeering activity commonly involve the acquiring of financing from lenders for consumers who are purchasing or leasing new or used vehicles from this enterprise, based upon the submission of illegal and fraudulent credit and collateral information to these lenders. Plaintiffs' actual damages were thus a natural consequence of the racketeering activity being engaged in by the Defendants Lithia Motors, Lithia Support Services, and Lithia Motors' subsidiary corporations operating automotive dealerships in the State of Oregon, including the Defendant Lithia Honda and Lithia Volkswagen, as alleged in the following claims for relief; and

d. The racketeering activities and incidents alleged in the following claims for relief were and are not isolated.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

180.

At all times material to this action, the Defendants Lithia Motors, Lithia Support Services, Lithia Honda and Lithia Volkswagen:

a. Through the above and below described pattern of racketeering activity under the Oregon RICO Act, acquired or maintained, directly or indirectly, an interest in or control of an enterprise, in violation of ORS 166.720(2);

b. While employed by, or associated with, an enterprise, conducted or participated, directly or indirectly, in such enterprise through the above described pattern of racketeering activity under the Oregon RICO Act, in violation of ORS 166.720(3); and

c. Conspired or endeavored to violate the provisions of ORS 166.720(2) or (3) of the Oregon RICO Act, in violation of ORS 166.720(3).

Twenty-Fourth Claim for Relief

(Claim of Robert Allen and Sherry Allen)

181.

Plaintiffs Robert and Sherry Allen re-allege Paragraphs 1 through 22 of this Complaint.

182.

Plaintiffs Robert and Sherry Allen re-allege Paragraphs 24, 25 and 26 of their federal RICO Act violation claim alleged in this Complaint.

183.

Plaintiffs Robert and Sherry Allen re-allege Paragraphs 176-180 of this Complaint.

//

184.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiffs Robert and Sherry Allen have suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $________ for economic damages, and $250,000.00 for non-economic damages for mental distress, anxiety and

humiliation, the exact amount to be determined at trial. Plaintiffs Robert and Sherry Allen's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: Defendant Lithia Honda's submission of the Plaintiffs' fraudulently altered credit application, reporting a monthly income falsely inflated by $1,250.00, and a Kelly Blue Book "book out" sheet, falsely inflated by $935.00, to Defendant Ford Motor Credit, caused the Plaintiffs' foreseeable subsequent inability to afford the monthly installment payments to Defendant Ford Motor Credit for the purchase of a 1996 Saturn SL1 from the Defendant Lithia Honda. The Plaintiffs were forced to repeatedly negotiate hardship payment plans with their other creditors in order to avoid bankruptcy or repossession of the subject vehicle. As a result of such monthly negotiations with their other creditors, the credit rating of the Plaintiffs Robert Allen and Sheri Allen became adversely affected by negative reporting. In addition to attempting to enter into hardship payment plans with their other creditors, the Plaintiffs were unable to viably maintain a household and were forced to move their family into the residence of relatives for a period of approximately one year. During this approximate one year period in which the Plaintiffs and their children were forced to live with relatives, the Plaintiffs made attempts to rent adequate housing for their family, but were unable to do so by reason of their negative credit rating. The Plaintiffs also became subject to substantially higher automobile insurance premiums as a result of the deterioration of their credit rating. The Plaintiffs also suffered marital discord due to financial pressures and their inability to maintain a household separate from their relatives. The Plaintiffs sought professional mental health counseling due to the severe stresses they were enduring as a result of their financial difficulties and ensuing marital difficulties. Further, approximately one year after the subject transaction, the Plaintiffs were involved in a motor vehicle accident, which accident "totaled" the subject vehicle. At the time the vehicle was designated as "totaled," the Plaintiff's insurance adjuster reported to the Plaintiffs that the subject vehicle was worth substantially less than what

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR

was allegedly owed on it at that time to Ford Motor Credit. Because of the fraudulently inflated value of the subject vehicle, as reported to Defendant Ford Motor Credit by Defendant Lithia Honda at the time of the subject transaction at issue in this case, the insurance settlement for the Plaintiffs' "totaled" vehicle was substantially less than the amount allegedly owed by the Plaintiffs to Ford Motor Credit. Further, as a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiffs Robert and Sherry Allen have suffered nightmares, insomnia, depression, fatigue, humiliation, mood swings, headaches, digestive tract problems, anxiety, and lack of concentration and loss of memory.

185.

Pursuant to ORS 166.725(7), Plaintiffs Robert and Sherry Allen entitled to recover treble the amount of their "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $________ under this claim for relief, the exact amount to be determined at trial.

186.

Pursuant to ORS 166.725(7), Plaintiffs Robert and Sherry Allen are also entitled to recover their reasonable attorney fees and costs incurred in this action.

187.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiffs Robert and Sherry Allen are thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

Twenty-Fifth Claim for Relief

(Claim of Salvador Angel)

188.

Plaintiff Salvador Angel re-alleges Paragraphs 1 through 22 of this Complaint.

189.

Plaintiff Salvador Angel re-alleges Paragraphs 32 and 33 of his federal RICO Act violation claim alleged in this Complaint.

190.

Plaintiff Salvador Angel re-alleges Paragraphs 176-180 of this Complaint.

191.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Salvador Angel has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $3,141.00 for economic damages, and $150,000.00 for non-economic damages for mental distress and anxiety. Plaintiff Salvador Angel's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: the facsimile submission to Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet, falsely inflated by $770.00, by Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, has caused the Plaintiff to suffer from insomnia and anxiety. Further, the Plaintiff is diabetic, which diabetes has been exacerbated by Plaintiff's anxiety caused by the Defendants' wrongful actions. The exacerbation of the Plaintiff's diabetes has caused Plaintiff to seek additional medical treatment, including an increase in his diabetic medication in an attempt to control soaring blood sugar levels.

192.

Pursuant to ORS 166.725(7), Plaintiff Salvador Angel is entitled to recover treble the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

amount of his "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $453,141.00 under this claim for relief.

193.

Pursuant to ORS 166.725(7), Plaintiff Salvador Angel is also entitled to recover his reasonable attorney fees and costs incurred in this action.

194.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Salvador Angel is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Twenty-Sixth Claim for Relief

(Claim of Troy Bernhardt)

195.

Plaintiff Troy Bernhardt re-alleges Paragraphs 1 through 22 of this Complaint.

196.

Plaintiff Troy Bernhardt re-alleges Paragraphs 38 and 39 of his federal RICO Act violation claim alleged in this Complaint.

197

Plaintiff Troy Bernhardt re-alleges Paragraphs 176-180 of this Complaint.

198.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Troy Bernhardt has suffered "actual

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

damages" within the meaning of ORS 166.725(7), consisting of $2,577.00 for economic damages, and $200,000.00 for non-economic damages for mental distress and anxiety. Plaintiff Troy Bernhardt's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: the facsimile submission to Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet, falsely inflated by $1,640.00, by Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, and the subsequent repossession of the subject vehicle by Defendant Ford Motor Credit and the ensuing negative credit reporting, has caused the Plaintiff to suffer from insomnia, depression, fatigue, higher illness rates, headaches, anxiety, lack of concentration and loss of memory, hypertension, irregular heartbeat, and humiliation.

199.

Pursuant to ORS 166.725(7), Plaintiff Troy Bernhardt is entitled to recover treble the amount of his "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $607,731.00 under this claim for relief.

200.

Pursuant to ORS 166.725(7), Plaintiff Troy Bernhardt is also entitled to recover his reasonable attorney fees and costs incurred in this action.

201.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Troy Bernhardt is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
FAX (541) 772-3

actions and conduct in the future.

Twenty-Seventh Claim for Relief

(David Buck and Darlene Buck)

202.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 1 through 22 of this Complaint.

203.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 44 and 45 of their federal RICO Act violation claim alleged in this Complaint.

204

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 176-180 of this Complaint.

205.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiffs David Buck and Darlene Buck have suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $3,030.00 for economic damages, and $100,000.00 for non-economic damages for mental distress and anxiety. Plaintiffs David Buck's and Darlene Buck's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: the facsimile submission to Defendant WFS Financial, Inc. of a Kelly Blue Book "book out" sheet, falsely inflated by $1,965.00, by Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their authorized employees and agents, has caused the Plaintiffs to suffer financial stresses, insomnia, depression, fatigue, mood swings, headaches, anxiety, and lack of concentration and loss of memory. The Plaintiffs attempted to refinance the subject vehicle subsequent to its purchase, but have been denied financing because of the exorbitant amount allegedly owed on the vehicle, which inflated

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR

amount is a direct result of the fraudulent and falsely inflated value of the collateral represented to Defendant WFS Financial, Inc. by Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen at the time of the Plaintiff's purchase of the subject vehicle from the Defendants.

206.

Pursuant to ORS 166.725(7), Plaintiffs David Buck and Darlene Buck are entitled to recover treble the amount of their "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $309,090.00 under this claim for relief.

207.

Pursuant to ORS 166.725(7), Plaintiffs David Buck and Darlene Buck are also entitled to recover their reasonable attorney fees and costs incurred in this action.

208.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiffs David Buck and Darlene Buck are thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Twenty-Eighth Claim for Relief

(Claim of Victoria Castner)

209.

Plaintiff Victoria Castner re-alleges Paragraphs 1 through 22 of this Complaint.

210.

Plaintiff Victoria Castner re-alleges Paragraphs 50 and 51 of her federal RICO Act

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

violation claim alleged in this Complaint.

211.

Plaintiff Victoria Castner re-alleges Paragraphs 176-180 of this Complaint.

212.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiff Victoria Castner has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $10,336.00 for economic damages, and $10,000.00 for non-economic damages for mental distress, anxiety and humiliation. Plaintiff Victoria Castner's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's, by and through their authorized employees and agents, submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $1,500.00, caused the Plaintiff's foreseeable subsequent inability to afford the monthly installment payments to Defendant Wells Fargo for the purchase of a 1995 Dodge Neon Highline from the Defendant Lithia Volkswagen. Approximately nine months after the subject transaction, the Plaintiff was forced to voluntarily relinquish the subject vehicle to Defendant Wells Fargo as a result of Plaintiff's inability to meet the alleged monthly payment obligations. The repossession of the subject vehicle by Defendant Wells Fargo has adversely affected Plaintiff's credit rating, and has caused the Plaintiff to suffer anxiety and humiliation.

213.

Pursuant to ORS 166.725(7), Plaintiff Victoria Castner is entitled to recover treble the amount of her "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $61,008.00 under this claim for relief.

214.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Pursuant to ORS 166.725(7), Plaintiff Victoria Castner is also entitled to recover her reasonable attorney fees and costs incurred in this action.

215.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Victoria Castner is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Twenty-Ninth Claim for Relief

(Claim of Manuel Castro)

216.

Plaintiff Manuel Castro re-alleges Paragraphs 1 through 22 of this Complaint.

217.

Plaintiff Manuel Castro re-alleges Paragraphs 56 and 57 of his federal RICO Act violation claim alleged in this Complaint.

218

Plaintiff Manuel Castro re-alleges Paragraphs 176-180 of this Complaint.

219.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiff Manuel Castro has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $________ for economic damages, and $150,000.00 for non-economic damages for mental distress, anxiety and humiliation, the exact amount to be determined at trial. Plaintiff Manuel Castro's non-

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR

economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's, by and through their authorized employees and agents, submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $1,100.00, caused the Plaintiff's foreseeable subsequent inability to afford the monthly lease payments to Defendant Volkswagen Credit for the lease of a 2001 Volkswagen Jetta acquired from the Defendant Lithia Volkswagen. The Plaintiff's leased vehicle was eventually repossessed by Defendant Volkswagen Credit as a result of the Plaintiff's inability to meet the alleged monthly lease payment obligation. Prior to this repossession, the Plaintiff attempted to pay the alleged monthly lease payment obligation by appealing to co-workers and relatives for financial assistance, as Plaintiff was unable to pay for the subject lease. Plaintiff was forced to choose between providing basic needs for his family or to meet his alleged lease obligation. As a result of these extreme stresses, Plaintiff suffered humiliation, anxiety, depression, fatigue, lack of concentration and loss of memory, feelings of helplessness and hopelessness, and periods of uncontrolled weeping, which caused further humiliation to the Plaintiff.

220.

Pursuant to ORS 166.725(7), Plaintiff Manuel Castro is entitled to recover treble the amount of his "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $_________ under this claim for relief, the exact amount to be determined at trial.

221.

Pursuant to ORS 166.725(7), Plaintiff Manuel Castro is also entitled to recover his reasonable attorney fees and costs incurred in this action.

222.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Manuel Castro is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Thirtieth Claim for Relief

(Claim of Liliana Combs)

223.

Plaintiff Liliana Combs re-alleges Paragraphs 1 through 22 of this Complaint.

224.

Plaintiff Liliana Combs re-alleges Paragraphs 62 and 63 of her federal RICO Act violation claim alleged in this Complaint.

225.

Plaintiff Liliana Combs re-alleges Paragraphs 176-180 of this Complaint.

226.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiff Liliana Combs has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $20,859.51 for economic damages, and $200,000.00 for non-economic damages for mental distress, anxiety and humiliation. Plaintiff Liliana Comb's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's, by and through

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

their authorized employees and agents, submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $1,550.00, caused the Plaintiff's foreseeable subsequent inability to afford the monthly lease payments to Defendant Volkswagen Credit for the lease of a 2001 Volkswagen Jetta acquired from the Defendant Lithia Volkswagen. Approximately two months after the subject transaction, Plaintiff Liliana Combs filed a Chapter 7 bankruptcy due to her inability to meet her alleged lease obligation for the subject vehicle. During the pendency of Plaintiff's bankruptcy case, Plaintiff reaffirmed her alleged lease obligation with Defendant Volkswagen Credit, in an attempt to discharge other debts while retaining possession of the subject vehicle for purposes of traveling to her place of employment and to meet her and her daughter's needs for transportation. Subsequent to Plaintiff's reaffirmation of the alleged lease obligation, Plaintiff was financially unable to meet her alleged lease payment obligations, which inability led to a repossession of the subject vehicle by Defendant Volkswagen Credit. By reason of the aforementioned circumstances, caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's wrongful and illegal actions, the Plaintiff has suffered from nightmares, insomnia, depression, fatigue, mood swings, headaches, anxiety, and humiliation.

227.

Pursuant to ORS 166.725(7), Plaintiff Liliana Combs is entitled to recover treble the amount of her "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $662,578.53 under this claim for relief.

228.

Pursuant to ORS 166.725(7), Plaintiff Liliana Combs is also entitled to recover her reasonable attorney fees and costs incurred in this action.

229.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen acted with malice

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3433

or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Liliana Combs is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Thirty-First Claim for Relief

(Claim of Cristy Matchett, formerly Cristy Davis)

230.

Plaintiff Cristy Matchett, formerly Cristy Davis, re-alleges Paragraphs 1 through 22 of this Complaint.

231.

Plaintiff Cristy Matchett, formerly Cristy Davis re-alleges, Paragraphs 68, 69, 70, 71, and 72 of her federal RICO Act violation claim alleged in this Complaint.

232.

Plaintiff Cristy Matchett, formerly Cristy Davis, re-alleges Paragraphs 176-180 of this Complaint.

233.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiff Cristy Matchett, formerly Cristy Davis, has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $733.29 for economic damages, and $10,000.00 for non-economic damages for mental distress, anxiety and humiliation. Plaintiff Cristy Matchett's, formerly Cristy Davis, non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: the Defendants Lithia Motors, Lithia Support

G. JEFFERSON CAMPBELL, JR., P.C.

Services and Lithia Volkswagen's, by and through their authorized employees and agents, submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $1,000.00, in an effort to qualify Plaintiff for a vehicle loan that she obviously was not qualified for, caused the Plaintiff's foreseeable subsequent humiliation and anxiety experienced by Plaintiff upon her being required to return the subject vehicle to the Defendants after having possession of it for approximately three weeks. Further, upon returning the subject vehicle, Plaintiff suffered additional mental and emotional distress when Plaintiff discovered equipment missing from her trade-in vehicle.

234.

Pursuant to ORS 166.725(7), Plaintiff Cristy Matchett, formerly Cristy Davis, is entitled to recover treble the amount of her "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $32,198.87 under this claim for relief.

235.

Pursuant to ORS 166.725(7), Plaintiff Cristy Matchett, formerly Cristy Davis, is also entitled to recover her reasonable attorney fees and costs incurred in this action.

236.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Cristy Matchett, formerly Cristy Davis, is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Thirty-Second Claim for Relief

(Claim of Ericka Doran)

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

237.

Plaintiff Ericka Doran re-alleges Paragraphs 1 through 22 of this Complaint.

238.

Plaintiff Ericka Doran re-alleges Paragraphs 77 and 78 of her federal RICO Act violation claim alleged in this Complaint.

239.

Plaintiff Ericka Doran re-alleges Paragraphs 176-180 of this Complaint.

240.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiff Ericka Doran has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $20,657.10 for economic damages, and $25,000.00 for non-economic damages for mental distress, anxiety and humiliation. Plaintiff Ericka Doran's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's, by and through their authorized employees and agents, submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $1,500.00, caused the Plaintiff's foreseeable subsequent financial hardship to afford basic living expenses because of the monthly lease payments to Defendant Volkswagen Credit for the lease of a 2001 Volkswagen Jetta acquired from the Defendant Lithia Volkswagen. Subsequent to the transaction at issue, Plaintiff Ericka Doran became unable to pay several months of rent for her housing, as a significant portion of her actual income went to making the lease payments to Defendant Volkswagen Credit for the alleged lease obligation, which obligation Plaintiff would not have qualified for with her actual gross income of only $1,300.00 per month. Plaintiff also suffered discord in her relationship with her significant other as a result of the financial stresses caused by the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS-AT-LAW
MEDFORD, OR
P.O. Box

Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's wrongful and illegal actions.

241.

Pursuant to ORS 166.725(7), Plaintiff Ericka Doran is entitled to recover treble the amount of her "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $136,971.03 under this claim for relief.

242.

Pursuant to ORS 166.725(7), Plaintiff Ericka Doran is also entitled to recover her reasonable attorney fees and costs incurred in this action.

243.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Ericka Doran is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

//

//

Thirty-Third Claim for Relief

(Claim of Roger Franck)

244.

Plaintiff Roger Franck re-alleges Paragraphs 1 through 22 of this Complaint.

245.

Plaintiff Roger Franck re-alleges Paragraphs 83 and 84 of his federal RICO Act violation

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

claim alleged in this Complaint.

246.

Plaintiff Roger Franck re-alleges Paragraphs 176-180 of this Complaint.

247.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Roger Franck has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $1,106.00 for economic damages, and $20,000.00 for non-economic damages for mental distress and anxiety. Plaintiff Roger Franck's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: the facsimile submission to Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet, falsely inflated by $700.00, by Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, and the subsequent repossession of the subject vehicle by Defendant Ford Motor Credit and the ensuing negative credit reporting, has caused the Plaintiff to suffer from nightmares, insomnia, depression, fatigue, anxiety, and humiliation. Further, the financial hardship foisted upon the Plaintiff by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's wrongful and illegal actions was a significant factor in the discord and eventual breakup of Plaintiff's relationship with his significant other, Patricia Comer, which discord and breakup exacerbated Plaintiff's emotional distress.

248.

Pursuant to ORS 166.725(7), Plaintiff Roger Franck is entitled to recover treble the amount of his "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $63,318.00 under this claim for relief.

249.

Pursuant to ORS 166.725(7), Plaintiff Roger Franck is also entitled to recover his

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR
P.O. Box

reasonable attorney fees and costs incurred in this action.

250.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Roger Franck is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Thirty-Fourth Claim for Relief

(Claim of Theresa A. Jensen)

251.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 1 through 22 of this Complaint.

252.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 89 and 90 of her federal RICO Act violation claim alleged in this Complaint.

253.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 176-180 of this Complaint.

//

254.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiff Theresa A. Jensen has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $_______ for economic damages, and $200,000.00 for non-economic damages for physical and mental distress, anxiety and humiliation, the exact amount to be determined at trial. Plaintiff Theresa A.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

Jensen's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's, by and through their authorized employees and agents, submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $1,500.00, caused the Plaintiff's foreseeable subsequent inability to afford the monthly lease payments to Defendant Volkswagen Credit for the lease of a 2001 Volkswagen Jetta acquired from the Defendant Lithia Volkswagen. Approximately two months after the subject transaction, Plaintiff Theresa A. Jensen received a divorce from her husband. Plaintiff alleges that a significant contributing factor to the divorce between her and her husband was the financial hardship foisted upon her by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's wrongful and illegal actions in connection with the subject lease transaction. Due to Plaintiff's inability to pay for her alleged lease obligation, she fell behind on her lease payments to Defendant Volkswagen Credit, as well as payments to other creditors while attempting to juggle payments, causing Plaintiff's credit rating to deteriorate. Plaintiff became subject to collection calls both at her place of employment and at her residence. Further, Plaintiff was forced on at least one occasion to visit the emergency room of a local hospital for reasons of extreme anxiety and emotional distress related to her financial situation caused by the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen. Plaintiff also made many visits to an Ashland, Oregon physician for reasons of anxiety, depression, and hypertension arising out of the subject lease transaction and her consequential marital and financial problems. By reason of the aforementioned circumstances, caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's wrongful and illegal actions, the Plaintiff has suffered from insomnia, depression, fatigue, mood swings, skin problems, anxiety, lack of concentration and loss of memory, hypertension, and humiliation.

255.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
P.O. Box 296
MEDFORD, OR 97501

Pursuant to ORS 166.725(7), Plaintiff Theresa A. Jensen is entitled to recover treble the amount of her "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $__________ under this claim for relief, the exact amount to be determined at trial.

256.

Pursuant to ORS 166.725(7), Plaintiff Theresa A. Jensen is also entitled to recover her reasonable attorney fees and costs incurred in this action.

257.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Theresa Jensen is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Thirty-Fifth Claim for Relief

(Claim of Heather Krehbiel)

258.

Plaintiff Heather Krehbiel re-alleges Paragraphs 1 through 22 of this Complaint.

259.

Plaintiff Heather Krehbiel re-alleges Paragraphs 95, 96, 97 and 99 of her federal RICO Act violation claim alleged in this Complaint.

260.

Plaintiff Heather Krehbiel re-alleges Paragraphs 176-180 of this Complaint.

261.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Heather Krehbiel has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $________ for economic damages, and $135,000.00 for non-economic damages for mental distress, anxiety and humiliation, the exact amount to be determined at trial. Plaintiff Heather Krehbiel's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: Defendant Lithia Honda's submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $1,800.00, and a Kelly Blue Book "book out" sheet, falsely inflated by $2,900.00, to Defendant Ford Motor Credit, caused the Plaintiffs' foreseeable subsequent inability to afford the monthly installment payments to Defendant Ford Motor Credit for the purchase of a 1999 Chevrolet Monte Carlo from the Defendant Lithia Honda. Subsequent to the subject transaction, the Plaintiff was forced into further debt, as she was unable to meet the costs of her basic living expenses and resorted to the use of credit cards to augment her ability to pay for these basic needs. The Plaintiff continued to use her credit cards for basic needs until she could no longer afford to make the monthly minimum payments on her credit cards as they became due. Consequently, Plaintiff's credit rating deteriorated, causing further humiliation to Plaintiff, as she then had to deal with collection attempts from several of her creditors. As a result of Plaintiff's significant financial stresses and the accompanying emotional distress set in motion by her purchase of the 1999 Chevrolet Monte Carlo, Plaintiff and her domestic partner suffered discord in their relationship, which discord eventually led to a dissolution of the domestic partnership, causing Plaintiff further emotional distress. The Plaintiff sought professional mental health counseling in connection with her emotional and mental distress caused by the breakup of her domestic partnership and distress caused by her financial instability. As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box 296

violations of Oregon's RICO Act, Plaintiff Heather Krehbiel has suffered nightmares, insomnia, depression, fatigue, humiliation, mood swings, headaches, skin problems, anxiety, shortness of breath, and lack of concentration and loss of memory.

262.

Pursuant to ORS 166.725(7), Plaintiff Heather Krehbiel is entitled to recover treble the amount of their "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $________ under this claim for relief, the exact amount to be determined at trial.

263.

Pursuant to ORS 166.725(7), Plaintiff Heather Krehbiel is also entitled to recover her reasonable attorney fees and costs incurred in this action.

264.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Heather Krehbiel is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Thirty-Sixth Claim for Relief

(Claim of Jon Marshall and Heather Marshall)

265.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 1 through 22 of this Complaint.

266.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 103, 104, and 105 of their federal RICO Act violation claim alleged in this Complaint.

267.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 176-180 of this Complaint.

268.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiffs Jon Marshall and Heather Marshall have suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $________ for economic damages, and $250,000.00 for non-economic damages for mental distress, anxiety and humiliation, the exact amount to be determined at trial. Plaintiffs Jon and Heather Marshall's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: Defendant Lithia Volkswagen's submission of the Plaintiffs' fraudulently altered credit application, reporting a monthly income falsely inflated by $500.00, and a Kelly Blue Book "book out" sheet, falsely inflated by $135.00, to Defendant Onyx Acceptance, caused the Plaintiffs' foreseeable subsequent inability to afford the monthly installment payments to Defendant Ford Motor Credit for the purchase of a 1996 Jeep Cherokee from the Defendant Lithia Volkswagen. Subsequent to the subject transaction, the Plaintiffs were forced into further debt, as they was unable to meet the costs of their basic living expenses and resorted to the use of credit cards to augment their ability to pay for these basic needs. The Plaintiffs continued to use their credit cards for basic needs until they could no longer afford to make the monthly minimum payments on her credit cards as they became due. Consequently, Plaintiffs' credit rating deteriorated, causing further humiliation to Plaintiffs, as they then had to deal with collection attempts from several of their creditors. As a result of Plaintiffs' significant financial stresses and the accompanying emotional

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

distress set in motion by their purchase of the 1996 Jeep Cherokee from Defendant Lithia Volkswagen, Plaintiff(s) (at least one of them) sought professional mental health counseling in connection with the emotional and mental distress caused by the their resultant financial instability. As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiff Jon Marshall has suffered from headaches, fatigue, humiliation, mood swings, and anxiety; Plaintiff heather Marshall has suffered from insomnia, humiliation, mood swings, anxiety, and lack of concentration and loss of memory.

269.

Pursuant to ORS 166.725(7), Plaintiffs Jon Marshall and Heather Marshall are entitled to recover treble the amount of their "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $________ under this claim for relief, the exact amount to be determined at trial.

270.

Pursuant to ORS 166.725(7), Plaintiffs Jon Marshall and Heather Marshall are also entitled to recover their reasonable attorney fees and costs incurred in this action.

271.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiffs Jon Marshall and Heather Marshall are thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Thirty-Seventh Claim for Relief

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

(Claim of Paul Mundy)

272.

Plaintiff Paul Mundy re-alleges Paragraphs 1 through 22 of this Complaint.

273.

Plaintiff Paul Mundy re-alleges Paragraphs 111 and 112 of his federal RICO Act violation claim alleged in this Complaint.

274.

Plaintiff Paul Mundy re-alleges Paragraphs 176-180 of this Complaint.

275.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiff Paul Mundy has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $_______ for economic damages, and $200,000.00 for non-economic damages for physical and mental distress, anxiety and humiliation, the exact amount to be determined at trial. Plaintiff Paul Mundy's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's, by and through their authorized employees and agents, submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $1,000.00, caused the Plaintiff's foreseeable subsequent inability to afford the monthly lease payments to Defendant Volkswagen Credit for the lease of a 2001 Volkswagen Golf acquired from the Defendant Lithia Volkswagen. Due to Plaintiff's inability to pay for his alleged lease obligation, he fell behind on the lease payments to Defendant Volkswagen Credit, as well as payments to other creditors and his child support obligation while attempting to juggle payments, causing Plaintiff's credit rating to deteriorate. Plaintiff then became subject to collection calls and an eventual repossession of the subject

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

vehicle by Defendant Volkswagen Credit, causing further humiliation to the Plaintiff. By reason of the aforementioned circumstances, caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's wrongful and illegal actions, the Plaintiff has suffered from fatigue, humiliation, anxiety, and a lack of concentration and loss of memory.

276.

Pursuant to ORS 166.725(7), Plaintiff Paul Mundy is entitled to recover treble the amount of his "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $___________ under this claim for relief, the exact amount to be determined at trial.

277.

Pursuant to ORS 166.725(7), Plaintiff Paul Mundy is also entitled to recover her reasonable attorney fees and costs incurred in this action.

278.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Paul Mundy is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Thirty-Eighth Claim for Relief

(Claim of Mark Nelson)

279.

Plaintiff Mark Nelson re-alleges Paragraphs 1 through 22 of this Complaint.

280.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Plaintiff Mark Nelson re-alleges Paragraphs 117 and 118 of his federal RICO Act violation claim alleged in this Complaint.

281.

Plaintiff Mark Nelson re-alleges Paragraphs 176-180 of this Complaint.

282.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Mark Nelson has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $6,724.00 for economic damages, and $10,000.00 for non-economic damages for mental distress and anxiety. Plaintiff Mark Nelson's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: the facsimile submission to Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet, falsely inflated by $5,160.00, by Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, has caused the Plaintiff to suffer from anxiety and humiliation.

283.

Pursuant to ORS 166.725(7), Plaintiff Mark Nelson is entitled to recover treble the amount of his "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $50,172.00 under this claim for relief.

284.

Pursuant to ORS 166.725(7), Plaintiff Mark Nelson is also entitled to recover his reasonable attorney fees and costs incurred in this action.

285.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

with a conscious indifference to the health, safety and welfare of others. Plaintiff Mark Nelson is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Thirty-Ninth Claim for Relief

(Claim of Jimmie Roberts and Linda Roberts)

286.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 1 through 22 of this Complaint.

287.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 123 and 124 of their federal RICO Act violation claim alleged in this Complaint.

288.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 176-180 of this Complaint.

289.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiffs Jimmie Roberts and Linda Roberts have suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $_______ for economic damages, and $250,000.00 for non-economic damages for physical and mental distress, anxiety and humiliation, the exact amount to be determined at trial. Plaintiffs Jimmie and Linda Roberts' non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's, by and through

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
P.O. Box 266
MEDFORD, OR 97501

their authorized employees and agents, submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $925.00, caused the Plaintiffs' foreseeable subsequent inability to afford the monthly lease payments to Defendant Volkswagen Credit for the lease of a 2001 Volkswagen Jetta acquired from the Defendant Lithia Volkswagen. Subsequent to the subject transaction, the Plaintiffs were forced into further debt, as they was unable to meet the costs of their basic living expenses and resorted to the use of credit cards and loans from relatives to augment their ability to pay for these basic needs. The Plaintiffs continued to use their credit cards for basic needs until they could no longer afford to make the monthly minimum payments on her credit cards as they became due. Consequently, Plaintiffs' credit rating deteriorated, causing further humiliation to Plaintiffs, as they then had to deal with collection attempts from several of their creditors. As a result of Plaintiffs' significant financial stresses and the accompanying emotional distress and marital discord set in motion by their alleged lease obligation, Plaintiff(s) (at least one of them) sought professional mental health counseling. Further, the Plaintiffs have retained an attorney to file a bankruptcy petition as a result of their alleged lease obligation, for which obligation they would not have been qualified but for the credit application, fraudulently altered by Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen. As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiffs Jimmie Roberts and Linda Roberts have suffered from depression, mood swings, and anxiety.

290.

Pursuant to ORS 166.725(7), Plaintiffs Jimmie Roberts and Linda Roberts are entitled to recover treble the amount of their "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $___________ under this claim for relief, the exact amount to be determined at trial.

291.

Pursuant to ORS 166.725(7), Plaintiffs Jimmie Roberts and Linda Roberts are also

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

entitled to recover their reasonable attorney fees and costs incurred in this action.

292.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiffs Jimmie Roberts and Linda Roberts are thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Fortieth Claim for Relief

(Claim of Valerie Sakraida and Jeffrey Sakraida)

293.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 1 through 22 of this Complaint.

294.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 129 and 130 of their federal RICO Act violation claim alleged in this Complaint.

295.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 176-180 of this Complaint.

296.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiffs Valerie Sakraida and Jeffrey Sakraida have suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $5,081.00 for economic damages, and $10,000.00 for non-economic damages for mental distress

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

and anxiety. Plaintiffs Valerie and Jeffrey Sakraida'a non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: the facsimile submission to Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet, falsely inflated by $3,940.00, by Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, has caused the Plaintiffs to suffer from financial stresses accompanied by anxiety and humiliation.

297.

Pursuant to ORS 166.725(7), Plaintiffs Valerie Sakraida and Jeffrey Sakraida are entitled to recover treble the amount of their "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $45,243.00 under this claim for relief.

298.

Pursuant to ORS 166.725(7), Plaintiffs Valerie Sakraida and Jeffrey Sakraida are also entitled to recover their reasonable attorney fees and costs incurred in this action.

299.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiffs Valerie Sakraida and Jeffrey Sakraida are thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Forty-First Claim for Relief

(Claim of Josefina Samano)

300.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR

Plaintiff Josefina Samano re-alleges Paragraphs 1 through 22 of this Complaint.

301.

Plaintiff Josefina Samano re-alleges Paragraphs 135, 136, and 137 of her federal RICO Act violation claim alleged in this Complaint.

302.

Plaintiff Josefina Samano re-alleges Paragraphs 176-180 of this Complaint.

303.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Josefina Samano has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $________ for economic damages, and $250,000.00 for non-economic damages for mental distress, anxiety and humiliation, the exact amount to be determined at trial. Plaintiff Josefina Samano's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: Defendant Lithia Honda's submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $300.00, and a Kelly Blue Book "book out" sheet, falsely inflated by $665.00, to Defendant Ford Motor Credit, caused the Plaintiffs' foreseeable subsequent inability to afford the monthly installment payments to Defendant Ford Motor Credit for the purchase of a 2000 Dodge Neon from the Defendant Lithia Honda. Subsequent to the subject transaction, the Plaintiff was forced into further debt, as she became unable to meet the costs of her basic living expenses and resorted to the use of credit cards and borrowed money to augment her ability to pay for these basic needs. The Plaintiff continued to use her credit cards for basic needs until she could no longer afford to make the monthly minimum payments on her credit cards and other bills as they became due. Consequently, Plaintiff's credit rating deteriorated, causing further humiliation to Plaintiff, as she then had to deal with collection attempts from several of her creditors. As a

G. JEFFERSON CAMPBELL JR. P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box 296

result of Plaintiff's significant financial stresses and the accompanying emotional distress set in motion by her purchase of the 2000 Dodge Neon from Defendant Lithia Honda, Plaintiff sought professional mental health counseling in connection with the emotional and mental distress caused by the her resultant financial instability, which counseling led to the Plaintiff being prescribed anti-depressant medication (Prozac) for a period of not less than three months. Plaintiff alleges the relationship between her and her husband became strained, and there were many arguments regarding finances, especially in connection wit the alleged debt to Defendant Ford Motor Credit for the 2000 Dodge Neon. Approximately nine months subsequent to the transaction at issue, Plaintiff was forced to file a Chapter 7 bankruptcy petition, which bankruptcy Plaintiff alleges was a direct result of the subject transaction at issue in this case. As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Josefina Samano has suffered from nightmares, insomnia, depression, headaches, humiliation, and anxiety.

304.

Pursuant to ORS 166.725(7), Plaintiff Josefina Samano is entitled to recover treble the amount of her "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $________ under this claim for relief, the exact amount to be determined at trial.

305.

Pursuant to ORS 166.725(7), Plaintiff Josefina Samano is also entitled to recover her reasonable attorney fees and costs incurred in this action.

306.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Josefina

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

Samano is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Forty-Second Claim for Relief

(Claim of Fred Schnaible and Debbie Schanaible)

307.

Plaintiffs Fred Schanaible and Debbie Schanible re-allege Paragraphs 1 through 22 of this Complaint.

308.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 143, 144, and 145 of their federal RICO Act violation claim alleged in this Complaint.

309.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 176-180 of this Complaint.

310.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiffs Fred Schnaible and Debbie Schnaible have suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $________ for economic damages, and $250,000.00 for non-economic damages for mental distress, anxiety and humiliation, the exact amount to be determined at trial. Plaintiffs Fred and Debbies Schnaible's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: Defendant Lithia Honda's submission of the Plaintiff's fraudulently altered credit application, reporting a monthly income falsely inflated by $2,334.00, and a Kelly Blue Book "book out" sheet, falsely inflated by

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

$3,075.00, to Defendant Ford Motor Credit, caused the Plaintiffs' foreseeable subsequent inability to afford the monthly installment payments to Defendant Ford Motor Credit for the purchase of a 1994 Ford Explorer from the Defendant Lithia Honda. Subsequent to the subject transaction, the Plaintiffs found themselves in a precarious financial situation, as, in addition to the newly incurred alleged obligation for the 1994 Ford Explorer, they had to continue to pay monthly installment payments on a vehicle they had attempted to trade to Lithia Honda as part of the subject transaction, which trade attempt was unsuccessful because a sales agent for Lithia Honda represented to the Plaintiffs that "we don't take trade-ins." Plaintiffs then attempted to pay their monthly bills by increasing their income through Plaintiff Fred Schnaible working consistent and regular overtime (six to seven days a week), all in an effort to maintain Plaintiff's credit rating standing. Notwithstanding the additional income, Plaintiffs began to fall behind on their rent by several months. As a result of Plaintiff's significant financial stresses and the accompanying emotional distress set in motion by their purchase of the 1994 Ford Explorer from Defendant Lithia Honda, Plaintiff(s) (at least one of them) sought professional mental health counseling in connection with the emotional and mental distress caused by the their resultant financial instability; however Plaintiffs were unable to afford medical treatment or counseling. Plaintiffs allege their marital relationship became strained because of the long hours of overtime and constant worry over finances. As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiffs Fred Schnaible and Debbie Schnaible have suffered from nightmares, insomnia, depression, fatigue, higher illness rates, mood swings, humiliation, digestive tract problems, anxiety, and lack of concentration and loss of memory.

311.

Pursuant to ORS 166.725(7), Plaintiffs Fred Schnaible and Debbie Schnaible are entitled to recover treble the amount of their "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $________ under this claim for relief, the exact

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 236
(541) 779-3306

amount to be determined at trial.

312.

Pursuant to ORS 166.725(7), Plaintiffs Fred Schnaible and Debbie Schnaible are also entitled to recover their reasonable attorney fees and costs incurred in this action.

313.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiffs Fred Schnaible and Debbie Schnaible are thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Forty-Third Claim for Relief

(Claim of Shawn Schubert)

314.

Plaintiff Shawn Schubert re-alleges Paragraphs 1 through 22 of this Complaint.

//

315.

Plaintiff Shawn Schubert re-alleges Paragraphs 151 and 152 of his federal RICO Act violation claim alleged in this Complaint.

316.

Plaintiff Shawn Schubert re-alleges Paragraphs 176-180 of this Complaint.

317.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Shawn Schubert has suffered "actual

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

damages" within the meaning of ORS 166.725(7), consisting of $_________ for economic damages, and $10,000.00 for non-economic damages for mental distress and anxiety, the exact amount to be determined at trial. Plaintiff Shawn Schubert's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's submission of the Plaintiff's fraudulently altered Kelly Blue Book "book out" sheet, falsely inflated by $2,560.00, to Defendant Ford Motor Credit, caused the Plaintiffs' foreseeable subsequent inability to afford the monthly installment payments to Defendant Ford Motor Credit for the purchase of a 1998 Honda Civic from the Defendant Lithia Honda. Subsequent to the subject transaction, Plaintiff, being unable to afford the monthly installment payments to Defendant Ford Motor Credit for the 1998 Honda Civic, attempted to trade the vehicle in order to obtain another vehicle with lower monthly payments. However, for several months Plaintiff was unable to trade the subject vehicle due to the excessive amount he allegedly owed on it to Defendant Ford Motor Credit. Approximately ten months after Plaintiff's purchase of the 1998 Honda Civic, Plaintiff, with a $3,500.00 down payment, was finally able to trade out of the1998 Honda civic at another Lithia store, Saturn of Southwest Oregon, Medford, Oregon. Plaintiff alleges that the remaining negative trade equity (approximately $1,500.00 after the application of his sizeable down payment) from the 1998 Honda Civic, was "rolled" into the retail installment contract by the Saturn dealership's method of increasing the trade allowance for the 1998 Honda Civic, while at the same time increasing the sales price for the Saturn vehicle plaintiff purchased from Saturn of Southwest Oregon. Further, in order to trade the 1998 Honda Civic, Plaintiff was required to enter into a retail installment contract with Saturn of Southwest Oregon at an interest rate in excess of the interest rate he had allegedly contracted for with the 1998 Honda Civic in order to extend the term of the loan to 72 months, so that Plaintiff's monthly car payment would be lower than that of the 1998 Honda Civic. Eventually, due to Plaintiff's continued financial instability

caused by the subject transaction at issue in this case, Plaintiff's Saturn vehicle was repossessed. Plaintiff is now on the verge of filing a petition for bankruptcy relief. Plaintiff alleges that he suffered depression, mood swings, and anxiety as a result of the subject transaction at issue in this case. Further, Plaintiff alleges that as a direct result of his financial difficulties and the ensuing emotional distress arising out of the subject transaction, he and his spouse suffered from marital discord, which discord eventually led to a divorce, exacerbating Plaintiff's anxiety and humiliation and emotional distress.

318.

Pursuant to ORS 166.725(7), Plaintiff Shawn Schubert is entitled to recover treble the amount of his "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $________ under this claim for relief, the exact amount to be determined at trial.

319.

Pursuant to ORS 166.725(7), Plaintiff Shawn Schubert is also entitled to recover his reasonable attorney fees and costs incurred in this action.

320.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Shawn Schubert is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Forty-Fourth Claim for Relief

(Claim of Kenneth R. Smith)

321.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3335

Plaintiff Kenneth R. Smith re-alleges Paragraphs 1 through 22 of this Complaint.

322.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 157 and 158 of his federal RICO Act violation claim alleged in this Complaint.

323.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 176-180 of this Complaint.

324.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Kenneth R. Smith has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $4,346.00 for economic damages, and $10,000.00 for non-economic damages for mental distress and anxiety. Plaintiff Kenneth R. Smith's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: the facsimile submission to Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet, falsely inflated by $3,340.00, by Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, has caused the Plaintiff to suffer from anxiety and humiliation.

325.

Pursuant to ORS 166.725(7), Plaintiff Kenneth R.Smith is entitled to recover treble the amount of his "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $43,038.00 under this claim for relief.

326.

Pursuant to ORS 166.725(7), Plaintiff Kenneth R. Smith is also entitled to recover his reasonable attorney fees and costs incurred in this action.

327.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Kenneth R. Smith is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future.

Forty-Fifth Claim for Relief

(Claim of J. Annette Strain and Marvin Strain)

328.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 1 through 22 of this Complaint.

329.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 103, 104, and 105 of their federal RICO Act violation claim alleged in this Complaint.

330.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 176-180 of this Complaint.

331.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiffs J. Annette Strain and Marvin Strain have suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $________ for economic damages, and $25,000.00 for non-economic damages for mental distress, anxiety and humiliation, the exact amount to be determined at trial. Plaintiffs J. Annette and Marvin Strain's non-economic damages under this claim arose out of the following

circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's above described violations of Oregon RICO Act: Defendant Lithia Volkswagen's submission of the Plaintiffs' fraudulently altered credit application, reporting a monthly income falsely inflated by $2,700.00, and a Kelly Blue Book "book out" sheet, falsely inflated by $465.00, to Defendant Volkswagen Credit, caused the Plaintiffs' foreseeable subsequent financial stresses in connection with the purchase and subsequent disposition of a 1999 Volkswagen New Beetle from the Defendant Lithia Volkswagen. As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen's above described violations of Oregon's RICO Act, Plaintiffs J. Annette Strain and Marvin Strain have suffered from humiliation and anxiety.

332.

Pursuant to ORS 166.725(7), Plaintiffs J. Annette Strain and Marvin Strain are entitled to recover treble the amount of their "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, or $________ under this claim for relief, the exact amount to be determined at trial.

333.

Pursuant to ORS 166.725(7), Plaintiffs J. Annette Strain and Marvin Strain are also entitled to recover their reasonable attorney fees and costs incurred in this action.

334.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiffs J. Annette Strain and Marvin Strain are thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Volkswagen in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

wrongful and illegal actions and conduct in the future.

Forty-Sixth Claim for Relief

(Claim of Sherri L. Stratton)

335.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 1 through 22 of this Complaint.

336.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 171 and 172 of her federal RICO Act violation claim alleged in this Complaint.

337.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 176-180 of this Complaint.

338.

As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Kenneth R. Smith has suffered "actual damages" within the meaning of ORS 166.725(7), consisting of $1,460.00 for economic damages, and $16,000.00 for non-economic damages for mental distress and anxiety. Plaintiff Sherri L. Stratton's non-economic damages under this claim arose out of the following circumstances or conditions caused by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's above described violations of Oregon RICO Act: the facsimile submission to Defendant Ford Motor Credit of a Kelly Blue Book "book out" sheet, falsely inflated by $1,035.00, by Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their authorized employees and agents, has caused the Plaintiffs' foreseeable subsequent financial stresses in connection with the purchase and subsequent disposition of a 1999 Chevrolet Malibu from the Defendant Lithia Honda. Subsequent to Plaintiff's purchase of the subject vehicle from Defendant Lithia Honda, Plaintiff was required to resort to the use of her credit cards to help meet her and her daughter's basic living needs. In an effort to mitigate her financial situation and to obtain a lower monthly car payment, Plaintiff refinanced the

G. JEFFERSON CAMPBELL, JR., P.C.

subject vehicle through Rogue Federal Credit Union. At the time of the refinancing, Plaintiff was informed by a Rogue Federal Credit Union loan agent that she was in a negative equity position in the amount of $1,677.00. Plaintiff was forced to borrow this $1,677.00 on a separate loan agreement in order to qualify for the refinancing she sought, to be used as a down payment toward the vehicle refinancing. As a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Honda's above described violations of Oregon's RICO Act, Plaintiff Sherri L. Stratton has suffered from humiliation and anxiety.

339.

Pursuant to ORS 166.725(7), Plaintiff Sherri L. Stratton is entitled to recover treble the amount of her "actual damages" against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, or $52,380.00 under this claim for relief.

340.

Pursuant to ORS 166.725(7), Plaintiff Sherri L. Stratton is also entitled to recover her reasonable attorney fees and costs incurred in this action.

341.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others. Plaintiff Sherri L. Stratton is thus further entitled to recover punitive damages under this claim for relief against these Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Honda in the amount of $500,000.00, pursuant to ORS 166.725(7), in order to deter such wrongful and illegal actions and conduct in the future

GENERAL FACTUAL ALLEGATIONS COMMON TO
OREGON UNLAWFUL TRADE PRACTICES ACT VIOLATION CLAIMS

342.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

The following claims for relief are on behalf of each of the Plaintiffs individually and allege claims against the Defendants Lithia Motors, Lithia Volkswagen, Lithia Honda, and Lithia Support Services, for violations of the Oregon Unlawful Trade Practices Act ("Oregon UTPA"), ORS 646.605, et seq.

343.

Each of the Plaintiffs in the following Oregon UTPA violation claims for relief have standing to bring their respective claims as a person(s) who suffered an ascertainable loss of money or property, real or personal, as a result of the wilful use or employment by the Defendants Lithia Motors, Lithia Volkswagen, Lithia Honda, and Lithia Support Services of a method, act or practice declared unlawful by ORS 646.608 or 646.648 of the UTPA, as alleged in the following claims for relief for violations of the Oregon UTPA.

344.

The above and following described activities of the Defendants Lithia Motors, Lithia Support Services, Lithia Honda and Lithia Volkswagen, and each of them, by and through their authorized agents and employees, with regard to the Plaintiffs claims under the Oregon UTPA were all undertaken within the course of the business of the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda.

//

345.

The vehicles purchased or leased by each of the Plaintiffs in the following Oregon UTPA violation claims were or could have been obtained primarily for personal family or household purposes.

346.

In connection with several of the transactions involving the Plaintiffs in the following Oregon UTPA violation claims, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, by and through their authorized agents and employees, made

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

representations with regard to the subject vehicles being purchased or leased, with regard to the credit availability and the nature of the transaction and obligation being incurred by these Plaintiffs, and the offering price for the vehicles, including:

a. That each of the Plaintiffs and each of the vehicles described in the following transactions had qualified for a loan or lease financing and would be financed by a qualified and reputable lender or financial institution purchasing the retail installment contract or consumer lease being used in the transaction, based upon the terms and at the retail sales or lease price and amount financed or lease capitalization amount set forth in the retail installment contract or consumer lease for the purchase or lease of the vehicle signed by each of the Plaintiffs; and

b. That information obtained from the Plaintiffs in the following transactions and set forth on each of these Plaintiff's credit applications for financing of the purchase and lease of each such vehicle signed by each of these Plaintiffs would not be altered, forged, or contain incorrect and fraudulent information on the income or other creditworthiness factors inserted on such credit applications without the knowledge or consent of these Plaintiffs.

In addition to the foregoing representations made in the following transactions involving the Plaintiffs, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, by and through their authorized agents and employees, failed to disclose to these Plaintiffs that in order to obtain financing from lenders or financial institutions for the cash sales price and the amount financed under the retail installment contract or for the amount capitalized under the consumer lease involved in each of these subject transactions, that the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda had caused the stated income on the credit applications of these Plaintiffs or other information affecting the creditworthiness and eligibility for financing of the purchase or lease of the vehicle involved, to be altered, forged, or fraudulently misrepresented, or that these Defendants, by and

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

through their authorized agents and employees, had caused these Plaintiffs to sign credit applications that were only partially completed or in blank and upon which partially completed or blank applications these Defendants had inserted false information on the income or other information affecting the creditworthiness and eligibility for financing of the purchase or lease of the vehicles involved. By failing to so disclose such material facts concerning the credit availability or the nature of the transaction or obligation incurred, or the concerning the offering price of the vehicles being purchased or leased, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda represented that no such fraudulent conduct with regard to the Plaintiffs' credit applications had been engaged in by these Defendants' authorized agents and employees.

The above described misrepresentations concerning or related to the credit applications obtained from the Plaintiffs and submitted to lenders or financial institutions financing the purchase or lease transactions of the Plaintiffs are sometimes referred to in the following UTPA claims as the "illegal and fraudulent credit application misrepresentations." The particular Plaintiffs asserting claims under the Oregon UTPA related to such illegal and fraudulent credit application misrepresentations include: Plaintiffs Robert Allen and Sherry Allen; Victoria Castner; Manuel Castro; Liliana Combs; Cristy Matchett, fka Cristy Davis; Ericka Doran; Theresa A. Jensen; Heather Krehbiel; Jon Marshall and Heather Marshall; Paul Mundy; Jimmie Roberts and Linda Roberts; Josefina Samano; Fred Schnaible and Debbie Schnaible; and J. Annette Strain and Marvin Strain.

347.

In several of the following claims by the Plaintiffs arising under the Oregon UTPA, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, by and through their authorized agents and employees, made representations with regard to the subject used vehicles being purchased, with regard to the credit availability and the nature of the transaction and obligation being incurred by these Plaintiffs, and the offering price for the used

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 356
MEDFORD, OR

vehicles being purchased, including representations that information on the make, condition, accessories, and other features of the used vehicles being purchased or leased by the Plaintiffs were being accurately conveyed to the lenders or financial institutions financing the purchase of these vehicles, so that the vehicle being purchased would qualify for a loan based upon the sales price and amount financed indicated on the retail installment contract for the purchase of the used vehicle. In addition to the foregoing representations made in several of the following transactions involving the Plaintiffs, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, by and through their authorized agents and employees, failed to disclose to these Plaintiffs that in order to obtain financing from lenders or financial institutions for the cash sales price and the amount financed under the retail installment contract for the used vehicle involved in each of these subject transactions, that the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda had set forth fraudulent and misleading information to the lenders and financial institutions financing the transaction and purchasing the retail installment contract concerning the model, accessories, or other features of the vehicles being sold on a Kelly Blue Book "bookout sheets" submitted to these lenders or financial institutions, including the listing of accessories which did not exist on the used vehicle being sold, which fraudulent and misleading information falsely increased the fair market retail value and amount financed for the vehicle in order to qualify the vehicle for financing at the inflated cash sales price stated on the retail installment contract involved in the transaction. The agents and representatives of the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, to the contrary, affirmatively represented that the Plaintiffs were getting a good price and deal on the purchase of the subject vehicle. By failing to so disclose such material facts concerning the credit availability or the nature of the transaction or obligation incurred, or the concerning the offering price of the vehicles being purchased or leased, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda represented that no such fraudulent conduct with regard to the information on the collateral and

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3

used vehicle purchased had been engaged in by these Defendants' authorized agents and employees.

The above described misrepresentations concerning or related to the collateral information on the used vehicles being purchased and submitted to lenders or financial institutions financing the purchase of the used vehicles being purchased by these Plaintiffs are sometimes referred to in the following UTPA claims as the "illegal and fraudulent collateral information misrepresentations" or "Kelly Blue Book bookout sheet misrepresentations." Plaintiffs asserting claims under the Oregon UTPA related to such illegal and fraudulent collateral information misrepresentations include: Plaintiffs Robert Allen and Sherry Allen; Salvador Angel; Troy Bernhardt; David Buck and Darlene Buck; Roger Franck; Heather Krehbiel; Jon Marshall and Heather Marshall; Mark A. Nelson; Valerie Sakraida and Jeffrey Sakraida; Josefina Samano; Fred Schnaible and Debbie Schnaible; Shawn Schubert; Kenneth R. Smith; J. Annette Strain and Marvin Strain; and Sherri L. Stratton.

348.

In connection with several of the transactions involving the Plaintiffs in the following Oregon UTPA violation claims, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, by and through their authorized agents and employees, made representations with regard to the subject vehicles being purchased or leased, as to the credit availability and the nature of the transaction and obligation being incurred by these Plaintiffs, and the offering price for the vehicles, by failing to disclose to the Plaintiffs involved in these transactions that the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, by and through their authorized agents and employees, were obtaining a kickback or "dealer reserve" upon the financing of the subject vehicles through a retail installment contract or consumer lease. Upon transactions involving a vehicle financed under a retail installment contract, this kickback or "dealer reserve" was a percentage (normally around 75%) between the amount of the interest rate or APR stated on the retail installment contract that the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

consumer agreed to pay on the amount financed (the so-called "sell rate") and the interest rate or APR that the lender or financial institution would purchase the retail installment contract for on the amount financed (the so-called "buy rate"). Upon transactions involving consumer leases of vehicles, this kickback or "dealer reserve" was a percentage (normally around 75%) between the money factor under the consumer lease that the lessee-consumer agreed to pay on the capitalized cost for the lease of the vehicle shown on the consumer lease, which money factor was never disclosed to the lessee-consumer (the so-called "money factor sell rate") and the money factor on the capitalized cost under the consumer lease that the lender or financial institution would purchase the consumer lease for on the capitalized cost (the so-called "money factor buy rate"). The kickback or "dealer reserve" obtained on the financing of the subject vehicles was a material term of the transaction between these Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, and the failure to disclose the existence of such a material term constituted a representation by these Defendants, by and through their authorized agents and employees, that no such hidden kickback or "dealer reserve" was being charged to these Plaintiffs. Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, to the contrary, by and through their authorized agents and representative, normally falsely represented to these Plaintiffs that the interest rate on the retail installment contract or the financing rates on the consumer leases were the best that could be obtained for these Plaintiffs, or were the best available on the market for the vehicle being purchased or leased.

The above described misrepresentations concerning or related to the kickbacks or "dealer reserves" obtained upon the financing of vehicles under retail installment contracts or consumer leases by the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda by these Plaintiffs are sometimes referred to in the following UTPA claims as the "kickback or dealer reserve misrepresentations." Plaintiffs asserting claims under the Oregon UTPA related to such kickback or dealer reserve misrepresentations include: Plaintiffs Robert

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

Allen and Sherry Allen; Salvador Angel; Troy Bernhardt; David Buck and Darlene Buck; Victoria Castner; Manuel Castro; Liliana Combs; Cristy Matchett, formerly Cristy Davis; Ericka Doran; Roger Franck; Heather Krehbiel; Jon Marshall and Heather Marshall; Paul Mundy; Jimmie Roberts and Linda Roberts; Valerie Sakraida and Jeffrey Sakraida; Josefina Samano; Fred Schnaible and Debbie Schnaible; Shawn Schubert; and Sherri L. Stratton.

349.

The illegal and fraudulent credit application misrepresentations, the illegal and fraudulent collateral information misrepresentations, and the kickback and dealer reserve misrepresentations, as to credit availability, the nature of the transaction and obligation incurred, or the sales price for the vehicles involved, as alleged hereinabove, constituted "representations" under ORS 646.608(1), pursuant to ORS 636.608(2), for purposes of the Oregon UTPA.

350.

In connection with each of the transactions set forth in the following UTPA claims by the Plaintiffs, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, engaged in one or more of the following unlawful trade practices under the Oregon Unlawful Trade Practices Act, ORS 646.605, et seq., to-wit:

a. In violation of ORS 646.608(1), made false or misleading representations concerning credit availability or the nature of the transaction or obligation occurred, by making the illegal and fraudulent credit application misrepresentations, the illegal and fraudulent collateral information misrepresentations, and the kickback and dealer reserve misrepresentations in each such transaction; and

d. In violation of ORS 646.608(1)(s), made false or misleading representations of fact concerning the offering price of the vehicle, by making illegal and fraudulent credit application misrepresentations, the illegal and fraudulent collateral information misrepresentations, and the kickback and dealer reserve misrepresentations in each such transaction.

351.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

The acts and omissions of the Defendant Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, by and through their agents and employees, as alleged in the following UTPA claims for relief by each of the Plaintiffs, constituted willful violations of each of the above described unlawful trade practices, in that the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, by and through its authorized agents and employees, knew or should have known that their conduct was a violation of the UTPA.

352.

Each of the Plaintiffs in the following Oregon UTPA claims did not reasonably discover the unlawful method, act or practice giving their particular claim for relief under the UTPA until within one year of the commencement of this action.

353.

As a direct and proximate result of the willful violations of the Oregon UTPA alleged in the following Oregon UTPA claims for relief, each of the Plaintiffs have suffered an ascertainable loss of money or property. Plaintiffs are thus entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, jointly and severally, for their respective actual damages, in an amount alleged in each of their claims or to be established at trial, or $200 for each of the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

354.

Plaintiffs have been required to retain an attorney to pursue their claims in this action. Plaintiffs are entitled to recover their costs and reasonable attorney fees incurred herein, pursuant to ORS 646.638(3).

355.

In undertaking the wrongful and illegal actions and conduct alleged in the following Oregon UTPA claims for relief, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda acted with malice or showed a reckless and outrageous

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others, including each of the Plaintiffs, as a retail consumer purchaser or lessee from the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda. Each of the Plaintiffs are thus entitled to recover punitive damages under their respective claims for relief against the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda in the amount of $500,000.00, in order to deter such fraudulent acts and conduct in the future by these Defendants.

Forty-Seventh Claim for Relief

(Claim of Robert Allen and Sherry Allen)

356.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiffs' purchase of the 1996 Saturn SL1.

357.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 1 through 22 of this Complaint.

358.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 24, 25 and 26 of their federal RICO Act violation claim alleged in this Complaint.

359.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 342-355 of this Complaint.

360.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

for relief, the Plaintiffs have suffered an ascertainable loss of money or property. Plaintiffs are entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for their actual damages of $___________, the amount to be established at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

361.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

//

//

//

Forty-Eighth Claim for Relief

(Claim of Salvador Angel)

362.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiff's purchase of the 1989 Toyota 4WD short bed pickup.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

363.

Plaintiff Salvador Angel re-alleges Paragraphs 1 through 22 of this Complaint.

364.

Plaintiff Salvador Angel re-alleges Paragraphs 32 and 33 of his federal RICO Act violation claim alleged in this Complaint.

365.

Plaintiff Salvador Angel re-alleges Paragraphs 342-345, and 347-355 of this Complaint.

366.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for his actual damages of $1,047.00, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

367.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Forty-Ninth Claim for Relief

(Claim of Troy Bernhardt)

368.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-5678

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiff's purchase of the 1997 Chevrolet S10 pickup.

369.

Plaintiff Troy Bernhardt re-alleges Paragraphs 1 through 22 of this Complaint.

370.

Plaintiff Troy Bernhardt re-alleges Paragraphs 38 and 39 of his federal RICO Act violation claim alleged in this Complaint.

371.

Plaintiff Troy Bernhardt re-alleges Paragraphs 342-345, and 347-355 of this Complaint.

372.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for his actual damages of $2,577.00, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

373.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia

Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Fiftieth Claim for Relief

(Claim of David Buck and Darlene Buck)

374.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiffs' purchase of the 1998 Pontiac Trans Sport.

375.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 1 through 22 of this Complaint.

376.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 44and 45 of their federal RICO Act violation claim alleged in this Complaint.

377.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 342-345, and 347-355 of this Complaint.

378.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiffs have suffered an ascertainable loss of money or property. Plaintiffs are entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for their actual damages of $3,030.00, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

379.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Fifty-First Claim for Relief

(Claim of Victoria Castner)

380.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, to obtain financing on the Plaintiff's purchase of the 1995 Dodge Highline.

//

381.

Plaintiff Victoria Castner re-alleges Paragraphs 1 through 22 of this Complaint.

382.

Plaintiff Victoria Castner re-alleges Paragraphs 50 and 51 of her federal RICO Act violation claim alleged in this Complaint.

383.

Plaintiff Victoria Castner re-alleges Paragraphs 342-346 and 348-355 of this Complaint.

384.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for her actual damages of $10,336.00, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

385.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

//

//

//

Fifty-Second Claim for Relief

(Claim of Manuel Castro)

386.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, to obtain financing on the Plaintiff's lease of a 2001 Volkswagen Jetta.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

387.

Plaintiff Manuel Castro re-alleges Paragraphs 1 through 22 of this Complaint.

388.

Plaintiff Manuel Castro re-alleges Paragraphs 56 and 57 of his federal RICO Act violation claim alleged in this Complaint.

389.

Plaintiff Manuel Castro re-alleges Paragraphs 342-346 and 348-355 of this Complaint.

390.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for his actual damages of $__________, the amount to be determined at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

391.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Fifty-Third Claim for Relief

(Claim of Liliana Combs)

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 896

392.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, to obtain financing on the Plaintiff's lease of a 2001 Volkswagen Jetta.

393.

Plaintiff Liliana Combs re-alleges Paragraphs 1 through 22 of this Complaint.

394.

Plaintiff Liliana Combs re-alleges Paragraphs 62 and 63 of her federal RICO Act violation claim alleged in this Complaint.

395.

Plaintiff Liliana Combs re-alleges Paragraphs 342-346 and 348-355 of this Complaint.

396.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for her actual damages of $20,859.51, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

397.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Fifty-Fourth Claim for Relief

(Claim of Cristy Matchett, formerly Cristy Davis)

398.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, to obtain financing on the Plaintiffs' attempted purchase of the 2000 Isuzu Rodeo.

399.

Plaintiff Cristy Matchett, formerly Cristy Davis, re-alleges Paragraphs 1 through 22 of this Complaint.

400.

Plaintiff Cristy Matchett, formerly Cristy Davis re-alleges Paragraphs 68-72 of her federal RICO Act violation claim alleged in this Complaint.

//

401.

Plaintiff Cristy Matchett, formerly Cristy Davis re-alleges Paragraphs 342-346 and 348-355 of this Complaint.

402.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for her actual damages of $733.29, or $200 for the alleged

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
FAX (541) 776-3306

unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

403.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Fifty-Fifth Claim for Relief

(Claim of Ericka Doran)

404.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, to obtain financing on the Plaintiff's lease of a 2001 Volkswagen Jetta.

405.

Plaintiff Ericka Doran re-alleges Paragraphs 1 through 22 of this Complaint.

406.

Plaintiff Ericka Doran re-alleges Paragraphs 77 and 78 of her federal RICO Act violation claim alleged in this Complaint.

407.

Plaintiff Ericka Doran re-alleges Paragraphs 342-346 and 348-355 of this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

408.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for her actual damages of $20,657.10, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

409.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

//

//

Fifty-Sixth Claim for Relief

(Claim of Roger Franck)

410.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiff's purchase of the 1997 Saturn SL1.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR

411.

Plaintiff Roger Franck re-alleges Paragraphs 1 through 22 of this Complaint.

412.

Plaintiff Roger Franck re-alleges Paragraphs 83 and 84 of his federal RICO Act violation claim alleged in this Complaint.

413.

Plaintiff Roger Franck re-alleges Paragraphs 342-345, and 347-355 of this Complaint.

414.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for his actual damages of $1,106.00, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

415.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Fifty-Seventh Claim for Relief

(Claim of Theresa A. Jensen)

416.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3828

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, to obtain financing on the Plaintiff's lease of a 2001 Volkswagen Jetta.

417.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 1 through 22 of this Complaint.

418.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 89 and 90 of her federal RICO Act violation claim alleged in this Complaint.

419.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 342-346 and 349-355 of this Complaint.

420.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for her actual damages of $__________, the amount to be determined at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

421.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Fifty-Eighth Claim for Relief

(Claim of Heather Krehbiel)

422.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiffs' purchase of the 1999 Isuzu Rodeo SUV and the 1999 Chevrolet Monte Carlo.

423.

Plaintiff Heather Krehbiel re-alleges Paragraphs 1 through 22 of this Complaint.

424.

Plaintiff Heather Krehbiel re-alleges Paragraphs 95-99 of her federal RICO Act violation claim alleged in this Complaint.

425.

Plaintiff Heather Krehbiel re-alleges Paragraphs 342-355 of this Complaint.

426.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for her actual damages of $____________, the amount to be established at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

427.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Fifty-Ninth Claim for Relief

(Claim of Jon Marshall and Heather Marshall)

428.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, to obtain financing on the Plaintiffs' purchase of the 1996 Jeep Cherokee.

429.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 1 through 22 of this Complaint.

430.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 103-105 of their federal RICO Act violation claim alleged in this Complaint.

431.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 342-355 of this

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Complaint.

432.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiffs have suffered an ascertainable loss of money or property. Plaintiffs are entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for their actual damages of $___________, the amount to be established at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

433.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Sixtieth Claim for Relief

(Claim of Paul Mundy)

434.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, to obtain financing on the Plaintiff's lease of a 2001 Volkswagen Golf.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

435.

Plaintiff Paul Mundy re-alleges Paragraphs 1 through 22 of this Complaint.

436.

Plaintiff Paul Mundy re-alleges Paragraphs 111 and 112 of his federal RICO Act violation claim alleged in this Complaint.

437.

Plaintiff Paul Mundy re-alleges Paragraphs 342-346 and 348-355 of this Complaint.

438.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for his actual damages of $________, the amount to be determined at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

439.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Sixty-First Claim for Relief

(Claim of Mark A. Nelson)

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 4006

440.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent collateral information misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiff's purchase of the 1998 Volkswagen Jetta.

441.

Plaintiff Mark A. Nelson re-alleges Paragraphs 1 through 22 of this Complaint.

442.

Plaintiff Mark A. Nelson re-alleges Paragraphs 117 and 118 of his federal RICO Act violation claim alleged in this Complaint.

443.

Plaintiff Mark A. Nelson re-alleges Paragraphs 342-345, and 347, and 349-355 of this Complaint.

444.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for his actual damages of $6,724.00, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

445.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Sixty-Second Claim for Relief

(Claim of Jimmie Roberts and Linda Roberts)

446.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, to obtain financing on the Plaintiff's lease of a 2001 Volkswagen Jetta.

447.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 1 through 22 of this Complaint.

448.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 123 and 124 of their federal RICO Act violation claim alleged in this Complaint.

449.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 342-346 and 348-355 of this Complaint.

450.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiffs have suffered an ascertainable loss of money or property. Plaintiffs are entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for their actual damages of $_________, the amount to be

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

determined at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

451.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Sixty-Third Claim for Relief

(Claim of Valerie Sakraida and Jeffrey Sakraida)

452.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiffs' purchase of the 1995 Mercury Villager.

453.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 1 through 22 of this Complaint.

454.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 129 and 130 of their federal RICO Act violation claim alleged in this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3728

455.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 342-345, and 347-355 of this Complaint.

456.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiffs have suffered an ascertainable loss of money or property. Plaintiffs are entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for their actual damages of $5,081.00, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

457.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Sixty-Fourth Claim for Relief

(Claim of Josefina Samano)

458.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Support Services and Lithia Honda, to obtain financing on the Plaintiff's purchase of the 2000 Dodge Neon.

459.

Plaintiff Josefina Samano re-alleges Paragraphs 1 through 22 of this Complaint.

460.

Plaintiff Josefina Samano re-alleges Paragraphs 135-137 of her federal RICO Act violation claim alleged in this Complaint.

461.

Plaintiff Josefina Samano re-alleges Paragraphs 342-355 of this Complaint.

462.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for her actual damages of $____________, the amount to be established at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

463.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

Sixty-Fifth Claim for Relief

(Claim of Fred Schnaible and Debbie Schnaible)

464.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations, illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiffs' purchase of the 1994 Ford Explorer.

465.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 1 through 22 of this Complaint.

466.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 143-145 of their federal RICO Act violation claim alleged in this Complaint.

467.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 342-355 of this Complaint.

468.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiffs have suffered an ascertainable loss of money or property. Plaintiffs are entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for their actual damages of $___________, the amount to be established at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

469.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR
P.O. Box

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Sixty-Sixth Claim for Relief

(Claim of Shawn Schubert)

470.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiff's purchase of the 1998 Honda Civic.

//

471.

Plaintiff Shawn Schubert re-alleges Paragraphs 1 through 22 of this Complaint.

472.

Plaintiff Shawn Schubert re-alleges Paragraphs 151 and 152 of his federal RICO Act violation claim alleged in this Complaint.

473.

Plaintiff Shawn Schubert re-alleges Paragraphs 342-345, and 347-355 of this Complaint.

474.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3[illegible]

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for his actual damages of $__________, to be determined at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

475.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

//

//

Sixty-Seventh Claim for Relief

(Claim of Kenneth R. Smith)

476.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act (“UTPA”), ORS 646.605, <u>et seq</u>, arising out of the submission of the illegal and fraudulent collateral information misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiff's purchase of the 1998 Honda CRV.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

477.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 1 through 22 of this Complaint.

478.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 157 and 158 of his federal RICO Act violation claim alleged in this Complaint.

479.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 342-345, and 347, and 349-355 of this Complaint.

480.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for his actual damages of $4,346.00, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

481.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Sixty-Eighth Claim for Relief

(Claim of J. Annette Strain and Marvin Strain)

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. BOX

482.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent credit application misrepresentations and illegal and fraudulent collateral information misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, to obtain financing on the Plaintiffs' purchase of the 1999 Volkswagen New Beetle.

483.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 1 through 22 of this Complaint.

484.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 163-165 of their federal RICO Act violation claim alleged in this Complaint.

485.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 342-347 and 349-355 of this Complaint.

486.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiffs have suffered an ascertainable loss of money or property. Plaintiffs are entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, for their actual damages of $____________, the amount to be established at trial, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

487.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box 296

reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Sixty-Ninth Claim for Relief

(Claim of Sherri L. Stratton)

488.

This is a claim for relief is for violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, arising out of the submission of the illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, to obtain financing on the Plaintiff's purchase of the 1999 Chevrolet Malibu.

489.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 1 through 22 of this Complaint.

//

490.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 171 and 172 of her federal RICO Act violation claim alleged in this Complaint.

491.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 342-345, and 347-355 of this Complaint.

492.

As a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, for her actual damages of $1,460.00, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

493.

The unlawful trade practices engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

GENERAL FACTUAL ALLEGATIONS COMMON TO COMMON LAW FRAUD CLAIMS

494.

The following claims for relief are on behalf of each of the Plaintiffs individually and allege claims against the Defendants Lithia Motors, Lithia Volkswagen, Lithia Honda, and Lithia Support Services, for common law fraud.

495.

Each of the Plaintiffs in the following common law fraud claims for relief have standing to bring their respective claims as a person(s) who suffered damage, economic and non-economic, as a result of fraudulent conduct engaged in by the Defendants Lithia Motors, Lithia Volkswagen, Lithia Honda, and Lithia Support Services, as alleged in the following claims for relief for common law fraud.

496.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

The above and following described activities of the Defendants Lithia Motors, Lithia Support Services, Lithia Honda and Lithia Volkswagen, and each of them, by and through their authorized agents and employees, with regard to the Plaintiffs' claims for common law fraud were all undertaken within the course and scope of the agency of these agents and employees, and as part of the business of the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda.

497.

In connection with several of the transactions involving the Plaintiffs in the following common law fraud claims, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, by and through their authorized agents and employees, made representations with regard to the subject vehicles being purchased or leased, with regard to the credit availability and the nature of the transaction and obligation being incurred by these Plaintiffs, and the offering price for the vehicles, including:

a. That each of the Plaintiffs and each of the vehicles described in the following transactions had qualified for a loan or lease financing and would be financed by a qualified and reputable lender or financial institution purchasing the retail installment contract or consumer lease being used in the transaction, based upon the terms and at the retail sales or lease price and amount financed or lease capitalization amount set forth in the retail installment contract or consumer lease for the purchase or lease of the vehicle signed by each of the Plaintiffs; and

b. That information obtained from the Plaintiffs in the following transactions and set forth on each of these Plaintiff's credit applications for financing of the purchase and lease of each such vehicle signed by each of these Plaintiffs would not be altered, forged, or incorrect and would not contain fraudulent information on the income or other creditworthiness factors inserted on such credit applications without the knowledge or consent of these Plaintiffs.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

In addition to the foregoing representations made in the following transactions involving the Plaintiffs, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, by and through their authorized agents and employees, failed to disclose to these Plaintiffs that in order to obtain financing from lenders or financial institutions for the cash sales price and the amount financed under the retail installment contract or for the amount capitalized under the consumer lease involved in each of these subject transactions, that the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda had caused the stated income on the credit applications of these Plaintiffs or other information affecting the creditworthiness and eligibility for financing of the purchase or lease of the vehicle involved, to be altered, forged, or fraudulently misrepresented, or that these Defendants, by and through their authorized agents and employees, had caused these Plaintiffs to sign credit applications that were only partially completed or in blank and upon which partially completed or blank applications these Defendants had inserted false information on the income or other information affecting the creditworthiness and eligibility for financing of the purchase or lease of the vehicles involved. By failing to so disclose such material facts concerning the credit availability or the nature of the transaction or obligation incurred, or concerning the offering price of the vehicles being purchased or leased, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda represented that no such fraudulent conduct with regard to the Plaintiffs' credit applications had been engaged in by these Defendants' authorized agents and employees.

The above described misrepresentations concerning or related to the credit applications obtained from the Plaintiffs and submitted to lenders or financial institutions financing the purchase or lease transactions of the Plaintiffs are sometimes referred to in the following common law fraud claims as the "illegal and fraudulent credit application misrepresentations." The particular Plaintiffs asserting claims under common law fraud related to such illegal and fraudulent credit application misrepresentations include: Plaintiffs Robert Allen and Sherry

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box 296

Allen; Victoria Castner; Manuel Castro; Liliana Combs; Cristy Matchett, fka Cristy Davis; Ericka Doran; Theresa A. Jensen; Heather Krehbiel; Jon Marshall and Heather Marshall; Paul Mundy; Jimmie Roberts and Linda Roberts; Josefina Samano; Fred Schnaible and Debbie Schnaible; and J. Annette Strain and Marvin Strain.

498.

In several of the following claims by the Plaintiffs arising under common law fraud, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, by and through their authorized agents and employees, made representations with regard to the subject used vehicles being purchased, with regard to the credit availability and the nature of the transaction and obligation being incurred by these Plaintiffs, and the offering price for the used vehicles being purchased, including representations that information on the make, condition, accessories, and other features of the used vehicles being purchased or leased by the Plaintiffs were being accurately conveyed to the lenders or financial institutions financing the purchase of these vehicles, so that the vehicle being purchased would qualify for a loan based upon the sales price and amount financed indicated on the retail installment contract for the purchase of the used vehicle. In addition to the foregoing representations made in several of the following transactions involving the Plaintiffs, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, by and through their authorized agents and employees, failed to disclose to these Plaintiffs that in order to obtain financing from lenders or financial institutions for the cash sales price and the amount financed under the retail installment contract for the used vehicle involved in each of these subject transactions, that the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda had set forth fraudulent and misleading information to the lenders and financial institutions financing the transaction and purchasing the retail installment contract concerning the model, accessories, or other features of the vehicles being sold on a Kelly Blue Book "bookout sheets" submitted to these lenders or financial institutions, including the listing of accessories which did not exist on the used vehicle

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

being sold, which fraudulent and misleading information falsely increased the fair market retail value and amount financed for the vehicle in order to qualify the vehicle for financing at the inflated cash sales price stated on the retail installment contract involved in the transaction. The agents and representatives of the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, to the contrary, affirmatively represented that the Plaintiffs were getting a good price and deal on the purchase of the subject vehicle. By failing to so disclose such material facts concerning the credit availability or the nature of the transaction or obligation incurred, or the concerning the offering price of the vehicles being purchased or leased, the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda represented that no such fraudulent conduct with regard to the information on the collateral and used vehicle purchased had been engaged in by these Defendants' authorized agents and employees.

The above described misrepresentations concerning or related to the collateral information on the used vehicles being purchased and submitted to lenders or financial institutions financing the purchase of the used vehicles being purchased by these Plaintiffs are sometimes referred to in the following common law fraud claims as the "illegal and fraudulent collateral information misrepresentations" or "Kelly Blue Book bookout sheet misrepresentations." Plaintiffs asserting claims under the following common law fraud claims related to such illegal and fraudulent collateral information misrepresentations include: Plaintiffs Robert Allen and Sherry Allen; Salvador Angel; Troy Bernhardt; David Buck and Darlene Buck; Roger Franck; Heather Krehbiel; Jon Marshall and Heather Marshall; Mark A. Nelson; Valerie Sakraida and Jeffrey Sakraida; Josefina Samano; Fred Schnaible and Debbie Schnaible; Shawn Schubert; Kenneth R. Smith; J. Annette Strain and Marvin Strain; and Sherri L. Stratton.

499.

In connection with several of the transactions involving the Plaintiffs in the following common law fraud claims, the Defendants Lithia Motors, Lithia Support Services, Lithia

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Volkswagen, and Lithia Honda, by and through their authorized agents and employees, made representations with regard to the subject vehicles being purchased or leased, as to the credit availability and the nature of the transaction and obligation being incurred by these Plaintiffs, and the offering price for the vehicles, by failing to disclose to the Plaintiffs involved in these transactions that the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, by and through their authorized agents and employees, were obtaining a kickback or "dealer reserve" upon the financing of the subject vehicles through a retail installment contract or consumer lease. Upon transactions involving a vehicle financed under a retail installment contract, this kickback or "dealer reserve" was a percentage (normally around 75%) between the amount of the interest rate or APR stated on the retail installment contract that the consumer agreed to pay on the amount financed (the so-called "sell rate") and the interest rate or APR that the lender or financial institution would purchase the retail installment contract for on the amount financed (the so-called "buy rate"). Upon transaction involving consumer leases of vehicles, this kickback or "dealer reserve" was a percentage (normally around 75%) between the money factor under the consumer lease that the lessee-consumer agreed to pay on the capitalized cost for the lease of the vehicle shown on the consumer lease, which money factor was never disclosed to the lessee-consumer (the so-called "money factor sell rate") and the money factor on the capitalized cost under the consumer lease that the lender or financial institution would purchase the consumer lease for on the capitalized cost (the so-called "money factor buy rate"). The kickback or "dealer reserve" obtained on the financing of the subject vehicles was a material term of the transaction between these Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, and the failure to disclose the existence of such a material term constituted a representation by these Defendants, by and through their authorized agents and employees, that no such hidden kickback or "dealer reserve" was being charged to these Plaintiffs. Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, to the contrary, by and through their authorized agents and representative,

G. JEFFERSON CAMPBELL, JR., P.C.

normally falsely represented to these Plaintiffs that the interest rate on the retail installment contract or the financing rates on the consumer leases were the best that could be obtained for these Plaintiffs, or was the best available on the market for the vehicle being purchased or leased.

The above described misrepresentations concerning or related to the kickbacks or "dealer reserves" obtained upon the financing of vehicles under retail installment contracts or consumer leases by the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda by these Plaintiffs are sometimes referred to in the following common law fraud claims as the "kickback or dealer reserve misrepresentations." Plaintiffs asserting claims under the following common law fraud claims related to such kickback or dealer reserve misrepresentations include: Plaintiffs Robert Allen and Sherry Allen; Salvador Angel; Troy Bernhardt; David Buck and Darlene Buck; Victoria Castner; Manuel Castro; Liliana Combs; Cristy Matchett, formerly Cristy Davis; Ericka Doran; Roger Franck; Heather Krehbiel; Jon Marshall and Heather Marshall; Paul Mundy; Jimmie Roberts and Linda Roberts; Valerie Sakraida and Jeffrey Sakraida; Josefina Samano; Fred Schnaible and Debbie Schnaible; Shawn Schubert; and Sherri L. Stratton.

500.

The illegal and fraudulent credit application misrepresentations, the illegal and fraudulent collateral information misrepresentations, and the kickback and dealer reserve misrepresentations, as to credit availability, the nature of the transaction and obligation incurred, or the sales price for the vehicles involved, as alleged hereinabove, all constituted "representations" with regard to the following common law fraud claims.

501.

In connection with each of the transactions set forth in the following common law fraud claims, the above described material facts and representations were false.

502.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

At the time of the failure to disclose the existence of the above described material facts and the representations by the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, by and through their authorized agents and employees, to the following Plaintiffs alleging common law fraud claims, these entities either knew that these representations were false, or knew that they were without sufficient information to form an understanding as to the truth or falsity of the representations, but proceeded to make the representations on the basis that they were true.

503.

Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, by and through the acts and omissions of their employees and agents, made the above described representations to the following Plaintiffs alleging common law fraud claims, so that these Plaintiffs would purchase the vehicles being purchased or lease the vehicles being leased in the following described transactions for the inflated cash sales price and amount financed set forth on the retail installment contract for the purchase transaction, or for the financed amount of the capitalization cost on the consumer lease for the lease transaction, so that financing could be obtained for the vehicle at this inflated and false retail price and amount financed indicated on the retail installment contract, or for the amount of the financed capitalization cost on the consumer lease.

504.

The Plaintiffs in each of the transactions alleged in the following common law fraud claims reasonably relied on the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, to disclose the above described material facts and the above described representations in deciding to purchase the vehicles being purchased or the vehicles being leased in each of such transactions.

505.

The Plaintiffs in each of the transactions alleged in the following common law fraud

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3126

claims had a right to rely on Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda's representations, including the failure to disclose the above described material facts and representations, in their purchase of the vehicles being purchased or the vehicles being leased in each of such transactions.

506.

In undertaking the wrongful and illegal actions and conduct alleged in the following common law fraud claims, Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda acted with malice or showed a reckless and outrageous indifference to a highly unreasonable risk of harm and acted with a conscious indifference to the health, safety and welfare of others, including the Plaintiffs alleging the following common law fraud claims, as a retail consumer purchaser or lessee from the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda. Each of these Plaintiffs alleging the following common law fraud claims are entitled to recover punitive damages under these common law fraud claims against the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen, and Lithia Honda, in the amount of $500,000.00, in order to deter such fraudulent acts and conduct in the future by these Defendants.

//

//

Seventieth Claim for Relief

(Claim of Robert Allen and Sherry Allen)

507.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent credit application misrepresentations, illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations.

508.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 1 through 22 of this Complaint.

509.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 24-26 of their federal RICO Act violation claim alleged in this Complaint.

510.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraph 184 of their Oregon RICO Act violation claim alleged in this Complaint.

511.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 494-506 of this Complaint.

512.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiffs have been damaged economically in the amount of $_________, the amount to be determined at trial. In addition, Plaintiffs have suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda alleged in this claim for relief, and have incurred additional non-economic damages in the amount of $250,000.00.

//

513.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 1236

Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Seventy-First Claim for Relief

(Claim of Salvador Angel)

514.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations.

515.

Plaintiff Salvador Angel re-alleges Paragraphs 1 through 22 of this Complaint.

516.

Plaintiff Salvador Angel re-alleges Paragraphs 32-33 of his federal RICO Act violation claim alleged in this Complaint.

517.

Plaintiff Salvador Angel re-alleges Paragraph 191 of his Oregon RICO Act violation claim alleged in this Complaint.

518.

Plaintiff Salvador Angel re-alleges Paragraphs 494-496 and 498-506 of this Complaint.

519.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiff has been damaged economically in the amount of $3,141.00. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda alleged in this claim for relief, and have incurred additional non-economic damages in the amount of $150,000.00.

520.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Seventy-Second Claim for Relief

(Claim of Troy Bernhardt)

521.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent collateral information misrepresentations and kickback or dealer reserve misrepresentations.

522.

Plaintiff Troy Bernhardt re-alleges Paragraphs 1 through 22 of this Complaint.

//

523.

Plaintiff Troy Bernhardt re-alleges Paragraphs 38-39 of his federal RICO Act violation claim alleged in this Complaint.

524.

Plaintiff Troy Bernhardt re-alleges Paragraph 198 of his Oregon RICO Act violation claim alleged in this Complaint.

525.

Plaintiff Troy Bernhardt re-alleges Paragraphs 494-496 and 498-506 of this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

526.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiff has been damaged economically in the amount of $2,577.00. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $200,000.00.

527.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

//

Seventy-Third Claim for Relief

(Claim of David Buck and Darlene Buck)

528.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent collateral information misrepresentations and kickback or dealer reserve misrepresentations.

529.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 1 through 22 of this

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box

Complaint.

530.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 44-45 of their federal RICO Act violation claim alleged in this Complaint.

531.

Plaintiffs David Buck and Darlene Buck re-allege Paragraph 205 of their Oregon RICO Act violation claim alleged in this Complaint.

532.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 494-496 and 498-506 of this Complaint.

533.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's fraudulent actions, Plaintiffs have been damaged economically in the amount of $3,030.00. In addition, Plaintiffs have suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and have incurred additional non-economic damages in the amount of $100,000.00.

//

534.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Seventy-Fourth Claim for Relief

(Claim of Victoria Castner)

535.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent credit application misrepresentations and kickback or dealer reserve misrepresentations.

536.

Plaintiff Victoria Castner re-alleges Paragraphs 1 through 22 of this Complaint.

537.

Plaintiff Victoria Castner re-alleges Paragraphs 50-51 of her federal RICO Act violation claim alleged in this Complaint.

538.

Plaintiff Victoria Castner re-alleges Paragraph 212 of her Oregon RICO Act violation claim alleged in this Complaint.

//

539.

Plaintiff Victoria Castner re-alleges Paragraphs 494-497 and 499-506 of this Complaint.

540.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's fraudulent actions, Plaintiff has been damaged economically in the amount of $10,336.00. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $10,000.00.

G. JEFFERSON CAMPBELL, JR., P.C.

541.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Seventy-Fifth Claim for Relief

(Claim of Manuel Castro)

542.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent credit application misrepresentations and kickback or dealer reserve misrepresentations.

543.

Plaintiff Manuel Castro re-alleges Paragraphs 1 through 22 of this Complaint.

544.

Plaintiff Manuel Castro re-alleges Paragraphs 56-57 of his federal RICO Act violation claim alleged in this Complaint.

545.

Plaintiff Manuel Castro re-alleges Paragraph 219 of his Oregon RICO Act violation claim alleged in this Complaint.

546.

Plaintiff Manuel Castro re-alleges Paragraphs 494-497 and 499-506 of this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

547.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's fraudulent actions, Plaintiff has been damaged economically in the amount of $________, the amount to be determined at trial. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $150,000.00.

548.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Seventy-Sixth Claim for Relief

(Claim of Liliana Combs)

549.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent credit application misrepresentations and kickback or dealer reserve misrepresentations.

550.

Plaintiff Liliana Combs re-alleges Paragraphs 1 through 22 of this Complaint.

551.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3236

Plaintiff Liliana Combs re-alleges Paragraphs 62-63 of her federal RICO Act violation claim alleged in this Complaint.

552.

Plaintiff Liliana Combs re-alleges Paragraph 226 of her Oregon RICO Act violation claim alleged in this Complaint.

553.

Plaintiff Liliana Combs re-alleges Paragraphs 494-497 and 499-506 of this Complaint.

554.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's fraudulent actions, Plaintiff has been damaged economically in the amount of $20,859.51. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $200,000.00.

//

555.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Seventy-Seventh Claim for Relief

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box

(Claim of Cristy Matchett, formerly Cristy Davis)

556.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent credit application misrepresentations and kickback or dealer reserve misrepresentations.

557.

Plaintiff Cristy Matchett, formerly Cristy Davis re-alleges Paragraphs 1 through 22 of this Complaint.

558.

Plaintiff Cristy Matchett, formerly Cristy Davis re-alleges Paragraphs 68-71 of her federal RICO Act violation claim alleged in this Complaint.

559.

Plaintiff Cristy Matchett, formerly Cristy Davis re-alleges Paragraph 233 of her Oregon RICO Act violation claim alleged in this Complaint.

560.

Plaintiff Cristy Matchett, formerly Cristy Davis re-alleges Paragraphs 494-497 and 499-506 of this Complaint.

561.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's fraudulent actions, Plaintiff has been damaged economically in the amount of $733.29. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $10,000.00.

562.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR
P.O. Box 296

the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Seventy-Eighth Claim for Relief

(Claim of Ericka Doran)

563.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent credit application misrepresentations and kickback or dealer reserve misrepresentations.

564.

Plaintiff Ericka Doran re-alleges Paragraphs 1 through 22 of this Complaint.

565.

Plaintiff Ericka Doran re-alleges Paragraphs 77-78 of her federal RICO Act violation claim alleged in this Complaint.

566.

Plaintiff Ericka Doran re-alleges Paragraph 240 of her Oregon RICO Act violation claim alleged in this Complaint.

567.

Plaintiff Ericka Doran re-alleges Paragraphs 494-497 and 499-506 of this Complaint.

568.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Volkswagen's fraudulent actions, Plaintiff has been damaged economically in the amount of $20,657.10. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $25,000.00.

569.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Seventy-Ninth Claim for Relief

(Claim of Roger Franck)

570.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent collateral information misrepresentations and kickback or dealer reserve misrepresentations.

571.

Plaintiff Roger Franck re-alleges Paragraphs 1 through 22 of this Complaint.

572.

Plaintiff Roger Franck re-alleges Paragraphs 83-84 of his federal RICO Act violation claim alleged in this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 206
(541) 776-3306

573.

Plaintiff Roger Franck re-alleges Paragraph 247 of his Oregon RICO Act violation claim alleged in this Complaint.

574.

Plaintiff Roger Franck re-alleges Paragraphs 494-496 and 498-506 of this Complaint.

575.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiff has been damaged economically in the amount of $1,106.00. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $20,000.00.

576.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Eightieth Claim for Relief

(Claim of Theresa A. Jensen)

577.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent credit application misrepresentations.

578.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 1 through 22 of this Complaint.

579.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 89-90 of her federal RICO Act violation claim alleged in this Complaint.

580.

Plaintiff Theresa A. Jensen re-alleges Paragraph 254 of her Oregon RICO Act violation claim alleged in this Complaint.

581.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 494-497 and 500-506 of this Complaint.

582.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's fraudulent actions, Plaintiff has been damaged economically in the amount of $________, the amount to be determined at trial. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $200,000.00.

583.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box 296

similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Eighty-First Claim for Relief

(Claim of Heather Krehbiel)

584.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent credit application misrepresentations, illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations.

//

585.

Plaintiff Heather Krehbiel re-alleges Paragraphs 1 through 22 of this Complaint.

586.

Plaintiff Heather Krehbiel re-alleges Paragraphs 95-99 of her federal RICO Act violation claim alleged in this Complaint.

587.

Plaintiff Heather Krehbiel re-alleges Paragraph 261 of her Oregon RICO Act violation claim alleged in this Complaint.

588.

Plaintiff Heather Krehbiel re-alleges Paragraphs 494-506 of this Complaint.

589.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiff has been damaged economically in the amount of $_________, the amount to be determined at trial. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Support Services, and Lithia Honda alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $135,000.00.

590.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Eighty-Second Claim for Relief

(Claim of Jon Marshall and Heather Marshall)

591.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent credit application misrepresentations, illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations.

592.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 1 through 22 of this Complaint.

593.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 103-105 of their federal RICO Act violation claim alleged in this Complaint.

594.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraph 268 of their Oregon RICO Act violation claim alleged in this Complaint.

595.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 494-506 of this Complaint.

596.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's fraudulent actions, Plaintiffs have been damaged economically in the amount of $_________, the amount to be determined at trial. In addition, Plaintiffs have suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and have incurred additional non-economic damages in the amount of $250,000.00.

597.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Eighty-Third Claim for Relief

(Claim of Paul Mundy)

598.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent credit application misrepresentations and kickback or dealer reserve misrepresentations.

599.

Plaintiff Paul Mundy re-alleges Paragraphs 1 through 22 of this Complaint.

600.

Plaintiff Paul Mundy re-alleges Paragraphs 111-112 of his federal RICO Act violation claim alleged in this Complaint.

601.

Plaintiff Paul Mundy re-alleges Paragraph 275 of his Oregon RICO Act violation claim alleged in this Complaint.

//

602.

Plaintiff Paul Mundy re-alleges Paragraphs 494-497 and 499-506 of this Complaint.

603.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's fraudulent actions, Plaintiff has been damaged economically in the amount of $________, the amount to be determined at trial. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $200,000.00.

604.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Eighty-Fourth Claim for Relief

(Claim of Mark Nelson)

605.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent collateral information misrepresentations.

606.

Plaintiff Mark Nelson re-alleges Paragraphs 1 through 22 of this Complaint.

607.

Plaintiff Mark Nelson re-alleges Paragraphs 117-118 of his federal RICO Act violation claim alleged in this Complaint.

608.

Plaintiff Mark Nelson re-alleges Paragraph 282 of his Oregon RICO Act violation claim alleged in this Complaint.

609.

Plaintiff Mark Nelson re-alleges Paragraphs 494-496 and 498 and 500-506 of this Complaint.

610.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiff has been damaged economically in the amount of $6,724.00. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 206
MEDFORD, OR 97501
(541) 608-3306

alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $10,000.00.

611.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Eighty-Fifth Claim for Relief

(Claim of Jimmie Roberts and Linda Roberts)

612.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent credit application misrepresentations and kickback or dealer reserve misrepresentations.

613.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 1 through 22 of this Complaint.

614.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 123-124 of their federal RICO Act violation claim alleged in this Complaint.

615.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraph 289 of their Oregon

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

RICO Act violation claim alleged in this Complaint.

616.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 494-497 and 499-506 of this Complaint.

617.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's fraudulent actions, Plaintiffs have been damaged economically in the amount of $________, the amount to be determined at trial. In addition, Plaintiffs have suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and have incurred additional non-economic damages in the amount of $250,000.00.

618.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Eighty-Sixth Claim for Relief

(Claim of Valerie Sakraida and Jeffrey Sakraida)

619.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent collateral

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

information misrepresentations and kickback or dealer reserve misrepresentations.

620.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 1 through 22 of this Complaint.

621.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 129-130 of their federal RICO Act violation claim alleged in this Complaint.

622.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraph 296 of their Oregon RICO Act violation claim alleged in this Complaint.

623.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 494-496 and 498-506 of this Complaint.

624.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiffs have been damaged economically in the amount of $5,081.00. In addition, Plaintiffs have suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda alleged in this claim for relief, and have incurred additional non-economic damages in the amount of $10,000.00.

625.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. BOX

conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Eighty-Seventh Claim for Relief

(Claim of Josefina Samano)

626.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent credit application misrepresentations, illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations.

627.

Plaintiff Josefina Samano re-alleges Paragraphs 1 through 22 of this Complaint.

628.

Plaintiff Josefina Samano re-alleges Paragraphs 135-137 of her federal RICO Act violation claim alleged in this Complaint.

629.

Plaintiff Josefina Samano re-alleges Paragraph 303 of her Oregon RICO Act violation claim alleged in this Complaint.

630.

Plaintiff Josefina Samano re-alleges Paragraphs 494-506 of this Complaint.

631.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiff has been damaged economically in the amount of $_________, the amount to be determined at trial. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 306

Support Services, and Lithia Honda alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $250,000.00.

632.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Eighty-Eighth Claim for Relief

(Claim of Fred Schnaible and Debbie Schnaible)

633.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent credit application misrepresentations, illegal and fraudulent collateral information misrepresentations, and kickback or dealer reserve misrepresentations.

634.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 1 through 22 of this Complaint.

635.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 143-145 of their federal RICO Act violation claim alleged in this Complaint.

636.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraph 310of their Oregon RICO Act violation claim alleged in this Complaint.

637.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 494-506 of this Complaint.

638.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiffs have been damaged economically in the amount of $_________, the amount to be determined at trial. In addition, Plaintiffs have suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda alleged in this claim for relief, and have incurred additional non-economic damages in the amount of $250,000.00.

639.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Eighty-Ninth Claim for Relief

(Claim of Shawn Schubert)

640.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

and Lithia Honda for common law fraud in connection with illegal and fraudulent collateral information misrepresentations and kickback or dealer reserve misrepresentations.

641.

Plaintiff Shawn Schubert re-alleges Paragraphs 1 through 22 of this Complaint.

642.

Plaintiff Shawn Schubert re-alleges Paragraphs 151-152 of his federal RICO Act violation claim alleged in this Complaint.

643.

Plaintiff Shawn Schubert re-alleges Paragraph 317 of his Oregon RICO Act violation claim alleged in this Complaint.

644.

Plaintiff Shawn Schubert re-alleges Paragraphs 494-496 and 498-506 of this Complaint.

645.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiff has been damaged economically in the amount of $_______, the amount to be determined at trial. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $10,000.00.

646.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Ninetieth Claim for Relief

(Claim of Kenneth R. Smith)

647.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent collateral information misrepresentations.

648.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 1 through 22 of this Complaint.

649.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 157-158 of his federal RICO Act violation claim alleged in this Complaint.

650.

Plaintiff Kenneth R. Smith re-alleges Paragraph 324 of his Oregon RICO Act violation claim alleged in this Complaint.

651.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 494-496 and 498 and 500-506 of this Complaint.

652.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiff has been damaged economically in the amount of $4,346.00. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda alleged in this claim for relief, and has incurred additional non-economic damages in the amount

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

of $10,000.00.

653.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Ninety-First Claim for Relief

(Claim of J. Annette Strain and Marvin Strain)

654.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen for common law fraud in connection with illegal and fraudulent credit application misrepresentations and illegal and fraudulent collateral information misrepresentations.

655.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 1 through 22 of this Complaint.

656.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 163-165 of their federal RICO Act violation claim alleged in this Complaint.

657.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraph 331 of their Oregon

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box
(541) 776-3306

RICO Act violation claim alleged in this Complaint.

658.

Plaintiffs J. Annette Strain and Marvin Strain re-allege re-alleges Paragraphs 494-498 and 500-506 of this Complaint.

659.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen's fraudulent actions, Plaintiffs have been damaged economically in the amount of $_________, the amount to be determined at trial. In addition, Plaintiffs have suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen alleged in this claim for relief, and have incurred additional non-economic damages in the amount of $25,000.00.

660.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiffs by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiffs and others similarly situated. As a result thereof, Plaintiffs are entitled to recover punitive damages against the Defendants Lithia Motors, Lithia Support Services and Lithia Volkswagen, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

Ninety-Second Claim for Relief

(Claim of Sherri L. Stratton)

661.

This is a claim for relief against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda for common law fraud in connection with illegal and fraudulent collateral

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

information misrepresentations and kickback or dealer reserve misrepresentations.

662.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 1 through 22 of this Complaint.

663.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 171-172 of her federal RICO Act violation claim alleged in this Complaint.

664.

Plaintiff Sherri L. Stratton re-alleges Paragraph 338 of her Oregon RICO Act violation claim alleged in this Complaint.

665.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 494-496 and 498-506 of this Complaint.

666.

As a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Honda's fraudulent actions, Plaintiff has been damaged economically in the amount of $1,460.00. In addition, Plaintiff has suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $16,000.00.

667.

In undertaking the wrongful and illegal actions and conduct alleged in this claim for relief, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, evidenced a reckless and outrageous indifference to the harm caused to the Plaintiff by such actions. In undertaking such actions, the Defendants Lithia Motors, Lithia Support Services and Lithia Honda, by and through their agents and employees, acted with a conscious indifference to the health, safety and welfare of the Plaintiff and others similarly situated. As a result thereof, Plaintiff is entitled to recover punitive damages against the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

Defendants Lithia Motors, Lithia Support Services and Lithia Honda, pursuant to ORS 646.638(1), in the amount of $500,000.00, to deter such acts and conduct in the future.

GENERAL FACTUAL ALLEGATIONS COMMON TO COMMON TO LENDER LIABILITY CLAIMS

668

The following claims for relief are on behalf of the identified Plaintiffs individually and allege claims against the Defendants Ford Motor Credit, Onyx Acceptance, WFS Financial, Volkswagen Credit, Wells Fargo Bank, SOFCU, RFCU, and Arcadia Financial (hereinafter sometimes referred to as the "Lender Defendants"), for lender liability arising out of the purchase of a "consumer paper" retail installment contract or consumer lease in the following identified purchase or lease transactions occurring at the Lithia Volkswagen and Lithia Honda dealerships operated by the Plaintiffs Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda, or out of the loan of money to the buyer or lessee of such vehicle when it was traded in on a new vehicle. The liability of the Lender Defendants in the following lender liability claims arises by reason of these lenders being liable for all of the claims and defenses held by these Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, Lithia Volkswagen and Lithia Honda arising out the transactions at issue and as alleged in the foregoing claims for relief. The liability of the Lender Defendants arises because of the provisions of the retail installment contracts and consumer leases involved in the subject transactions, the provisions of the FCC "holder rule" set forth in 16 CFR 433.2, et seq, and the provisions of ORS 83.820. The following lender liability claims each allege a separate count under the FTC "holder rule" and under ORS 83.820, since the limitation on the liability of the lenders under these consumer protection rules and statutes differ.

669.

At all times material to this action, the Federal Trade Commission had adopted and there was in existence a federal administrative rule applicable to all of the Defendants and the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box 206

transactions at issue in each of the following lender liability claims, 16 CFR §433.2(a), which provided, that in each of the retail installment contracts involved in the transactions alleged in the following lender liability claims for relief, the following notice was to be set forth on the subject retail installment contracts in at least ten point, bold face, type:

"NOTICE

ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER."

670.

At all times material to this action, the Federal Trade Commission had adopted and there was in existence a federal administrative rule applicable to all of the Defendants and the transactions at issue in each of the following lender liability claims, 16 CFR §433.2(b), which provided, that in each of the consumer leases involved in the transactions alleged in the following lender liability claims for relief, the following notice was to be set forth on the subject consumer leases in at least ten point, bold face, type:

"NOTICE

ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER."

671.

At all times material to this action, there was duly adopted and in existence a statute in the State of Oregon applicable to all of the Defendants and the transactions at issue in the following lender liability claims, ORS 83.820(1), which provided, that in each of the transactions alleged in the following lender liability claims for relief the words "consumer paper" was to be set forth on the face of the retail installment contract or consumer lease involved in each of the subject

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

transactions.

672.

At all times material to this action, there was duly adopted and in existence a statute in the State of Oregon, ORS 83.820(2), applicable to all of the Defendants and in effect for the transactions in the following lender liability claims which involved the purchase of a vehicle under a retail installment contract, and which statute provided, in relevant part, as follows:

> "Notwithstanding the absence of such notice on a contract, note, instrument or evidence of indebtedness arising out of a consumer credit sale, consumer lease or the sale or lease of a motor vehicle on any form of credit as described in this section, an assignee of the rights of the motor vehicle dealer, seller or lessor is subject to all claims and defenses of the buyer or lessee against the motor vehicle dealer, seller or lessor arising out of the sale or lease. Any agreement to the contrary shall be of no force or effect in limiting the rights of a consumer this section. The assignee's liability under this section may not exceed the amount owing to the assignee at the time the claim or defense is asserted against the assignee."

673.

At all times material to this action, there was duly adopted and in existence a statute in the State of Oregon, ORS 83.820(4), applicable to all of the Defendants and in effect for the transactions in the following lender liability claims which involved the lending of money by one of the identified Lender Defendants to one of the identified Plaintiffs who traded in the original vehicle purchased or leased from the Lithia Volkswagen or Lithia Honda dealerships and described in the foregoing state and federal RICO claims for relief, UTPA claims for relief, and common law fraud claims for relief on the purchase or lease of a different vehicle, and which statute provided, in relevant part, as follows:

> "Notwithstanding the absence of such notice on a contract as provided in subsection (1) of this section, an assignee of the rights of the motor vehicle dealer, seller or lessor who lends money to the buyer or lessee for the purpose of paying off the amount owing to the assignee under the contract, note, instrument or evidence of indebtedness is subject to all claims and defenses of the buyer or lessee against the motor vehicle dealer, seller or lessor under the contract, note, instrument or evidence of indebtedness at the time the claim or defense is asserted had the obligation not been paid off. Assignee shall include a parent, subsidiary or other business entity similarly related to the assignee, and

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

the assignee's liability shall extend to anyone who holds the buyer's or lessee's new instrument or evidence of indebtedness."

674.

Each of the Plaintiffs in the following lender liability claims for relief have standing to bring their respective claims as a person(s) who were intended to be within the class of consumers to be benefitted by the foregoing provisions of the FTC "holder rule" and ORS 83.820, and who also suffered damage, economic and non-economic, as a result of tortious and actionable conduct engaged in by the Defendants Lithia Motors, Lithia Volkswagen, Lithia Honda, and Lithia Support Services, as alleged in the foregoing state and federal RICO claims for relief, the UTPA claims for relief, and the common law fraud claims for relief.

Ninety-Third Claim for Relief

(Claim of Robert Allen and Sherry Allen)

675.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 23-30 of their federal RICO Act violation claim alleged in this Complaint.

676.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 181-187 of their Oregon RICO Act violation claim alleged in this Complaint.

677.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 356-361 of their UTPA violation claim alleged in this Complaint.

678.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs and 507-513 of their common law fraud claim in this Complaint

679.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 668-669 and 671 and 674 of this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3200

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

680.

Pursuant to the above described FTC "holder rule" regulation, Plaintiffs are entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiffs Robert Allen and Sherry Allen's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiffs Robert Allen and Sherry Allen under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda.

681.

Upon information and belief, the retail installment contract executed by the Plaintiffs Robert Allen and Sherry Allen contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs Robert Allen and Sherry Allen are entitled to recover their reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiffs Robert and Sherry Allen against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

Ninety-Fourth Claim for Relief

(Claim of Salvador Angel)

682.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3928

Plaintiff Salvador Angel re-alleges Paragraphs 31-36 of his federal RICO Act violation claim alleged in this Complaint.

683.

Plaintiff Salvador Angel re-alleges Paragraphs 188-194 of his Oregon RICO Act violation claim alleged in this Complaint.

684.

Plaintiff Salvador Angel re-alleges Paragraphs 362-367 of his UTPA violation claim alleged in this Complaint.

685.

Plaintiff Salvador Angel re-alleges Paragraphs 514-520 of his common law fraud claim in this Complaint

686.

Plaintiff Salvador Angel re-alleges Paragraphs 668-669 and 671-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

687.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiff Salvador Angel's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiff Salvador Angel under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda.

688.

Upon information and belief, the retail installment contract executed by the Plaintiff Salvador Angel contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Salvador Angel is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

689.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff Salvador Angel's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief alleged in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount owing on the retail installment contract, assigned to the Defendant Ford Motor Credit by Defendant Lithia Honda, as of the filing of this Complaint.

690.

Upon information and belief, the retail installment contract executed by the Plaintiff Salvador Angel contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Salvador Angel is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

Ninety-Fifth Claim for Relief

(Claim of Troy Bernhardt)

691.

Plaintiff Troy Bernhardt re-alleges Paragraphs 37-42 of his federal RICO Act violation claim alleged in this Complaint.

692.

Plaintiff Troy Bernhardt re-alleges Paragraphs 195-201 of his Oregon RICO Act violation claim alleged in this Complaint.

693.

Plaintiff Troy Bernhardt re-alleges Paragraphs 368-373 of his UTPA violation claim alleged in this Complaint.

694.

Plaintiff Troy Bernhardt re-alleges Paragraphs 521-527 of his common law fraud claim in this Complaint

695.

Plaintiff Troy Bernhardt re-alleges Paragraphs 668-669 and 671-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

696.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiff Troy Bernhardt's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiff Troy Bernhardt under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda.

697.

Upon information and belief, the retail installment contract executed by the Plaintiff Troy Bernhardt contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Troy Bernhardt is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

698.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff Troy Bernhardt's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount owing on the retail installment contract, assigned to the Defendant Ford Motor

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box 296

Credit by Defendant Lithia Honda, as of the filing of this Complaint.

699.

Upon information and belief, the retail installment contract executed by the Plaintiff Troy Bernhardt contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Troy Bernhardt is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

Ninety-Sixth Claim for Relief

(Claim of David Buck and Darlene Buck)

700.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 43-48 of their federal RICO Act violation claim alleged in this Complaint.

701.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 202-208 of their Oregon RICO Act violation claim alleged in this Complaint.

702.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 374-379 of their UTPA violation claim alleged in this Complaint.

703.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 528-534 of their common law fraud claim in this Complaint

704.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 668-669 and 671-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

705.

Pursuant to the above described FTC "holder rule" regulation, Plaintiffs are entitled to a monetary judgment against the Defendant WFS Financial for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen as alleged in Plaintiffs David Buck and Darlene Buck's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant WFS Financial, however, shall not exceed the amount paid by the Plaintiffs David Buck and Darlene Buck under the retail installment contract, which retail installment contract was assigned to Defendant WFS Financial by Defendant Lithia Volkswagen.

706.

Upon information and belief, the retail installment contract executed by the Plaintiffs David Buck and Darlene Buck contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs David Buck and Darlene Buck are entitled to recover their reasonable attorney fees and costs in this action against the Defendant WFS Financial filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

ORS 83.820 Lender Liability

707.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiffs are entitled to a monetary judgment against the Defendant WFS Financial for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiffs David Buck and Darlene Buck's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant WFS Financial, however, shall not exceed the amount owing on the retail installment contract, assigned to the Defendant WFS Financial by Defendant Lithia Volkswagen, as of the filing of this Complaint.

708.

Upon information and belief, the retail installment contract executed by the Plaintiffs David Buck and Darlene Buck contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs David Buck and Darlene Buck are entitled to recover their reasonable attorney fees and costs in this action against the Defendant WFS Financial filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

Ninety-Seventh Claim for Relief

(Claim of Victoria Castner)

709.

Plaintiff Victoria Castner re-alleges Paragraphs 49-54 of her federal RICO Act violation claim alleged in this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

710.

Plaintiff Victoria Castner re-alleges Paragraphs 209-215 of her Oregon RICO Act violation claim alleged in this Complaint.

711.

Plaintiff Victoria Castner re-alleges Paragraphs 380-385 of her UTPA violation claim alleged in this Complaint.

712.

Plaintiff Victoria Castner re-alleges Paragraphs 535-541 of her common law fraud claim in this Complaint

713.

Plaintiff Victoria Castner re-alleges Paragraphs 668-669 and 671-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

714.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Wells Fargo Bank for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen as alleged in Plaintiff Victoria Castner's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Wells Fargo Bank, however, shall not exceed the amount paid by the Plaintiff Victoria Castner under the retail installment contract, which retail installment contract was assigned to Defendant Wells Fargo Bank by Defendant Lithia Volkswagen.

715.

Upon information and belief, the retail installment contract executed by the Plaintiff

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

Victoria Castner contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Victoria Castner is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Wells Fargo Bank filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

716.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a monetary judgment against the Defendant Wells Fargo Bank for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff Victoria Castner's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Wells Fargo Bank, however, shall not exceed the amount owing on the retail installment contract, assigned to the Defendant Wells Fargo Bank by Defendant Lithia Volkswagen, as of the filing of this Complaint.

717.

Upon information and belief, the retail installment contract executed by the Plaintiff Victoria Castner contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Victoria Castner is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Wells Fargo Bank filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box 296

Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

Ninety-Eighth Claim for Relief

(Claim of Manuel Castro)

718.

Plaintiff Manuel Castro re-alleges Paragraphs 55-60 of his federal RICO Act violation claim alleged in this Complaint.

719.

Plaintiff Manuel Castro re-alleges Paragraphs 216-222 of his Oregon RICO Act violation claim alleged in this Complaint.

720.

Plaintiff Manuel Castro re-alleges Paragraphs 386-391 of his UTPA violation claim alleged in this Complaint.

721.

Plaintiff Manuel Castro re-alleges Paragraphs 542-548 of his common law fraud claim in this Complaint

722.

Plaintiff Manuel Castro re-alleges Paragraphs 668 and 670-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

723.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen as alleged in Plaintiff Manuel Castro's federal and state RICO Act violation claim,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount paid by the Plaintiff Manuel Castro under the consumer lease, which consumer lease was assigned to Defendant Volkswagen Credit by Defendant Lithia Volkswagen.

724.

Upon information and belief, the consumer lease executed by the Plaintiff Manuel Castro contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Manuel Castro is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

725.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff Manuel Castro's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount owing on the consumer lease, assigned to the Defendant Volkswagen Credit by Defendant Lithia Volkswagen, as of the filing of this Complaint.

726.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

Upon information and belief, the consumer lease contract executed by the Plaintiff Manuel Castro contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Manuel Castro is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

Ninety-Ninth Claim for Relief

(Claim of Liliana Combs)

727.

Plaintiff Liliana Combs re-alleges Paragraphs 61-66 of her federal RICO Act violation claim alleged in this Complaint.

728.

Plaintiff Liliana Combs re-alleges Paragraphs 223-229 of her Oregon RICO Act violation claim alleged in this Complaint.

729.

Plaintiff Liliana Combs re-alleges Paragraphs 392-397 of her UTPA violation claim alleged in this Complaint.

730.

Plaintiff Liliana Combs re-alleges Paragraphs 549-555 of her common law fraud claim in this Complaint

731.

Plaintiff Liliana Combs re-alleges Paragraphs 668 and 670-674 of this Complaint.

COUNT ONE

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3379

FTC "Holder Rule" Regulation/Lender Liability

732.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen as alleged in Plaintiff Liliana Comb's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount paid by the Plaintiff Liliana Combs under the consumer lease, which consumer lease was assigned to Defendant Volkswagen Credit by Defendant Lithia Volkswagen.

733.

Upon information and belief, the consumer lease executed by the Plaintiff Liliana Combs contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Liliana Combs is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

734.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 772-3306

Volkswagen, as alleged in Plaintiff Liliana Comb's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount owing on the consumer lease, assigned to the Defendant Volkswagen Credit by Defendant Lithia Volkswagen, as of the filing of this Complaint.

735.

Upon information and belief, the consumer lease contract executed by the Plaintiff Liliana Combs contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Liliana Combs is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT THREE

ORS 83.820 Lender Liability

736.

Pursuant to the above described provisions of ORS 83.820(4), Plaintiff is entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff Liliana Comb's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount the amount that would have been owed on the consumer lease if the consumer lease had not been refinanced by the Defendant Volkswagen Credit as part of a refinancing

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

reaffirmation agreement in the Plaintiff's Chapter 7 bankruptcy case.

737.

Upon information and belief, the consumer lease contract executed by the Plaintiff Liliana Combs contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Liliana Combs is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One-Hundredth Claim for Relief

(Claim of Ericka Doran)

738.

Plaintiff Ericka Doran re-alleges Paragraphs 76-81 of her federal RICO Act violation claim alleged in this Complaint.

739.

Plaintiff Ericka Doran re-alleges Paragraphs 237-243 of her Oregon RICO Act violation claim alleged in this Complaint.

740.

Plaintiff Ericka Doran re-alleges Paragraphs 404-409 of her UTPA violation claim alleged in this Complaint.

741.

Plaintiff Ericka Doran re-alleges Paragraphs 563-569 of her common law fraud claim in this Complaint

742.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Plaintiff Ericka Doran re-alleges Paragraphs 668 and 670-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

743.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen as alleged in Plaintiff Ericka Doran's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount paid by the Plaintiff Ericka Doran under the consumer lease, which consumer lease was assigned to Defendant Volkswagen Credit by Defendant Lithia Volkswagen.

744.

Upon information and belief, the consumer lease executed by the Plaintiff Ericka Doran contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Ericka Doran is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

745.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff Ericka Doran's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount owing on the consumer lease, assigned to the Defendant Volkswagen Credit by Defendant Lithia Volkswagen, as of the filing of this Complaint.

//

746.

Upon information and belief, the consumer lease contract executed by the Plaintiff Ericka Doran contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Ericka Doran is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-First Claim for Relief

(Claim of Roger Franck)

747.

Plaintiff Roger Franck re-alleges Paragraphs 82-87 of his federal RICO Act violation claim alleged in this Complaint.

748.

Plaintiff Roger Franck re-alleges Paragraphs 244-250 of his Oregon RICO Act violation claim alleged in this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-3728

749.

Plaintiff Roger Franck re-alleges Paragraphs 410-415 of his UTPA violation claim alleged in this Complaint.

750.

Plaintiff Roger Franck re-alleges Paragraphs 570-576 of his common law fraud claim in this Complaint

751.

Plaintiff Roger Franck re-alleges Paragraphs 668-669 and 671-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

752.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiff Roger Franck's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiff Roger Franck under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda.

753.

Upon information and belief, the retail installment contract executed by the Plaintiff Roger Franck contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Roger Franck is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

754.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff Roger Franck's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief alleged in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount owing on the retail installment contract, assigned to the Defendant Ford Motor Credit by Defendant Lithia Honda, as of the filing of this Complaint.

755.

Upon information and belief, the retail installment contract or consumer lease executed by the Plaintiff Roger Franck contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Roger Franck is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-Second Claim for Relief

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

(Claim of Theresa A. Jensen)

756.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 88-93 of her federal RICO Act violation claim alleged in this Complaint.

757.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 251-257 of her Oregon RICO Act violation claim alleged in this Complaint.

//

758.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 416-421 of her UTPA violation claim alleged in this Complaint.

759.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 577-583 of her common law fraud claim in this Complaint

760.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 668 and 670-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

761.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen as alleged in Plaintiff Theresa A. Jensen's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

the amount paid by the Plaintiff Theresa A. Jensen under the consumer lease, which consumer lease was assigned to Defendant Volkswagen Credit by Defendant Lithia Volkswagen.

762.

Upon information and belief, the consumer lease executed by the Plaintiff Theresa A. Jensen contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Theresa A. Jensen is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

763.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff Theresa A. Jensen's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount owing on the consumer lease, assigned to the Defendant Volkswagen Credit by Defendant Lithia Volkswagen, as of the filing of this Complaint.

764.

Upon information and belief, the consumer lease contract executed by the Plaintiff Theresa A. Jensen contains a provision allowing for the recovery of attorney fees and costs by

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3073

the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Theresa A. Jensen is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

//

One Hundred-Third Claim for Relief

(Claim of Heather Krehbiel)

765.

Plaintiff Heather Krehbiel re-alleges Paragraphs 94-101 of her federal RICO Act violation claim alleged in this Complaint.

766.

Plaintiff Heather Krehbiel re-alleges Paragraphs 258-264 of her Oregon RICO Act violation claim alleged in this Complaint.

767.

Plaintiff Heather Krehbiel re-alleges Paragraphs 422-427 of her UTPA violation claim alleged in this Complaint.

768.

Plaintiff Heather Krehbiel re-alleges Paragraphs 584-590 of her common law fraud claim in this Complaint

769.

Plaintiff Heather Krehbiel re-alleges Paragraphs 668-669 and 671 and 673-674 of this Complaint.

COUNT ONE

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

FTC "Holder Rule" Regulation/Lender Liability

770.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiff Heather Krehbiel's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiff Heather Krehbiel under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda, and later paid off by money loaned by the Defendant SOFCU in connection with the subject vehicle being traded.

771.

Upon information and belief, the retail installment contract executed by the Plaintiff Heather Krehbiel contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Heather Krehbiel is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

772.

Pursuant to the above described provisions of ORS 83.820(4), Plaintiff is entitled to a

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
FAX (784) 772-3306

monetary judgment against the Defendant SOFCU for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff Heather Krehbiel's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant SOFCU, however, shall not exceed the amount the amount that would have been owed on the retail installment contract if the retail installment contract had not been paid off by money loaned from the Defendant SOFCU.

//

773.

Upon information and belief, the retail installment contract executed by the Plaintiff Heather Krehbiel contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Heather Krehbiel is entitled to recover her reasonable attorney fees and costs in this action against the Defendant SOFCU filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-Fourth Claim for Relief

(Claim of Jon Marshall and Heather Marshall)

774.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 102-109 of their federal RICO Act violation claim alleged in this Complaint.

775.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 265-271 of their Oregon RICO Act violation claim alleged in this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3338

776.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 428-433 of their UTPA violation claim alleged in this Complaint.

777.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 591-597 of their common law fraud claim in this Complaint

778.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 668-669 and 671-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

779.

Pursuant to the above described FTC "holder rule" regulation, Plaintiffs are entitled to a monetary judgment against the Defendant Onyx Acceptance for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen as alleged in Plaintiffs Jon Marshall and Heather Marshall's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Onyx Acceptance, however, shall not exceed the amount paid by the Plaintiffs Jon Marshall and Heather Marshall under the retail installment contract, which retail installment contract was assigned to Defendant Onyx Acceptance by Defendant Lithia Volkswagen.

780.

Upon information and belief, the retail installment contract executed by the Plaintiffs Jon Marshall and Heather Marshall contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs Jon Marshall and Heather Marshall are entitled to

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 306
(541) 776-3306

recover their reasonable attorney fees and costs in this action against the Defendant Onyx Acceptance filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

//

//

COUNT TWO

ORS 83.820 Lender Liability

781.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiffs are entitled to a monetary judgment against the Defendant Onyx Acceptance for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiffs Jon Marshall and Heather Marshall's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Onyx Acceptance, however, shall not exceed the amount owing on the retail installment contract, assigned to the Defendant Onyx Acceptance by Defendant Lithia Volkswagen, as of the filing of this Complaint.

782.

Upon information and belief, the retail installment contract executed by the Plaintiffs Jon Marshall and Heather Marshall contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs Jon Marshall and Heather Marshall are entitled to recover their reasonable attorney fees and costs in this action against the Defendant Onyx

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

Acceptance filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

//

//

//

One Hundred-Fifth Claim for Relief

(Claim of Paul Mundy)

783.

Plaintiff Paul Mundy re-alleges Paragraphs 110-115 of his federal RICO Act violation claim alleged in this Complaint.

784.

Plaintiff Paul Mundy re-alleges Paragraphs 272-278 of his Oregon RICO Act violation claim alleged in this Complaint.

785.

Plaintiff Paul Mundy re-alleges Paragraphs 434-439 of his UTPA violation claim alleged in this Complaint.

786.

Plaintiff Paul Mundy re-alleges Paragraphs 598-604 of his common law fraud claim in this Complaint

787.

Plaintiff Paul Mundy re-alleges Paragraphs 668 and 670-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

788.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen as alleged in Plaintiff Paul Mundy's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount paid by the Plaintiff Paul Mundy under the consumer lease, which consumer lease was assigned to Defendant Volkswagen Credit by Defendant Lithia Volkswagen.

789.

Upon information and belief, the consumer lease executed by the Plaintiff Paul Mundy contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Paul Mundy is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

790.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff Paul Mundy's federal and state RICO Act violation claim,

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW

UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount owing on the consumer lease, assigned to the Defendant Volkswagen Credit by Defendant Lithia Volkswagen, as of the filing of this Complaint.

791.

Upon information and belief, the consumer lease contract executed by the Plaintiff Paul Mundy contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Paul Mundy is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-Sixth Claim for Relief

(Claim of Mark A. Nelson)

792.

Plaintiff Mark A. Nelson re-alleges Paragraphs 116-121 of his federal RICO Act violation claim alleged in this Complaint.

793.

Plaintiff Mark A. Nelson re-alleges Paragraphs 279-285 of his Oregon RICO Act violation claim alleged in this Complaint.

794.

Plaintiff Mark A. Nelson re-alleges Paragraphs 440-445 of his UTPA violation claim alleged in this Complaint.

795.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Plaintiff Mark A. Nelson re-alleges Paragraphs 605-611of his common law fraud claim in this Complaint

796.

Plaintiff Mark A. Nelson re-alleges Paragraphs 668-669 and 671-672 and 674 of this Complaint.

//

//

//

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

797.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiff Mark A. Nelsons' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiff Mark A. Nelson under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda.

798.

Upon information and belief, the retail installment contract executed by the Plaintiff Mark A. Nelson contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Mark A. Nelson is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

799.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff Mark A. Nelson's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief alleged in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount owing on the retail installment contract, assigned to the Defendant Ford Motor Credit by Defendant Lithia Honda, as of the filing of this Complaint.

800.

Upon information and belief, the retail installment contract executed by the Plaintiff Mark A. Nelson contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Mark A. Nelson is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-Seventh Claim for Relief

(Claim of Jimmie Roberts and Linda Roberts)

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296
(541) 776-3159

801.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 122-127 of their federal RICO Act violation claim alleged in this Complaint.

802.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 286-292 of their Oregon RICO Act violation claim alleged in this Complaint.

803.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 446-451 of their UTPA violation claim alleged in this Complaint.

804.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 612-618 of their common law fraud claim in this Complaint

805.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 668 and 670-671 and 673-674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

806.

Pursuant to the above described FTC "holder rule" regulation, Plaintiffs are entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen as alleged in Plaintiffs Jimmie Roberts and Linda Robert's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount paid by the Plaintiffs Jimmie and Linda Roberts under the lease agreement, which lease agreement was assigned to Defendant Volkswagen Credit by Defendant

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

Lithia Volkswagen, and later paid off with money loaned by the Defendant RFCU in connection with the subject vehicle being traded.

807.

Upon information and belief, the consumer lease executed by the Plaintiffs Jimmie Roberts and Linda Roberts contains a provision allowing for the recovery of attorney fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs Jimmie Roberts and Linda Roberts are entitled to recover their reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

808.

Pursuant to the above described provisions of ORS 83.820(4), Plaintiffs are entitled to a monetary judgment against the Defendant RFCU for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiffs Jimmie Roberts and Linda Robert's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant RFCU, however, shall not exceed the amount the amount that would have been owed on the consumer lease if the consumer lease had not been paid off with money loaned by the Defendant RFCU.

809.

Upon information and belief, the consumer lease contract executed by the Plaintiffs Jimmie Roberts and Linda Roberts contains a provision allowing for the recovery of attorney

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3325

fees and costs by the holder of the consumer lease for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs Jimmie Roberts and Linda Roberts are entitled to recover their reasonable attorney fees and costs in this action against the Defendant RFCU filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

//

One Hundred-Eighth Claim for Relief

(Claim of Valerie Sakraida and Jeffrey Sakraida)

810.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 128-133 of their federal RICO Act violation claim alleged in this Complaint.

811.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 293-299 of their Oregon RICO Act violation claim alleged in this Complaint.

812.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 452-457 of their UTPA violation claim alleged in this Complaint.

813.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 619-625 of their common law fraud claim in this Complaint

814.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 668-669 and 671 and 673-674 of this Complaint.

COUNT ONE

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

FTC "Holder Rule" Regulation/Lender Liability

815.

Pursuant to the above described FTC "holder rule" regulation, Plaintiffs are entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiffs Valerie Sakraida and Jeffrey Sakraida's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiffs Valerie and Jeffrey Sakraida under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda, and later paid off with money loaned by the Defendant SOFCU in connection with the subject vehicle being traded.

816.

Upon information and belief, the retail installment contract executed by the Plaintiffs Valerie Sakraida and Jeffrey Sakraida contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs Valerie Sakraida and Jeffrey Sakraida are entitled to recover their reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

817.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box 296

Pursuant to the above described provisions of ORS 83.820(4), Plaintiffs are entitled to a monetary judgment against the Defendant SOFCU for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiffs Valerie Sakraida and Jeffrey Sakraida's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant SOFCU, however, shall not exceed the amount the amount that would have been owed on the retail installment contract if the retail installment contract had not been paid off with money loaned by the Defendant SOFCU.

818.

Upon information and belief, the retail installment contract executed by the Plaintiffs Valerie Sakraida and Jeffrey Sakraida contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs Valerie Sakraida and Jeffrey Sakraida are entitled to recover their reasonable attorney fees and costs in this action against the Defendant SOFCU filed to enforce the provisions of the consumer lease and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-Ninth Claim for Relief

(Claim of Josefina Samano)

819.

Plaintiff Josefina Samano re-alleges Paragraphs 134-141 of her federal RICO Act violation claim alleged in this Complaint.

820.

Plaintiff Josefina Samano re-alleges Paragraphs 300-306 of her Oregon RICO Act

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

violation claim alleged in this Complaint.

821.

Plaintiff Josefina Samano re-alleges Paragraphs 458-463 of her UTPA violation claim alleged in this Complaint.

822.

Plaintiff Josefina Samano re-alleges Paragraphs 626-632 of her common law fraud claim in this Complaint

823.

Plaintiff Josefina Samano re-alleges Paragraphs 668-669 and 671-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

824.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiff Josefina Samano's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiff Josefina Samano under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda.

825.

Upon information and belief, the retail installment contract executed by the Plaintiff Josefina Samano contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Josefina Samano is entitled to recover her reasonable attorney fees and

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

//

//

COUNT TWO

ORS 83.820 Lender Liability

826.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff Josefina Samano's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief alleged in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount owing on the retail installment contract, assigned to the Defendant Ford Motor Credit by Defendant Lithia Honda, as of the filing of this Complaint.

827.

Upon information and belief, the retail installment contract executed by the Plaintiff Josefina Samano contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Josefina Samano is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-Tenth Claim for Relief

(Claim of Fred Schnaible and Debbie Schnaible)

828.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 142-149 of their federal RICO Act violation claim alleged in this Complaint.

829.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 307-313 of their Oregon RICO Act violation claim alleged in this Complaint.

830.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 464-469 of their UTPA violation claim alleged in this Complaint.

831.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 633-639 of their common law fraud claim in this Complaint

832.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 668-669 and 671-672 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

833.

Pursuant to the above described FTC "holder rule" regulation, Plaintiffs are entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiffs Fred Schnaible and Debbie Schnaible's federal and state RICO

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiffs Fred Schnaible and Debbie Schnaible under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda.

834.

Upon information and belief, the retail installment contract executed by the Plaintiffs Fred Schnaible and Debbie Schnaible contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs Fred Schnaible and Debbie Schnaible are entitled to recover their reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

835.

Pursuant to the above described provisions of ORS 83.820(2), Plaintiffs are entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiffs Fred Schnaible and Debbie Schnaible's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief alleged in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount owing on the retail installment contract, assigned to the

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3023

Defendant Ford Motor Credit by Defendant Lithia Honda, as of the filing of this Complaint.

836.

Upon information and belief, the retail installment contract executed by the Plaintiffs Fred Schnaible and Debbie Schnaible contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs Fred Schnaible and Debbie Schnaible are entitled to recover their reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-Eleventh Claim for Relief

(Claim of Shawn Schubert)

837.

Plaintiff Shawn Schubert re-alleges Paragraphs 150-155 of his federal RICO Act violation claim alleged in this Complaint.

838.

Plaintiff Shawn Schubert re-alleges Paragraphs 314-320 of his Oregon RICO Act violation claim alleged in this Complaint.

839.

Plaintiff Shawn Schubert re-alleges Paragraphs 470-475 of his UTPA violation claim alleged in this Complaint.

840.

Plaintiff Shawn Schubert re-alleges Paragraphs 640-646 of his common law fraud claim in this Complaint

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-3020

841.

Plaintiff Shawn Schubert re-alleges Paragraphs 668-669 and 671 and 673-674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

842.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiff Shawn Schubert's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiff Shawn Schubert under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda, and later paid off by money loaned by the Defendant Arcadia Financial in connection with the subject vehicle being traded.

843.

Upon information and belief, the retail installment contract executed by the Plaintiff Shawn Schubert contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Shawn Schubert is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

COUNT TWO

ORS 83.820 Lender Liability

844.

Pursuant to the above described provisions of ORS 83.820(4), Plaintiff is entitled to a monetary judgment against the Defendant Arcadia Financial for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff Shawn Schubert's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Arcadia Financial, however, shall not exceed the amount the amount that would have been owed on the retail installment contract if the retail installment contract had not been paid off by money loaned from the Defendant Arcadia Financial.

845.

Upon information and belief, the retail installment contract executed by the Plaintiff Shawn Schubert contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Shawn Schubert is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Arcadia Financial filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-Twelfth Claim for Relief

(Claim of Kenneth R. Smith)

846.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 156-161 of his federal RICO Act

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296

violation claim alleged in this Complaint.

847.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 321-327 of his Oregon RICO Act violation claim alleged in this Complaint.

848.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 476-481 of his UTPA violation claim alleged in this Complaint.

849.

Plaintiff Kenneth R. Smith re-alleges Paragraphs and 647-653 of his common law fraud claim in this Complaint

850.

Plaintiff Kenneth R. Smith re-alleges Paragraphs 668-669 and 671 and 674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

851.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiff Kenneth R. Smith's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiff Kenneth R. Smith under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda.

852.

Upon information and belief, the retail installment contract executed by the Plaintiff

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
FAX (541) 772-3

Kenneth R. Smith contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Kenneth R. Smith is entitled to recover his reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-Thirteenth Claim for Relief

(Claim of J. Annette Strain and Marvin Strain)

853.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 162-169 of their federal RICO Act violation claim alleged in this Complaint.

854.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 328-334 of their Oregon RICO Act violation claim alleged in this Complaint.

855.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 482-487 of their UTPA violation claim alleged in this Complaint.

856.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 654-660 of their common law fraud claim in this Complaint

857.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 668-669 and 671 and 673-674 of this Complaint.

COUNT ONE

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

FTC "Holder Rule" Regulation/Lender Liability

858.

Pursuant to the above described FTC "holder rule" regulation, Plaintiffs are entitled to a monetary judgment against the Defendant Volkswagen Credit for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen as alleged in Plaintiffs J. Annette Strain and Marvin Strain's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Volkswagen Credit, however, shall not exceed the amount paid by the Plaintiffs J. Annette Strain and Marvin Strain under the retail installment contract, which retail installment contract was assigned to Defendant Volkswagen Credit by Defendant Lithia Volkswagen, and later paid off with money loaned by the Defendant Onyx Acceptance in connection with the subject vehicle being traded.

859.

Upon information and belief, the consumer lease executed by the Plaintiffs J. Annette Strain and Marvin Strain contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs J. Annette Strain and Marvin Strain are entitled to recover their reasonable attorney fees and costs in this action against the Defendant Volkswagen Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

860.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

Pursuant to the above described provisions of ORS 83.820(4), Plaintiffs are entitled to a monetary judgment against the Defendant Onyx Acceptance for the full amount of Plaintiffs' damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiffs J. Annette Strain and Marvin Strain's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant Onyx Acceptance, however, shall not exceed the amount the amount that would have been owed on the retail installment contract if the retail installment contract had not been paid off with money loaned by the Defendant Onyx Acceptance.

861.

Upon information and belief, the retail installment contract executed by the Plaintiffs J. Annette Strain and Marvin Strain contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiffs J. Annette Strain and Marvin Strain are entitled to recover their reasonable attorney fees and costs in this action against the Defendant Onyx Acceptance filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiffs against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen arising out of the transaction as alleged in the Plaintiffs' federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

One Hundred-Fourteenth Claim for Relief

(Claim of Sherri Stratton)

862.

Plaintiff Sherri Stratton re-alleges Paragraphs 170-175 of her federal RICO Act violation claim alleged in this Complaint.

863.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Plaintiff Sherri Stratton re-alleges Paragraphs 335-341 of her Oregon RICO Act violation claim alleged in this Complaint.

864.

Plaintiff Sherri Stratton re-alleges Paragraphs 488-493 of her UTPA violation claim alleged in this Complaint.

865.

Plaintiff Sherri Stratton re-alleges Paragraphs 661-667 of her common law fraud claim in this Complaint

866.

Plaintiff Sherri Stratton re-alleges Paragraphs 668-669 and 671 and 673-674 of this Complaint.

COUNT ONE

FTC "Holder Rule" Regulation/Lender Liability

867.

Pursuant to the above described FTC "holder rule" regulation, Plaintiff is entitled to a monetary judgment against the Defendant Ford Motor Credit for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda as alleged in Plaintiff Sherri Stratton's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint. The amount of such judgment against the Defendant Ford Motor Credit, however, shall not exceed the amount paid by the Plaintiff Sherri Stratton under the retail installment contract, which retail installment contract was assigned to Defendant Ford Motor Credit by Defendant Lithia Honda, and later paid off by money loaned by the Defendant RFCU in connection with the subject vehicle being traded.

868.

Upon information and belief, the retail installment contract executed by the Plaintiff Sherri

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR
P.O. Box

Stratton contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Sherri Stratton is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

COUNT TWO

ORS 83.820 Lender Liability

869.

Pursuant to the above described provisions of ORS 83.820(4), Plaintiff is entitled to a monetary judgment against the Defendant RFCU for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff Sherri Stratton's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claim for relief alleged in this Complaint. The amount of such judgment against the Defendant RFCU, however, shall not exceed the amount the amount that would have been owed on the retail installment contract if the retail installment contract had not been paid off by money loaned from the Defendant RFCU.

870.

Upon information and belief, the retail installment contract executed by the Plaintiff Sherri Stratton contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection actions taken upon the contract. Pursuant to ORS 20.096, Plaintiff Sherri Stratton is entitled to recover her reasonable attorney fees and costs in this action against the Defendant RFCU filed to enforce the provisions of the retail installment contract and the claims and defenses held by the Plaintiff against the Defendants Lithia Motors,

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

Lithia Support Services, and Lithia Honda arising out of the transaction as alleged in the Plaintiff's federal and state RICO Act violation claim, UTPA violation claim, and common law fraud claims for relief in this Complaint.

//

//

//

GENERAL FACTUAL ALLEGATIONS COMMON TO COMMON TO INJUNCTIVE RELIEF CLAIMS

871.

The following claims for relief are on behalf of the following identified Plaintiffs individually and allege claims against the Defendants Ford Motor Credit, Onyx Acceptance, WFS Financial, Volkswagen Credit, Wells Fargo Bank, SOFCU, RFCU, and Arcadia Financial for injunctive relief to have any adverse credit reporting previously made by these Lender Defendants against each of these Plaintiffs on the transaction(s) that are the subject of each of these Plaintiffs' foregoing claims in this Complaint to be removed from each of these Plaintiffs' credit histories, and to permanently enjoin these Lender Defendants from making any future adverse credit reporting as to these transaction(s).

872.

Each of the Plaintiffs in the following injunctive relief claims have standing to bring their respective injunctive relief claims as a person(s) who suffered damage, economic and non-economic, as a result of the illegal, fraudulent and tortious conduct alleged in the foregoing claims for relief for these Plaintiffs in this Complaint, and as individuals who have had or may have adverse credit reporting made on their respective credit histories by the Lender Defendants as a result of the subject transaction(s).

873.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Upon information and belief, each of the Plaintiffs in the following injunctive relief claims allege that with regard to the transaction(s) which are the subject of these Plaintiffs' foregoing claims for relief in this Complaint the identified Lender Defendants caused or may cause certain adverse credit reports to be made to credit reporting agencies on these Plaintiffs.

874.

The making of prior and any future adverse credit reports by the Lender Defendants against the following Plaintiffs alleging injunctive relief claims on the subject transaction(s) will cause irreparable harm and injury to each of these Plaintiffs and their individual creditworthiness.

875.

Each of the following Plaintiffs alleging claims for injunctive relief against the Lender Defendant have no adequate legal remedy for such irreparable harm and injury.

One Hundred-Fifteenth Claim for Relief

(Claim of Robert Allen and Sherry Allen)

876.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 23-30 of their federal RICO Act violation claim alleged in this Complaint.

877.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 181-187 of their Oregon RICO Act violation claim alleged in this Complaint.

878.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 356-361 of their UTPA violation claim alleged in this Complaint.

879.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 507-513 of their common law fraud claim in this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS-AT-LAW
MEDFORD, OR 97501
P.O. Box 250
(541) 776-3629

880.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 675-681 of their lender liability claim in this Complaint.

881.

Plaintiffs Robert Allen and Sherry Allen re-allege Paragraphs 871-875 of this Complaint.

882.

The making of adverse credit reports against the Plaintiffs because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiffs and their creditworthiness.

883.

Plaintiffs are entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiffs arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiffs with regard to such matters in the future.

One Hundred-Sixteenth Claim for Relief

(Claim of Salvador Angel)

884.

Plaintiff Salvador Angel re-alleges Paragraphs 31-36 of his federal RICO Act violation claim alleged in this Complaint.

885.

Plaintiff Salvador Angel re-alleges Paragraphs 188-194 of his Oregon RICO Act violation

G. JEFFERSON CAMPBELL, JR., P.C.
MEDFORD, OR 97501

claim alleged in this Complaint.

886.

Plaintiff Salvador Angel re-alleges Paragraphs 362-367 of his UTPA violation claim alleged in this Complaint.

887.

Plaintiff Salvador Angel re-alleges Paragraphs 514-520 of his common law fraud claim in this Complaint.

888.

Plaintiff Salvador Angel re-alleges Paragraphs 682-690 of his lender liability claim in this Complaint.

889.

Plaintiff Salvador Angel re-alleges Paragraphs 871-875 of this Complaint.

890.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiff and his creditworthiness.

891.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

One Hundred-Seventeenth Claim for Relief

(Claim of Troy Bernhardt)

892.

Plaintiff Troy Bernhardt re-alleges Paragraphs 37-42 of his federal RICO Act violation claim alleged in this Complaint.

893.

Plaintiff Troy Bernhardt re-alleges Paragraphs 195-201 of his Oregon RICO Act violation claim alleged in this Complaint.

894.

Plaintiff Troy Bernhardt re-alleges Paragraphs 368-373 of his UTPA violation claim alleged in this Complaint.

895.

Plaintiff Troy Bernhardt re-alleges Paragraphs 521-527 of his common law fraud claim in this Complaint.

896.

Plaintiff Troy Bernhardt re-alleges Paragraphs 691-699 of his lender liability claim in this Complaint.

897.

Plaintiff Troy Bernhardt re-alleges Paragraphs 871-875 of this Complaint.

898.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiff and his creditworthiness.

899.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

One Hundred-Eighteenth Claim for Relief

(Claim of David Buck and Darlene Buck)

900.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 43-48 of their federal RICO Act violation claim alleged in this Complaint.

901.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 202-208 of their Oregon RICO Act violation claim alleged in this Complaint.

902.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 374-379 of their UTPA violation claim alleged in this Complaint.

903.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 528-534 of their common law fraud claim in this Complaint.

904.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 700-708 of their lender liability claim in this Complaint.

905.

Plaintiffs David Buck and Darlene Buck re-allege Paragraphs 871-875 of this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

906.

The making of adverse credit reports against the Plaintiffs because of an alleged defaulted obligation to Defendant WFS Financial, or because of any assertion of claims against the Defendant WFS Financial and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiffs and their creditworthiness.

//

907.

Plaintiffs are entitled to recover a judgment for a permanent injunction against the Defendant WFS Financial, causing it to direct the removal of all adverse credit reports made as to the Plaintiffs arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant WFS Financial prohibiting it from making any adverse credit reports against the Plaintiffs with regard to such matters in the future.

One Hundred-Nineteenth Claim for Relief

(Claim of Victoria Castner)

908.

Plaintiff Victoria Castner re-alleges Paragraphs 49-54 of her federal RICO Act violation claim alleged in this Complaint.

909.

Plaintiff Victoria Castner re-alleges Paragraphs 209-215 of her Oregon RICO Act violation claim alleged in this Complaint.

910.

Plaintiff Victoria Castner re-alleges Paragraphs 380-385 of her UTPA violation claim alleged in this Complaint.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-[illegible]

911.

Plaintiff Victoria Castner re-alleges Paragraphs 535-541 of her common law fraud claim in this Complaint.

912.

Plaintiff Victoria Castner re-alleges Paragraphs 709-717 of her lender liability claim in this Complaint.

//

913.

Plaintiff Victoria Castner re-alleges Paragraphs 871-875 of this Complaint.

914.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Wells Fargo Bank, or because of any assertion of claims against the Defendant Wells Fargo Bank and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiff and her creditworthiness.

915.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Wells Fargo Bank, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant Wells Fargo Bank prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

One Hundred-Twentieth Claim for Relief

(Claim of Manuel Castro)

916.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS-AT-LAW
MEDFORD, OR
P.O. Box 296

Plaintiff Manuel Castro re-alleges Paragraphs 55-60 of his federal RICO Act violation claim alleged in this Complaint.

917.

Plaintiff Manuel Castro re-alleges Paragraphs 216-222 of his Oregon RICO Act violation claim alleged in this Complaint.

918.

Plaintiff Manuel Castro re-alleges Paragraphs 386-391 of his UTPA violation claim alleged in this Complaint.

919.

Plaintiff Manuel Castro re-alleges Paragraphs 542-548 of his common law fraud claim in this Complaint.

920.

Plaintiff Manuel Castro re-alleges Paragraphs 718-726 of his lender liability claim in this Complaint.

921.

Plaintiff Manuel Castro re-alleges Paragraphs 871-875 of this Complaint.

922.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Volkswagen Credit, or because of any assertion of claims against the Defendant Volkswagen Credit and the exercise of any right of off-set against the alleged payment obligations under the consumer lease for the lease of the subject vehicle will cause irreparable harm and injury to the Plaintiff and his creditworthiness.

923.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Volkswagen Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
FAX (541) 776-3306

regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant Volkswagen Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

//

//

//

One Hundred-Twenty-First Claim for Relief

(Claim of Liliana Combs)

924.

Plaintiff Liliana Combs re-alleges Paragraphs 61-66 of her federal RICO Act violation claim alleged in this Complaint.

925.

Plaintiff Liliana Combs re-alleges Paragraphs 223-229 of her Oregon RICO Act violation claim alleged in this Complaint.

926.

Plaintiff Liliana Combs re-alleges Paragraphs 392-397 of her UTPA violation claim alleged in this Complaint.

927.

Plaintiff Liliana Combs re-alleges Paragraphs 549-555 of her common law fraud claim in this Complaint.

928.

Plaintiff Liliana Combs re-alleges Paragraphs 727-737 of her lender liability claim in this Complaint.

929.

Plaintiff Liliana Combs re-alleges Paragraphs 871-875 of this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

930.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Volkswagen Credit, or because of any assertion of claims against the Defendant Volkswagen Credit and the exercise of any right of off-set against the alleged payment obligations under the consumer lease for the lease of the subject vehicle will cause irreparable harm and injury to the Plaintiff and her creditworthiness.

//

931.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Volkswagen Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant Volkswagen Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

One Hundred-Twenty-Second Claim for Relief

(Claim of Ericka Doran)

932.

Plaintiff Ericka Doran re-alleges Paragraphs 76-81 of her federal RICO Act violation claim alleged in this Complaint.

933.

Plaintiff Ericka Doran re-alleges Paragraphs 237-243 of her Oregon RICO Act violation claim alleged in this Complaint.

934.

Plaintiff Ericka Doran re-alleges Paragraphs 404-409 of her UTPA violation claim alleged in this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3020

935.

Plaintiff Ericka Doran re-alleges Paragraphs 563-569 of her common law fraud claim in this Complaint.

936.

Plaintiff Ericka Doran re-alleges Paragraphs 738-746 of her lender liability claim in this Complaint.

//

937.

Plaintiff Ericka Doran re-alleges Paragraphs 871-875 of this Complaint.

938.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Volkswagen Credit, or because of any assertion of claims against the Defendant Volkswagen Credit and the exercise of any right of off-set against the alleged payment obligations under the consumer lease for the lease of the subject vehicle will cause irreparable harm and injury to the Plaintiff and her creditworthiness.

939.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Volkswagen Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant Volkswagen Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

One Hundred-Twenty-Third Claim for Relief

(Claim of Roger Franck)

940.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 206
(541) 776-2025

Plaintiff Roger Franck re-alleges Paragraphs 82-87 of his federal RICO Act violation claim alleged in this Complaint.

941.

Plaintiff Roger Franck re-alleges Paragraphs 244-250 of his Oregon RICO Act violation claim alleged in this Complaint.

942.

Plaintiff Roger Franck re-alleges Paragraphs 410-415 of his UTPA violation claim alleged in this Complaint.

943.

Plaintiff Roger Franck re-alleges Paragraphs 570-576 of his common law fraud claim in this Complaint.

944.

Plaintiff Roger Franck re-alleges Paragraphs 747-755 of his lender liability claim in this Complaint.

945.

Plaintiff Roger Franck re-alleges Paragraphs 871-875 of this Complaint.

946.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiff and his creditworthiness.

947.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

//

//

//

One Hundred-Twenty-Fourth Claim for Relief

(Claim of Theresa A. Jensen)

948.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 88-93 of her federal RICO Act violation claim alleged in this Complaint.

949.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 251-257 of her Oregon RICO Act violation claim alleged in this Complaint.

950.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 416-421 of her UTPA violation claim alleged in this Complaint.

951.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 577-583 of her common law fraud claim in this Complaint.

952.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 756-764 of her lender liability claim in this Complaint.

953.

Plaintiff Theresa A. Jensen re-alleges Paragraphs 871-875 of this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

954.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Volkswagen Credit, or because of any assertion of claims against the Defendant Volkswagen Credit and the exercise of any right of off-set against the alleged payment obligations under the consumer lease for the lease of the subject vehicle will cause irreparable harm and injury to the Plaintiff and her creditworthiness.

//

955.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Volkswagen Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant Volkswagen Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

One Hundred-Twenty-Fifth Claim for Relief

(Claim of Heather Krehbiel)

956.

Plaintiff Heather Krehbiel re-alleges Paragraphs 94-101 of her federal RICO Act violation claim alleged in this Complaint.

957.

Plaintiff Heather Krehbiel re-alleges Paragraphs 258-264 of her Oregon RICO Act violation claim alleged in this Complaint.

958.

Plaintiff Heather Krehbiel re-alleges Paragraphs 422-427 of her UTPA violation claim alleged in this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

959.

Plaintiff Heather Krehbiel re-alleges Paragraphs 584-590 of her common law fraud claim in this Complaint.

960.

Plaintiff Heather Krehbiel re-alleges Paragraphs 765-773 of her lender liability claim in this Complaint.

//

961.

Plaintiff Heather Krehbiel re-alleges Paragraphs 871-875 of this Complaint.

962.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiff and her creditworthiness.

963.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

One Hundred-Twenty-Sixth Claim for Relief

(Claim of Jon Marshall and Heather Marshall)

964.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3626

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 102-109 of their federal RICO Act violation claim alleged in this Complaint.

965.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 265-271 of their Oregon RICO Act violation claim alleged in this Complaint.

966.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 428-433 of their UTPA violation claim alleged in this Complaint.

967.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 591-597 of their common law fraud claim in this Complaint.

968.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 774-782 of their lender liability claim in this Complaint.

969.

Plaintiffs Jon Marshall and Heather Marshall re-allege Paragraphs 871-875 of this Complaint.

970.

The making of adverse credit reports against the Plaintiffs because of an alleged defaulted obligation to Defendant Onyx Acceptance, or because of any assertion of claims against the Defendant Onyx Acceptance and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiffs and their creditworthiness.

971.

Plaintiffs are entitled to recover a judgment for a permanent injunction against the Defendant Onyx Acceptance, causing it to direct the removal of all adverse credit reports made

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3006

as to the Plaintiffs arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant Onyx Acceptance prohibiting it from making any adverse credit reports against the Plaintiffs with regard to such matters in the future.

//

//

One Hundred-Twenty-Seventh Claim for Relief

(Claim of Paul Mundy)

972.

Plaintiff Paul Mundy re-alleges Paragraphs 5110-115 of his federal RICO Act violation claim alleged in this Complaint.

973.

Plaintiff Paul Mundy re-alleges Paragraphs 272-278 of his Oregon RICO Act violation claim alleged in this Complaint.

974.

Plaintiff Paul Mundy re-alleges Paragraphs 434-439 of his UTPA violation claim alleged in this Complaint.

975.

Plaintiff Paul Mundy re-alleges Paragraphs 598-604 of his common law fraud claim in this Complaint.

976.

Plaintiff Paul Mundy re-alleges Paragraphs 783-791 of his lender liability claim in this Complaint.

977.

Plaintiff Paul Mundy re-alleges Paragraphs 871-875 of this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

978.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Volkswagen Credit, or because of any assertion of claims against the Defendant Volkswagen Credit and the exercise of any right of off-set against the alleged payment obligations under the consumer lease for the lease of the subject vehicle will cause irreparable harm and injury to the Plaintiff and his creditworthiness.

//

979.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Volkswagen Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant Volkswagen Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

One Hundred-Twenty-Eighth Claim for Relief

(Claim of Mark A. Nelson)

980.

Plaintiff Mark A. Nelson re-alleges Paragraphs 116-121 of his federal RICO Act violation claim alleged in this Complaint.

981.

Plaintiff Mark A. Nelson re-alleges Paragraphs 279-285 of his Oregon RICO Act violation claim alleged in this Complaint.

982.

Plaintiff Mark A. Nelson re-alleges Paragraphs 440-445 of his UTPA violation claim alleged in this Complaint.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

983.

Plaintiff Mark A. Nelson re-alleges Paragraphs 605-611 of his common law fraud claim in this Complaint.

984.

Plaintiff Mark A. Nelson re-alleges Paragraphs 792-800 of his lender liability claim in this Complaint.

//

985.

Plaintiff Mark A. Nelson re-alleges Paragraphs 871-875 of this Complaint.

986.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiff and his creditworthiness.

987.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

One Hundred-Twenty-Ninth Claim for Relief

(Claim of Jimmie Roberts and Linda Roberts)

988.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-5296

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 122-127 of their federal RICO Act violation claim alleged in this Complaint.

989.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 286-292 of their Oregon RICO Act violation claim alleged in this Complaint.

990.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 446-451 of their UTPA violation claim alleged in this Complaint.

991.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 612-618 of their common law fraud claim in this Complaint.

992.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 801-809 of their lender liability claim in this Complaint.

993.

Plaintiffs Jimmie Roberts and Linda Roberts re-allege Paragraphs 871-875 of this Complaint.

994.

The making of adverse credit reports against the Plaintiffs because of an alleged defaulted obligation to Defendant Volkswagen Credit, or because of any assertion of claims against the Defendant Volkswagen Credit and the exercise of any right of off-set against the alleged payment obligations under the consumer lease for the lease of the subject vehicle will cause irreparable harm and injury to the Plaintiffs and their creditworthiness.

995.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Volkswagen Credit, causing it to direct the removal of all adverse credit reports made as to the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3606

Plaintiffs arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant Volkswagen Credit prohibiting it from making any adverse credit reports against the Plaintiffs with regard to such matters in the future.

996.

The making of adverse credit reports against the Plaintiffs because of an alleged defaulted obligation to Defendant RFCU, or because of any assertion of claims against the Defendant RFCU and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of another vehicle in connection with the subsequent trade of the subject vehicle will cause irreparable harm and injury to the Plaintiffs and their creditworthiness.

997.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant RFCU, causing it to direct the removal of all adverse credit reports made as to the Plaintiffs arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction, the subsequent trade of the subject vehicle, and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant RFCU prohibiting it from making any adverse credit reports against the Plaintiffs with regard to such matters in the future.

One Hundred-Thirtieth Claim for Relief

(Claim of Valerie Sakraida and Jeffrey Sakraida)

998.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 128-133 of their federal RICO Act violation claim alleged in this Complaint.

999.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 293-299 of their Oregon RICO Act violation claim alleged in this Complaint.

1000.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 452-457 of their UTPA violation claim alleged in this Complaint.

1001.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 619-625 of their common law fraud claim in this Complaint.

1002.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 810-818 of their lender liability claim in this Complaint.

1003.

Plaintiffs Valerie Sakraida and Jeffrey Sakraida re-allege Paragraphs 871-875 of this Complaint.

1004.

The making of adverse credit reports against the Plaintiffs because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiffs and their creditworthiness.

1005.

Plaintiffs are entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made to the Plaintiffs arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. BOX 296

injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiffs with regard to such matters in the future.

1006.

The making of adverse credit reports against the Plaintiffs because of an alleged defaulted obligation to Defendant SOFCU, or because of any assertion of claims against the Defendant SOFCU and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of another vehicle in connection with the subsequent trade of the subject vehicle will cause irreparable harm and injury to the Plaintiffs and their creditworthiness.

1007.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant SOFCU, causing it to direct the removal of all adverse credit reports made as to the Plaintiffs arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction, the subsequent trade of the subject vehicle, and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant SOFCU prohibiting it from making any adverse credit reports against the Plaintiffs with regard to such matters in the future.

One Hundred-Thirty-First Claim for Relief

(Claim of Josefina Samano)

1008.

Plaintiff Josefina Samano re-alleges Paragraphs 134-141 of her federal RICO Act violation claim alleged in this Complaint.

1009.

Plaintiff Josefina Samano re-alleges Paragraphs 300-306 of her Oregon RICO Act violation claim alleged in this Complaint.

1010.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Plaintiff Josefina Samano re-alleges Paragraphs 458-463 of her UTPA violation claim alleged in this Complaint.

1011.

Plaintiff Josefina Samano re-alleges Paragraphs 626-632 of her common law fraud claim in this Complaint.

1012.

Plaintiff Josefina Samano re-alleges Paragraphs 819-827 of her lender liability claim in this Complaint.

1013.

Plaintiff Josefina Samano re-alleges Paragraphs 871-875 of this Complaint.

1014.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiff and her creditworthiness.

1015.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

One Hundred-Thirty-Second Claim for Relief

(Claim of Fred Schnaible and Debbie Schnaible)

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

1016.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 142-149 of their federal RICO Act violation claim alleged in this Complaint.

1017.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 307-313 of their Oregon RICO Act violation claim alleged in this Complaint.

//

1018.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 464-469 of their UTPA violation claim alleged in this Complaint.

1018.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 633-639 of their common law fraud claim in this Complaint.

1020.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 828-836 of their lender liability claim in this Complaint.

1021.

Plaintiffs Fred Schnaible and Debbie Schnaible re-allege Paragraphs 871-875 of this Complaint.

1022.

The making of adverse credit reports against the Plaintiffs because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiffs and their creditworthiness.

1023.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. BOX 296
FAX (541) 779-6786

Plaintiffs are entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiffs arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiffs with regard to such matters in the future.

One Hundred-Thirty-Third Claim for Relief

(Claim of Shawn Schubert)

1024.

Plaintiff Shawn Schubert re-alleges Paragraphs 150-155 of his federal RICO Act violation claim alleged in this Complaint.

1025.

Plaintiff Shawn Schubert re-alleges Paragraphs 314-320 of his Oregon RICO Act violation claim alleged in this Complaint.

1026.

Plaintiff Shawn Schubert re-alleges Paragraphs 470-475 of his UTPA violation claim alleged in this Complaint.

1027.

Plaintiff Shawn Schubert re-alleges Paragraphs 640-646 of his common law fraud claim in this Complaint.

1028.

Plaintiff Shawn Schubert re-alleges Paragraphs 837-845 of his lender liability claim in this Complaint.

1029.

Plaintiff Shawn Schubert re-alleges Paragraphs 871-875 of this Complaint.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

1030.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiff and his creditworthiness.

//

1031.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

1032.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Arcadia Financial, or because of any assertion of claims against the Defendant Arcadia Financial and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of another vehicle in connection with the subsequent trade of the subject vehicle will cause irreparable harm and injury to the Plaintiff and his creditworthiness.

1033.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Arcadia Financial, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

regard to the underlying transaction, the subsequent trade of the subject vehicle, and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Arcadia Financial prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

//

//

One Hundred-Thirty-Fourth Claim for Relief

(Claim of J. Annette Strain and Marvin Strain)

1034.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 162-169 of their federal RICO Act violation claim alleged in this Complaint.

1035.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 328-334 of their Oregon RICO Act violation claim alleged in this Complaint.

1036.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 482-487 of their UTPA violation claim alleged in this Complaint.

1037.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 654-660 of their common law fraud claim in this Complaint.

1038.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 853-861 of their lender liability claim in this Complaint.

1039.

Plaintiffs J. Annette Strain and Marvin Strain re-allege Paragraphs 871-875 of this Complaint.

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3106

1040.

The making of adverse credit reports against the Plaintiffs because of an alleged defaulted obligation to Defendant Volkswagen Credit, or because of any assertion of claims against the Defendant Volkswagen Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiffs and their creditworthiness.

1041.

Plaintiffs are entitled to recover a judgment for a permanent injunction against the Defendant Volkswagen Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiffs arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant Volkswagen Credit prohibiting it from making any adverse credit reports against the Plaintiffs with regard to such matters in the future.

1042.

The making of adverse credit reports against the Plaintiffs because of an alleged defaulted obligation to Defendant Onyx Acceptance, or because of any assertion of claims against the Defendant Onyx Acceptance and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of another vehicle in connection with the subsequent trade of the subject vehicle will cause irreparable harm and injury to the Plaintiffs and their creditworthiness.

1043.

Plaintiffs are entitled to recover a judgment for a permanent injunction against the Defendant Onyx Acceptance, causing it to direct the removal of all adverse credit reports made as to the Plaintiffs arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction, the subsequent trade of the subject vehicle, and

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296
(541) 776-3306

dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and a permanent injunction against the Defendant Onyx Acceptance prohibiting it from making any adverse credit reports against the Plaintiffs with regard to such matters in the future.

//

//

One Hundred-Thirty-Fifth Claim for Relief

(Claim of Sherri L. Stratton)

1044.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 170-175 of her federal RICO Act violation claim alleged in this Complaint.

1045.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 335-341 of her Oregon RICO Act violation claim alleged in this Complaint.

1046.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 488-493 of her UTPA violation claim alleged in this Complaint.

1047.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 661-667 of her common law fraud claim in this Complaint.

1048.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 862-870 of her lender liability claim in this Complaint.

1049.

Plaintiff Sherri L. Stratton re-alleges Paragraphs 871-875 of this Complaint.

1050.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-5306

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant Ford Motor Credit, or because of any assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the purchase of the subject vehicle will cause irreparable harm and injury to the Plaintiff and their creditworthiness.

//

1051.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

1052.

The making of adverse credit reports against the Plaintiff because of an alleged defaulted obligation to Defendant RFCU, or because of any assertion of claims against the Defendant RFCU and the exercise of any right of off-set against the alleged payment obligations under the retail installment contract for the refinancing of the subject vehicle will cause irreparable harm and injury to the Plaintiff and her creditworthiness.

1053.

Plaintiff is entitled to recover a judgment for a permanent injunction against the Defendant RFCU, causing it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction, the subsequent refinancing of the subject vehicle, and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

a permanent injunction against the Defendant RFCU prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

//

//

//

//

WHEREFORE, each of the Plaintiffs in this action pray for Judgment against the Defendants as follows:

1. Plaintiffs Robert Allen and Sherry Allen pray for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Honda, and Ford Motor Credit, and each of them, as follows:

A. Under Plaintiffs' First Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $__________, to be determined at trial, together with Plaintiffs' reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiffs' Twenty-Fourth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $___________, to be determined at trial, plus Plaintiffs' reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Forty-Seventh Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiffs, in an amount to be established at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

greater, plus Plaintiffs' reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiffs' Seventieth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages, in an amount to be established at trial, for non-economic damages in the amount of $250,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiffs' Ninety-Third Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's First, Twenty-Fourth, Forty-Seventh, and Seventieth Claims for Relief in this action, but not to exceed the amount paid by the Plaintiffs to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action;

F. Under Plaintiffs' One Hundred-Fifteenth Claim for Relief for a judgment granting injunctive relief against the Defendant Ford Motor Credit granting a permanent injunction and requiring that the Defendant Ford Motor Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and to include therein a further provision prohibiting the Defendant Ford Motor Credit from making any adverse credit reports against the Plaintiffs to any credit reporting agency with regard to such matters in the future;

G. For Plaintiffs' costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

2. Plaintiff Salvador Angel prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Honda, and Ford Motor Credit, and each of them, as follows:

A. Under Plaintiff's Second Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $3,141.00, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Twenty-Fifth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $453,141.00, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Forty-Eighth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $1,047.00, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Seventy-First Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages in the amount of $1,047.00, for non-economic damages in the amount of $150,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's Ninety-Fourth Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

alleged in Plaintiff's Second, Twenty-Fifth, Forty-Eighth, and Seventy-First Claims for Relief in this action, but not to exceed the amount paid by the Plaintiff to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's Ninety-Fourth Claim for Relief, Count Two, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Second, Twenty-Fifth, Forty-Eighth, and Seventy-First Claims for Relief in this action, not to exceed the amount owing on the subject retail installment contract as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Sixteenth Claim for Relief for a judgment granting injunctive relief against the Defendant Ford Motor Credit granting a permanent injunction and requiring that the Defendant Ford Motor Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and to include therein a further provision prohibiting the Defendant Ford Motor Credit from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

3. Plaintiff Troy Bernhardt prays for a judgment against the Defendants, Lithia Motors, Inc., Lithia Support Services, Inc., Lithia Honda, and Ford Motor Credit, and each of them, as follows:

A. Under Plaintiff's Third Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

for treble damages in the amount of $7,731.00, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Twenty-Sixth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $607,731.00, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Forty-Ninth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $2,577.00, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Seventy-Second Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages in the amount of $2,577.00, for non-economic damages in the amount of $200,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's Ninety-Fifth Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Third, Twenty-Sixth, Forty-Ninth, and Seventy-Second Claims for Relief in this action, but not to exceed the amount paid by the Plaintiff to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's Ninety-Fifth Claim for Relief, Count Two, against the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Third, Twenty-Sixth, Forty-Ninth, and Seventy-Second Claims for Relief in this action, not to exceed the amount owing on the subject retail installment contract as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Seventeenth Claim for Relief for a judgment granting injunctive relief against the Defendant Ford Motor Credit granting a permanent injunction and requiring that the Defendant Ford Motor Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and to include therein a further provision prohibiting the Defendant Ford Motor Credit from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

4. Plaintiffs David Buck and Darlene Buck pray for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Volkswagen, and WFS Financial, and each of them, as follows:

A. Under Plaintiffs' Fourth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $9,090.00, together with Plaintiffs' reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiffs' Twenty-Seventh Claim for Relief against the Defendants Lithia

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $309,090.00, plus Plaintiffs' reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Fiftieth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiffs, in the amount of $3,030.00, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiffs' reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Seventy-Third Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $3,030.00, for non-economic damages in the amount of $100,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's Ninety-Sixth Claim for Relief, Count One, against the Defendant WFS Financial, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Fourth, Twenty-Seventh, Fiftieth, and Seventy-Third Claims for Relief in this action, but not to exceed the amount paid by the Plaintiffs to Defendant WFS Financial under the retail installment contract, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action. Under Plaintiffs' Ninety-Sixth Claim for Relief, Count Two, against the Defendant WFS Financial, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Fourth, Twenty-Seventh, Fiftieth, and Seventy-Third

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. BOX 296
MEDFORD, OR 97501

Claims for Relief in this action, not to exceed the amount owing on the subject retail installment contract as of the filing of this Complaint, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action;

F. Under Plaintiffs' One Hundred-Eighteenth Claim for Relief for a judgment granting injunctive relief against the Defendant WFS Financial granting a permanent injunction and requiring that the Defendant WFS Financial direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and to include therein a further provision prohibiting the Defendant WFS Financial from making any adverse credit reports against the Plaintiffs to any credit reporting agency with regard to such matters in the future;

G. For Plaintiffs' costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

5. Plaintiff Victoria Castner prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Volkswagen, and Wells Fargo Bank, and each of them, as follows:

A. Under Plaintiff's Fifth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $31,098.00, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Twenty-Eighth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $61,008.00, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501

$500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Fifty-First Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $10,336.00, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Seventy-Fourth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $10,336.00, for non-economic damages in the amount of $10,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's Ninety-Seventh Claim for Relief, Count One, against the Defendant Wells Fargo Bank, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Fifth, Twenty-Eighth, Fifty-First, and Seventy-Fourth Claims for Relief in this action, but not to exceed the amount paid by the Plaintiff to Defendant Wells Fargo Bank under the retail installment contract, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's Ninety-Seventh Claim for Relief, Count Two, against the Defendant Wells Fargo Bank, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Fifth, Twenty-Eighth, Fifty-First, and Seventy-Fourth Claims for Relief in this action, not to exceed the amount owing on the subject retail installment contract as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501

F. Under Plaintiff's One Hundred-Nineteenth Claim for Relief for a judgment granting injunctive relief against the Defendant Wells Fargo Bank granting a permanent injunction and requiring that the Defendant Wells Fargo Bank direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and to include therein a further provision prohibiting the Defendant Wells Fargo Bank from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

6. Plaintiff Manuel Castro prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Volkswagen, and Volkswagen Credit, and each of them, as follows:

A. Under Plaintiff's Sixth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $________, the amount to be determined at trial, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Twenty-Ninth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $________, the amount to be determined at trial, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Fifty-Second Claim for Relief against the Defendants Lithia Motors,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $________, the amount to be determined at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Seventy-Fifth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $__________, the amount to be determined at trial, for non-economic damages in the amount of $150,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's Ninety-Eighth Claim for Relief, Count One, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Sixth, Twenty-Ninth, Fifty-Second, and Seventy-Fifth Claims for Relief in this action, but not to exceed the amount paid by the Plaintiff to Defendant Volkswagen Credit under the consumer lease, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's Ninety-Eighth Claim for Relief, Count Two, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Sixth, Twenty-Ninth, Fifty-Second, and Seventy-Fifth Claims for Relief in this action, not to exceed the amount owing on the subject consumer lease as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Twentieth Claim for Relief for a judgment granting

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. BOX 296
(541) 776-6066

injunctive relief against the Defendant Volkswagen Credit granting a permanent injunction and requiring that the Defendant Volkswagen Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and to include therein a further provision prohibiting the Defendant Volkswagen Credit from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

7. Plaintiff Liliana Combs prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Volkswagen, and Volkswagen Credit, and each of them, as follows:

A. Under Plaintiff's Seventh Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $62,577.63, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Thirtieth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $662,578.53, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Fifty-Third Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $20,859.51, or $200

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Seventy-Sixth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $20,859.51, for non-economic damages in the amount of $200,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's Ninety-Ninth Claim for Relief, Count One, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Seventh, Thirtieth, Fifty-Third, and Seventy-Sixth Claims for Relief in this action, but not to exceed the amount paid by the Plaintiff to Defendant Volkswagen Credit under the consumer lease, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's Ninety-Ninth Claim for Relief, Count Two, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Seventh, Thirtieth, Fifty-Third, and Seventy-Sixth Claims for Relief in this action, not to exceed the amount owing on the subject consumer lease as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's Ninety-Ninth Claim for Relief, Count Three, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Seventh, Thirtieth, Fifty-Third, and Seventy-Sixth Claims for Relief in this action, not to exceed the amount that would have been owed on the consumer lease if the consumer lease had not been refinanced by the Defendant Volkswagen Credit, together with the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296
(541) 776-3606

Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Twenty-First Claim for Relief for a judgment granting injunctive relief against the Defendant Volkswagen Credit granting a permanent injunction and requiring that the Defendant Volkswagen Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and to include therein a further provision prohibiting the Defendant Volkswagen Credit from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

8. Plaintiff Cristy Matchett, formerly Cristy Davis prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., and Lithia Volkswagen, and each of them, as follows:

A. Under Plaintiff's Eighth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $2,199.87, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Thirty-First Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $32,198.87, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Fifty-Fourth Claim for Relief against the Defendants Lithia Motors,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $733.29, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Seventy-Seventh Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $733.29, for non-economic damages in the amount of $200,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. For Plaintiff's costs and disbursements incurred herein; and

F. For such further relief that the Court may find just, equitable and necessary.

9. Plaintiff Ericka Doran prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Volkswagen, and Volkswagen Credit, and each of them, as follows:

A. Under Plaintiff's Ninth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $61,971.13, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Thirty-Second Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $136,971.03, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
P.O. BOX 296
MEDFORD, OR 97501

C. Under Plaintiffs' Fifty-Fifth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $20,657.10, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Seventy-Eighth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $20,657.10, for non-economic damages in the amount of $25,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's One Hundredth Claim for Relief, Count One, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Ninth, Thirty-Second, Fifty-Fifth, and Seventy-Eighth Claims for Relief in this action, but not to exceed the amount paid by the Plaintiff to Defendant Volkswagen Credit under the consumer lease, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundredth Claim for Relief, Count Two, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Ninth, Thirty-Second, Fifty-Fifth, and Seventy-Eighth Claims for Relief in this action, not to exceed the amount owing on the subject consumer lease as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Twenty-Second Claim for Relief for a judgment

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

granting injunctive relief against the Defendant Volkswagen Credit granting a permanent injunction and requiring that the Defendant Volkswagen Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and to include therein a further provision prohibiting the Defendant Volkswagen Credit from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

10. Plaintiff Roger Franck prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Honda, and Ford Motor Credit, and each of them, as follows:

A. Under Plaintiff's Tenth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $3,318.00, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Thirty-Third Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $63,318.03, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Fifty-Sixth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $1,106.00, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Seventy-Ninth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages in the amount of $1,106.00, for non-economic damages in the amount of $20,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's One Hundred-First Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Tenth, Thirty-Third, Fifty-Sixth, and Seventy-Ninth Claims for Relief in this action, not to exceed the amount paid by the Plaintiff to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundred-First Claim for Relief, Count Two, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Tenth, Thirty-Third, Fifty-Sixth, and Seventy-Ninth Claims for Relief in this action, not to exceed the amount owing on the subject retail installment contract as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Twenty-Third Claim for Relief for a judgment granting injunctive relief against the Defendant Ford Motor Credit granting a permanent injunction and requiring that the Defendant Ford Motor Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and to include therein a further provision prohibiting the Defendant Ford Motor Credit from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

11. Plaintiff Theresa A. Jensen prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Volkswagen, and Volkswagen Credit, and each of them, as follows:

A. Under Plaintiff's Eleventh Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $________, the amount to be established at trial, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Thirty-Fourth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $_________, the amount to be established at trial, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Fifty-Seventh Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $________, the amount to be established at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
P.O. BOX 296
MEDFORD, OR 97501

alleged in this claim for relief;

D. Under Plaintiff's Eightieth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $________, the amount to be established at trial, for non-economic damages in the amount of $200,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's One Hundred-Second Claim for Relief, Count One, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Eleventh, Thirty-Fourth, Fifty-Seventh, and Eightieth Claims for Relief in this action, but not to exceed the amount paid by the Plaintiff to Defendant Volkswagen Credit under the consumer lease, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundred-Second Claim for Relief, Count Two, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Eleventh, Thirty-Fourth, Fifty-Seventh, and Eightieth Claims for Relief in this action, not to exceed the amount owing on the subject consumer lease as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Twenty-Fourth Claim for Relief for a judgment granting injunctive relief against the Defendant Volkswagen Credit granting a permanent injunction and requiring that the Defendant Volkswagen Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen,

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

and to include therein a further provision prohibiting the Defendant Volkswagen Credit from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

12. Plaintiff Heather Krehbiel prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Honda, Ford Motor Credit, and SOFCU, and each of them, as follows:

A. Under Plaintiff's Twelfth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $_______, the amount to be established at trial, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Thirty-Fifth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $________, the amount to be established at trial, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Fifty-Eighth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $________, the amount to be established at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 236

D. Under Plaintiff's Eighty-First Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages in the amount of $_______, the amount to be established at trial, for non-economic damages in the amount of $135,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's One Hundred-Third Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Twelfth, Thirty-Fifth, Fifty-Eighth, and Eighty-First Claims for Relief in this action, not to exceed the amount paid by the Plaintiff to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundred-Third Claim for Relief, Count Two, against the Defendant SOFCU, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Twelfth, Thirty-Fifth, Fifty-Eighth, and Eighty-First Claims for Relief in this action, not to exceed the amount that would have been owed on the retail installment contract if the retail installment contract had not been paid off by the Defendant SOFCU, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Twenty-Fifth Claim for Relief for a judgment granting injunctive relief against the Defendants Ford Motor Credit and SOFCU granting a permanent injunction and requiring that the Defendants Ford Motor Credit and SOFCU direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 206
(541) 608-0206

Lithia Honda, and to include therein a further provision prohibiting the Defendants Ford Motor Credit and SOFCU from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

13. Plaintiffs Jon Marshall and Heather Marshall pray for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Volkswagen, and Onyx Acceptance, and each of them, as follows:

A. Under Plaintiffs' Thirteenth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $_______, the amount to be established at trial, together with Plaintiffs' reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiffs' Thirty-Sixth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $_______, the amount to be established at trial, plus Plaintiffs' reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Fifty-Ninth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiffs, in the amount of $________, the amount to be established at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiffs' reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

D. Under Plaintiffs' Eighty-Second Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $_______, the amount to be established at trial, for non-economic damages in the amount of $250,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiffs' One Hundred-Fourth Claim for Relief, Count One, against the Defendant Onyx Acceptance, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiffs' Thirteenth, Thirty-Sixth, Fifty-Ninth, and Eighty-Second Claims for Relief in this action, but not to exceed the amount paid by the Plaintiffs to Defendant Onyx Acceptance under the retail installment contract, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundred-Fourth Claim for Relief, Count Two, against the Defendant Onyx Acceptance, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiffs' Thirteenth, Thirty-Sixth, Fifty-Ninth, and Eighty-Second Claims for Relief in this action, not to exceed the amount owing on the subject retail installment contract as of the filing of this Complaint, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action;

F. Under Plaintiffs' One Hundred-Twenty-Sixth Claim for Relief for a judgment granting injunctive relief against the Defendant Onyx Acceptance granting a permanent injunction and requiring that the Defendant Onyx Acceptance direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and to include therein a further provision prohibiting the Defendant Onyx Acceptance from

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

making any adverse credit reports against the Plaintiffs to any credit reporting agency with regard to such matters in the future;

G. For Plaintiffs' costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

14. Plaintiff Paul Mundy prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Volkswagen, and Volkswagen Credit, and each of them, as follows:

A. Under Plaintiff's Fourteenth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $________, the amount to be determined at trial, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Thirty-Seventh Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $________, the amount to be determined at trial, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Sixtieth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $________, the amount to be determined at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Eighty-Third Claim for Relief against the Defendants Lithia Motors,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $_________, the amount to be determined at trial, for non-economic damages in the amount of $200,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's One Hundred-Fifth Claim for Relief, Count One, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Fourteenth, Thirty-Seventh, Sixtieth, and Eighty-Third Claims for Relief in this action, but not to exceed the amount paid by the Plaintiff to Defendant Volkswagen Credit under the consumer lease, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundred-Fifth Claim for Relief, Count Two, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Fourteenth, Thirty-Seventh, Sixtieth, and Eighty-Third Claims for Relief in this action, not to exceed the amount owing on the subject consumer lease as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Twenty-Seventh Claim for Relief for a judgment granting injunctive relief against the Defendant Volkswagen Credit granting a permanent injunction and requiring that the Defendant Volkswagen Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and to include therein a further provision prohibiting the Defendant Volkswagen Credit from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296
(541) 944-6006

to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

//

15. Plaintiff Mark A. Nelson prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Honda, and Ford Motor Credit, and each of them, as follows:

A. Under Plaintiff's Fifteenth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $20,172.00, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Thirty-Eighth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $50,172.00, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Sixty-First Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $6,724.00, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Eighty-Fourth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages in the amount of $6,724.00, for non-economic damages in the amount of $10,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's One Hundred-Sixth Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Fifteenth, Thirty-Eighth, Sixty-First, and Eighty-Fourth Claims for Relief in this action, not to exceed the amount paid by the Plaintiff to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundred-Sixth Claim for Relief, Count Two, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Fifteenth, Thirty-Eighth, Sixty-First, and Eighty-Fourth Claims for Relief in this action, not to exceed the amount owing on the retail installment contract as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Twenty-Eighth Claim for Relief for a judgment granting injunctive relief against the Defendant Ford Motor Credit granting a permanent injunction and requiring that the Defendant Ford Motor Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and to include therein a further provision prohibiting the Defendant Ford Motor Credit from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

16. Plaintiffs Jimmie Roberts and Linda Roberts pray for a judgment against the

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3206

Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Volkswagen, Volkswagen Credit, and RFCU, and each of them, as follows:

A. Under Plaintiffs' Sixteenth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $_______, the amount to be determined at trial, together with Plaintiffs' reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiffs' Thirty-Ninth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $_______, the amount to be determined at trial, plus Plaintiffs' reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Sixty-Second Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiffs, in the amount of $_______, the amount to be determined at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiffs' reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiffs' Eighty-Fifth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $_________, the amount to be determined at trial, for non-economic damages in the amount of $250,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296

E. Under Plaintiffs' One Hundred-Seventh Claim for Relief, Count One, against the Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiffs' Sixteenth, Thirty-Ninth, Sixty-Second, and Eighty-Fifth Claims for Relief in this action, but not to exceed the amount paid by the Plaintiffs to Defendant Volkswagen Credit under the consumer lease, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action. Under Plaintiffs' One Hundred-Seventh Claim for Relief, Count Two, against the Defendant RFCU, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiff's Sixteenth, Thirty-Ninth, Sixty-Second, and Eighty-Fifth Claims for Relief in this action, not to exceed the amount that would have been owed on the consumer lease if the consumer lease had not been paid off by the Defendant RFCU, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Twenty-Ninth Claim for Relief for a judgment granting injunctive relief against the Defendants Volkswagen Credit and RFCU granting a permanent injunction and requiring that the Defendants Volkswagen Credit and RFCU direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and to include therein a further provision prohibiting the Defendants Volkswagen Credit and RFCU from making any adverse credit reports against the Plaintiffs to any credit reporting agency with regard to such matters in the future;

G. For Plaintiffs' costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

17. Plaintiffs Valerie Sakraida and Jeffrey Sakraida pray for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Honda, Ford Motor Credit,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

and SOFCU and each of them, as follows:

A. Under Plaintiffs' Seventeenth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $15,243.00, together with Plaintiffs' reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiffs' Fortieth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $45,243.00, plus Plaintiffs' reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Sixty-Third Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiffs, in the amount of $5,081.00, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiffs' reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiffs' Eighty-Sixth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages, in the amount of $5,081.00, for non-economic damages in the amount of $10,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiffs' One Hundred-Eighth Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiffs' Seventeenth, Fortieth, Sixty-Third, and Eighty-Sixth Claims for

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296
FAX (541) 772-3306

Relief in this action, but not to exceed the amount paid by the Plaintiffs to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action. Under Plaintiffs' One Hundred-Eighth Claim for Relief, Count Two, against the Defendant SOFCU, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Seventeenth, Fortieth, Sixty-Third, and Eighty-Sixth Claims for Relief in this action, not to exceed the amount that would have been owed on the retail installment contract if the retail installment contract had not been paid off by the Defendant SOFCU, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action;

F. Under Plaintiffs' One Hundred-Thirtieth Claim for Relief for a judgment granting injunctive relief against the Defendants Ford Motor Credit and SOFCU, granting a permanent injunction and requiring that the Defendants Ford Motor Credit and SOFCU direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and to include therein a further provision prohibiting the Defendants Ford Motor Credit and SOFCU from making any adverse credit reports against the Plaintiffs to any credit reporting agency with regard to such matters in the future;

G. For Plaintiffs' costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

18. Plaintiff Josefina Samano prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Honda, and Ford Motor Credit, and each of them, as follows:

A. Under Plaintiff's Eighteenth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296
(541) 776-3606

judgment for treble damages in the amount of $________, the amount to be established at trial, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Forty-First Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $_________ the amount to be established at trial, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Sixty-Fourth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, the amount to be established at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Eighty-Seventh Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages in the amount of $________, the amount to be established at trial, for non-economic damages in the amount of $250,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's One Hundred-Ninth Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Eighteenth, Forty-First, Sixty-Fourth, and Eighty-Seventh Claims for Relief in this action, but not to exceed the amount paid by the Plaintiff to Defendant Ford

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

Motor Credit under the retail installment contract, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundred-Ninth Claim for Relief, Count Two, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Eighteenth, Forty-First, Sixty-Fourth, and Eighty-Seventh Claims for Relief in this action, not to exceed the amount owing on the subject retail installment contract as of the filing of this Complaint, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Thirty-First Claim for Relief for a judgment granting injunctive relief against the Defendant Ford Motor Credit granting a permanent injunction and requiring that the Defendant Ford Motor Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and to include therein a further provision prohibiting the Defendant Ford Motor Credit from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

19. Plaintiffs Fred Schnaible and Debbie Schnaible pray for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Honda, and Ford Motor Credit, and each of them, as follows:

A. Under Plaintiffs' Nineteenth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $________, the amount to be established at trial, together with Plaintiffs' reasonable attorney fees and expenses, for the violations of the federal

RICO Act alleged in this claim for relief;

B. Under Plaintiffs' Forty-Second Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $________, the amount to be determined at trial, plus Plaintiffs' reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Sixty-Fifth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiffs, the amount to be established at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiffs' reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiffs' Eighty-Eighth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages in the amount of $___________, to be established at trial, for non-economic damages in the amount of $250,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiffs' One Hundred-Tenth Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiffs' Nineteenth, Forty-Second, Sixty-Fifth, and Eighty-Eighth Claims for Relief in this action, but not to exceed the amount paid by the Plaintiffs to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action. Under Plaintiffs' One Hundred-Tenth Claim for

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

Relief, Count Two, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Nineteenth, Forty-Second, Sixty-Fifth, and Eighty-Eighth Claims for Relief in this action, not to exceed the amount owing on the retail installment contract as of the filing of this Complaint, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action;

F. Under Plaintiffs' One Hundred-Thirty-Second Claim for Relief for a judgment granting injunctive relief against the Defendant Ford Motor Credit, granting a permanent injunction and requiring that the Defendant Ford Motor Credit direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and to include therein a further provision prohibiting the Defendant Ford Motor Credit from making any adverse credit reports against the Plaintiffs to any credit reporting agency with regard to such matters in the future;

G. For Plaintiffs' costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

20. Plaintiff Shawn Schubert prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Honda, Ford Motor Credit, and Arcadia Financial, and each of them, as follows:

A. Under Plaintiff's Twentieth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $_______, the amount to be established at trial, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Forty-Third Claim for Relief against the Defendants Lithia Motors,

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEY AT LAW
MEDFORD, OR 97501
P.O. BOX 296

Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $________, the amount to be established at trial, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Sixty-Sixth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $________, the amount to be established at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Eighty-Ninth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages in the amount of $_______, the amount to be established at trial, for non-economic damages in the amount of $10,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's One Hundred-Eleventh Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Twentieth, Forty-Third, Sixty-Sixth, and Eighty-Ninth Claims for Relief in this action, not to exceed the amount paid by the Plaintiff to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundred-Eleventh Claim for Relief, Count Two, against the Defendant Arcadia Financial, for a monetary judgment for the damages

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Twentieth, Forty-Third, Sixty-Sixth, and Eighty-Ninth Claims for Relief in this action, not to exceed the amount that would have been owed on the retail installment contract if the retail installment contract had not been paid off by the Defendant Arcadia Financial, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Thirty-Third Claim for Relief for a judgment granting injunctive relief against the Defendants Ford Motor Credit and Arcadia Financial, granting a permanent injunction and requiring that the Defendants Ford Motor Credit and Arcadia Financial direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and to include therein a further provision prohibiting the Defendants Ford Motor Credit and Arcadia Financial from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

21. Plaintiff Kenneth R. Smith prays for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Honda, and Ford Motor Credit, and each of them, as follows:

A. Under Plaintiff's Twenty-First Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $13,038.00, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Forty-Fourth Claim for Relief against the Defendants Lithia Motors,

G. JEFFERSON CAMPBELL, JR., P.C.

Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $43,038.00, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Sixty-Seventh Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $4,346.00, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Ninetieth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages in the amount of $4,346.00, for non-economic damages in the amount of $10,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's One Hundred-Twelfth Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Twenty-First, Forty-Fourth, Sixty-Seventh, and Ninetieth Claims for Relief in this action, not to exceed the amount paid by the Plaintiff to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. For Plaintiff's costs and disbursements incurred herein; and

G. For such further relief that the Court may find just, equitable and necessary.

22. Plaintiffs J. Annette Strain and Marvin Strain pray for a judgment against the Defendants, Lithia Motors, Inc. Lithia Support Services, Inc., Lithia Volkswagen, Volkswagen

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Credit, and Onyx Acceptance, and each of them, as follows:

A. Under Plaintiffs' Twenty-Second Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $_______, the amount to be established at trial, together with Plaintiffs' reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiffs' Forty-Fifth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for treble damages in the amount of $_______, the amount to be established at trial, plus Plaintiffs' reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiffs' Sixty-Eighth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiffs, in the amount of $________, the amount to be established at trial, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiffs' reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiffs' Ninety-First Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Volkswagen jointly and severally, for a monetary judgment for economic damages in the amount of $_______, the amount to be established at trial, for non-economic damages in the amount of $25,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiffs' One Hundred-Thirteenth Claim for Relief, Count One, against the

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. BOX 296

Defendant Volkswagen Credit, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiffs' Twenty-Second, Forty-Fifth, Sixty-Eighth, and Ninety-First Claims for Relief in this action, but not to exceed the amount paid by the Plaintiffs to Defendant Volkswagen Credit under the retail installment contract, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundred-Thirteenth Claim for Relief, Count Two, against the Defendant Onyx Acceptance, for a monetary judgment for the damages recoverable under Plaintiffs' claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, as alleged in Plaintiffs' Twenty-Second, Forty-Fifth, Sixty-Eighth, and Ninety-First Claims for Relief in this action, not to exceed the amount that would have been owed on the retail installment contract if the retail installment contract had not been paid off by the Defendant Onyx Acceptance, together with the Plaintiffs' reasonable attorney fees and costs incurred in this action;

F. Under Plaintiffs' One Hundred-Thirty-Fourth Claim for Relief for a judgment granting injunctive relief against the Defendants Volkswagen Credit and Onyx Acceptance granting a permanent injunction and requiring that the Defendants Volkswagen Credit and Onyx Acceptance direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Volkswagen, and to include therein a further provision prohibiting the Defendants Volkswagen Credit and Onyx Acceptance from making any adverse credit reports against the Plaintiffs to any credit reporting agency with regard to such matters in the future;

G. For Plaintiffs' costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

23. Plaintiff Sherri L. Stratton prays for a judgment against the Defendants, Lithia

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3106

Motors, Inc. Lithia Support Services, Inc., Lithia Honda, Ford Motor Credit, and RFCU, and each of them, as follows:

A. Under Plaintiff's Twenty-Third Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $4,380.00, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

B. Under Plaintiff's Forty-Sixth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for treble damages in the amount of $52,380.00, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon RICO Act alleged in this claim for relief;

C. Under Plaintiff's Sixty-Ninth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for the actual damages suffered by the Plaintiff, in the amount of $1,460.00, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, and for punitive damages in the amount of $500,000.00, for the violations of the Oregon UTPA alleged in this claim for relief;

D. Under Plaintiff's Ninety-Second Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Lithia Honda, jointly and severally, for a monetary judgment for economic damages in the amount of $1,460.00, for non-economic damages in the amount of $16,000.00 for mental distress, anxiety, and humiliation, and for punitive damages in the amount of $500,000.00, for the fraudulent conduct alleged in this claim for relief;

E. Under Plaintiff's One Hundred-Fourteenth Claim for Relief, Count One, against the Defendant Ford Motor Credit, for a monetary judgment for the damages recoverable under

G. JEFFERSON CAMPBELL, JR., P.C.

Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Twenty-Third, Forty-Sixth, Sixty-Ninth, and Ninety-Second Claims for Relief in this action, not to exceed the amount paid by the Plaintiff to Defendant Ford Motor Credit under the retail installment contract, together with the Plaintiff's reasonable attorney fees and costs incurred in this action. Under Plaintiff's One Hundred-Fourteenth Claim for Relief, Count Two, against the Defendant RFCU, for a monetary judgment for the damages recoverable under Plaintiff's claims against the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, as alleged in Plaintiff's Twenty-Third, Forty-Sixth, Sixty-Ninth, and Ninety-Second Claims for Relief in this action, not to exceed the amount that would have been owed on the retail installment contract if the retail installment contract had not been paid off by the Defendant RFCU, together with the Plaintiff's reasonable attorney fees and costs incurred in this action;

F. Under Plaintiff's One Hundred-Thirty-Fifth Claim for Relief for a judgment granting injunctive relief against the Defendants Ford Motor Credit and RFCU, granting a permanent injunction and requiring that the Defendants Ford Motor Credit and RFCU direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying transaction and dispute between the Plaintiff and the Defendants Lithia Motors, Lithia Support Services, and Lithia Honda, and to include therein a further provision prohibiting the Defendants Ford Motor Credit and RFCU from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

G. For Plaintiff's costs and disbursements incurred herein; and

H. For such further relief that the Court may find just, equitable and necessary.

DATED this _______ day of April, 2004.

G. JEFFERSON CAMPBELL, JR., P.C.

____

G. Jefferson Campbell, Jr., OSB #75061

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
(541) 776-3306

Of Attorney for Plaintiffs

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR 97501
P.O. Box 296
[illegible]-3306